Exhibit 10.1

ECO2 PLASTICS, INC.

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

December 17, 2008

This Convertible Note and Warrant Purchase Agreement (this “Agreement”) is made as of December 17, 2008 by and among ECO2 PLASTICS, INC., a Delaware corporation (the “Company”), PENINSULA PACKAGING, LLC, a California limited liability company (“Peninsula”), TRIDENT CAPITAL FUND-VI, L.P. (“Trident Capital I”), TRIDENT CAPITAL FUND-VI PRINCIPALS FUND, L.L.C. (“Trident Capital II” and, collectively with Trident Capital I, the “Trident Lenders”), HUTTON LIVING TRUST DATED 12/10/1996 (“Hutton Trust”) and the other parties set forth on Schedule I (each, an “Additional Lender” and collectively, the “Additional Lenders”).  Each of Trident Capital I, Trident Capital II, the Hutton Trust and Peninsula, and each Additional Lender, is sometimes referred to herein as a “Purchaser” and collectively as the “Purchasers.”

WHEREAS on November 21, 2008, J. Charles Buff loaned Six Hundred Thousand Dollars ($600,000) to the Company pursuant to a certain promissory note dated as of the date thereof (the “Buff Note”); and

WHEREAS, on November 17 and November 21, 2008, the Trident Lenders loaned an aggregate of Five Hundred Fifty Thousand Dollars ($550,000) to the Company pursuant to certain promissory notes dated as of November 17 or November 21, 2008 (collectively, the “Trident Notes”); and

WHEREAS, on November 17, 2008, the Hutton Trust loaned Fifty Thousand Dollars ($50,000) to the Company pursuant to a certain promissory note dated as of such date (the “Hutton Note” and, collectively with the Trident Notes and the Buff Note, the “Nov08 Notes”); and

WHEREAS, on the date hereof, Buff assigned all of his right, title and interest in, under and to the Buff Note and certain documents related thereto to Peninsula; and

WHEREAS, Peninsula, on the one hand, and the Trident Lenders and Additional Lenders, on the other hand, each desire to lend at least an additional Nine Hundred Thousand Dollars ($900,000) to the Company, totaling at least One Million Eight Hundred Thousand Dollars ($1,800,000) in the aggregate; and

WHEREAS, in connection with such additional loans, the Company and Peninsula desire to amend and restate the Buff Note in order to evidence the entire approximately One Million Five Hundred Thousand Dollar ($1,500,000) loan which shall be owed to Peninsula; and

WHEREAS, in connection with such additional loans, the Company and the Trident Lenders desire to amend and restate the Trident Notes in order to evidence the new amounts which shall be owed to the Trident Lenders; and

WHEREAS, in connection with such additional loans, the Hutton Trust has agreed to amend and restate the Hutton Note in order to conform such note to the terms of the new Peninsula and Trident Notes; and

WHEREAS, in connection with such additional loans, the Company desires to issue certain promissory notes to the Additional Lenders; and

WHEREAS, the Company desires to issue certain warrants to the Purchasers.

AGREEMENT

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Purchaser (severally and not jointly), intending to be legally bound, hereby agree as follows:

1.           The Loans; Closing; Delivery.

(a)           The Notes.  Subject to the terms and conditions hereof, each Purchaser shall loan to the Company the amount set forth opposite such Purchaser’s name under the column heading, “Delivery Amount” on Schedule I attached hereto.  Each Purchaser shall surrender its respective Nov08 Note(s) to the Company, if any, and shall receive from the Company a promissory note in the form relating to such Purchaser attached hereto as Exhibit A (a “Note” and, collectively with all other promissory notes issued to the Purchasers hereunder, the “Notes”), in the amount set forth opposite such Purchaser’s name under the column heading “Aggregate Loan Amount” on Schedule I attached hereto.  The loans evidenced by the Notes shall be referred to herein as the “Loans.”

(b)           The Warrants.  Subject to the terms and conditions hereof, the Company agrees to issue to each Purchaser a warrant, in the form relating to such Purchaser attached hereto as Exhibit B (collectively, the “Warrants”), to purchase, at an exercise price of $0.015 per share, that number of shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), equal to 33.3333333 multiplied by the principal amount of such Purchaser’s Loan, as more specifically set forth opposite each Purchaser’s name under the column heading, “Warrant Shares” on Schedule I attached hereto.

(c)           Place and Date of Closing.  The closing of the transactions provided for herein shall take place at the offices of Stradley Ronon Stevens & Young, LLP, 200 Lake Drive East, Suite 100, Cherry Hill, NJ 08002, at not later than 5:00 p.m. (EST) on December 17, 2008 (the “Initial Closing”), or at such date as the Purchasers and the Company may agree upon, such time and date of delivery against payment being herein referred to as the “Initial Closing Date.”  References herein to the “Closing Date” shall mean the Initial Closing Date or the date of any Additional Closing (as defined below), as applicable.

(d)           Delivery.  At each Closing, the Notes and Warrants in definitive form evidencing the Loans and Warrants that the Purchasers have agreed to purchase pursuant to this Agreement shall be delivered by or on behalf of the Company, against delivery by or on behalf of each of the Purchasers of (i) the amount set forth opposite such Purchaser’s name under the column heading, “Delivery Amount” on Schedule I by check or wire transfer of immediately available funds to the account of the Company previously designated by it in writing, and (ii) the original Nov08 Notes issued to such Purchaser, if any.

(e)           Subsequent Closings.  The Purchasers understand and agree that at any time and from time to time during the period following the Initial Closing Date but not later than January 9, 2009, the Company may, at one or more additional closings (each, an “Additional Closing”), without obtaining the signature, consent or permission of any of the Purchasers, offer and sell any authorized but unsold Notes and Warrants to such persons as shall be acceptable to the Board of Directors of the Company on the terms and conditions set forth herein.  The term “Closing” as used herein shall refer to the “Initial Closing” and/or each “Additional Closing,” as appropriate.  Notwithstanding the foregoing, in no event shall the Company offer and sell any Notes such that the principal amount of all such Notes shall exceed $4,900,000 in the aggregate.

(f)           No Usury.  This Agreement and each Note issued pursuant to the terms of this Agreement are hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to the Purchasers hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of the State of California.  If at any time the performance of any provision hereof or any Note involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Purchasers hereof that all payments under this Agreement or any Note are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth in the Note, or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal.  The provisions of this Section 1(f) shall never be superseded or waived and shall control every other provision of this Agreement and any Note.

(g)           Security Agreement.  The Company and the Purchasers agree to execute the Amended and Restated Security Agreements, dated as of the date hereof, in the forms attached hereto as Exhibit E-1 and Exhibit E-2 (the “Security Agreements”), whereby the Purchasers will receive security interests in the collateral of the Company described in the Security Agreements, pursuant to the terms of the Security Agreements.  It is agreed that all of the Company’s indebtedness, whether outstanding on the date hereof or subsequently incurred or assumed, except all indebtedness secured by perfected security interests granted by the Company in connection with the Senior Debt (as such term is defined in the Security Agreements), shall be junior in right of payment to the indebtedness and other obligations of the Company pursuant to the Notes.

(h)           Subordination and Intercreditor Agreement.  The Company and the Purchasers agree to execute the Amended and Restated Subordination and Intercreditor Agreement, dated as of the date hereof, in the form attached hereto as Exhibit F (the “Subordination Agreement”).

(i)           Securities and Disclosure.  The Notes and Warrants are referred to herein as the “Securities.”  The Securities will be offered and sold to the Purchasers without such offers and sales being registered under the Securities Act of 1933, as amended (together with the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, the “Securities Act”), in reliance on exemptions therefrom.

In connection with the sale of the Securities, the Company has made available (including electronically via the SEC's EDGAR system) to Purchasers its periodic and current reports, forms, schedules, proxy statements and other documents (including exhibits and all other information incorporated by reference) filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These reports, forms, schedules, statements, documents, filings and amendments, are collectively referred to as the “SEC Documents.”  All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the SEC Documents (or other references of like import) shall be deemed to mean and include all such financial statements and schedules, documents, exhibits and other information which is incorporated by reference in the SEC Documents.

This Agreement, the Notes, the Warrants, the Security Agreements and the Subordination Agreement are sometimes herein collectively referred to as the “Transaction Documents.”  The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Conversion Shares.” The Warrant Conversion Shares and the shares of Common Stock issuable upon conversion of the Series C Convertible Preferred Stock are herein collectively referred to as the “Conversion Shares.”

2.           Representations and Warranties of the Company.  Except as set forth in the SEC Documents and on the Disclosure Schedule attached hereto and made a part hereof (the “Disclosure Schedule”), the Company represents and warrants to and agrees with Purchasers as follows:

(a)           Except as set forth in Section 2(a) of the Disclosure Schedule, the Company has filed in a timely manner all documents that the Company was required to file with the SEC under the Exchange Act since becoming subject to the requirements of the Exchange Act.  The SEC Documents as of their respective dates did not and will not as of the Closing Date (after giving effect to any updated disclosures therein), contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The SEC Documents and the documents incorporated or deemed to be incorporated by reference therein, at the time they were filed or hereafter are filed with the SEC, complied and will comply, at the time of filing, in all material respects with the requirements of the Securities Act and/or the Exchange Act, as the case may be, as applicable.

(b)           The Company has no subsidiaries.  The Company has been duly incorporated and is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with the requisite corporate power and authority to own its properties and conduct its business as now conducted as described in the SEC Documents and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, condition (financial or other), earnings, management, properties, prospects or results of operations of the Company (any such event, a “Material Adverse Effect”); the Company does not own directly or indirectly any of the capital stock or other equity or long-term debt securities of or have any equity interest in any other individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization or a government or agency or political subdivision thereof (a “Person”); all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive or other rights to subscribe for or purchase securities, and are owned free and clear of all liens, encumbrances, equities, and restrictions on transferability (other than those imposed by the Securities Act and the state securities or “Blue Sky” laws); except as set forth in Section 2(b) of the Disclosure Schedule, no options, warrants or other rights to purchase from the Company, agreements or other obligations of the Company to issue or other rights to convert any obligation into, or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding; and there is no agreement, understanding or arrangement between the Company and any of its stockholders or any other Person relating to the ownership or disposition of any capital stock of the Company or the election of directors of the Company or the governance of the Company’s affairs, and, if any, such agreements, understandings and arrangements will not be breached or violated as a result of the execution and delivery of, or the consummation of the transactions contemplated by, the Transaction Documents; there are no bonds, debentures, notes or other indebtedness having general voting rights (or convertible into securities having such rights) (“Voting Debt”) of the Company issued and outstanding; except as set forth in Section 2(b) of the Disclosure Schedule, there are no existing options, warrants, calls, subscriptions or other rights, agreements, arrangements or commitments of any character, relating to the issued or unissued capital stock of the Company, obligating the Company to issue, transfer, sell, redeem, purchase, repurchase or otherwise acquire or cause to be issued, transferred, sold, redeemed, purchased, repurchased or otherwise acquired any capital stock or Voting Debt of, or other equity interest in, the Company or securities or rights convertible into or exchangeable for such shares or equity interests or obligations of the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment; the issuance of the Notes, the Warrants or the Conversion Shares will not give rise to any preemptive rights or rights of first refusal on behalf of any Person or result in the triggering of any anti-dilution or other similar right; except as set forth in Section 2(b) of the Disclosure Schedule, there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act; there are no securities, agreements, documents or instruments containing anti-dilution provisions that will be triggered by the issuance of the Notes, the Warrants and the Conversion Shares; the Company has made available to Purchasers a true, correct and complete copy of its certificate of incorporation and bylaws, each as amended and as in effect on the date hereof.

(c)           The authorized capital stock of the Company (immediately prior to the Closing Date) consists of 1,500,000,000 shares of Common Stock and 700,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), and 152,843,414 shares of Preferred Stock have been designated as the Series A Convertible Preferred Stock (the “Series A Preferred Stock”), 336,240,039 shares of Preferred Stock have been designated as Series B-1 Stock, and 10,916,547 shares of Preferred Stock have been designated as Series B-2 Stock.  The issued and outstanding capital stock of the Company, as of immediately prior to the Closing Date and as of the Closing Date, is as set forth in Section 2(c) of the Disclosure Schedule attached hereto (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the SEC Documents or upon exercise of outstanding options, warrants and other convertible securities described in the SEC Documents).  Each share of Preferred Stock is convertible into one share of Common Stock.  Except for preemptive rights or rights of first refusal which have been waived or complied with, the issuance of the Securities will not give rise to any preemptive rights, rights of first refusal, or similar rights on behalf of any person.  There are no securities, agreements, documents or instruments containing anti-dilution provisions that will be triggered by the issuance of the Securities.  The Company has obtained the approval and consent of a majority of the outstanding shares of its Series B Convertible Preferred Stock, as well as any other approvals required, in order to authorize and designate a newly created series of the Company’s preferred stock designated as “Series C Convertible Preferred Stock.”  Subject to Section 3(d) hereof, the Series C Convertible Preferred Stock shall initially have the rights, preferences and privileges as are set forth in the Form of Certificate of Designations attached hereto as Exhibit C (the “Series C Certificate of Designations”).  Not later than January 9, 2009, the authorized capital stock of the Company shall, pursuant to a duly authorized and filed amendment to the Certificate of Incorporation of the Company, consist of 2,500,000,000 shares of Common Stock and 1,700,000,000 shares of Preferred Stock, and 152,843,414 shares of Preferred Stock shall have been designated as the Series A Preferred Stock, 336,240,039 shares of Preferred Stock shall have been designated as Series B-1 Stock, approximately 140,000,000 shares of Preferred Stock shall have been designated as Series B-2 Stock and 700,000,000 shares of Preferred Stock shall have been designated as Series C Stock.

(d)           The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Documents.  Each of the Transaction Documents has been duly and validly authorized by the Company and, when executed and delivered by the Company, will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity).

(e)           The Warrant Conversion Shares have been duly authorized and validly reserved for issuance, and when issued upon exercise of the Warrants in accordance with the terms of the Warrant, will have been validly issued, fully paid and non-assessable.  Not later than January 9, 2009, the shares of Series C Convertible Preferred Stock (and the shares of Common Stock issuable upon conversion thereof) issuable upon conversion of the Notes shall have been duly authorized and validly reserved for issuance, and when issued upon conversion of the Notes in accordance with the terms thereof, will have been validly issued, fully paid and non-assessable.  The Common Stock of the Company conforms to the description thereof contained in the SEC Documents.  No stockholder of the Company or other Person has any preemptive, co-sale rights, rights of first refusal or any other similar rights with respect to the Warrants, the Notes or the Common Stock, except for rights which have been waived or fully complied with.

(f)           No consent, approval, order or authorization of, license, registration, qualification, exemption or filing with any court or governmental agency or body or third party is required for the performance of the Transaction Documents by the Company or for the consummation by the Company of the transactions contemplated thereby, or the application of the proceeds of the issuance of the Securities as described in this Agreement, except for such consents, approvals, authorizations, licenses, qualifications, exemptions or orders (i) as have been obtained on or prior to the Closing Date, or (ii) as are not required to be obtained on or prior to the Closing Date that will be obtained when required.

(g)           The Company is not (i) in violation of its certificate of incorporation, certificates of designations or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to it or any of its properties or assets, or (iii) in default (nor has any event occurred which with notice or passage of time, or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which it is a party or to which it is subject.

(h)           The execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the transactions contemplated thereby and the fulfillment of the terms thereof will not (a) violate, conflict with or constitute or result in a breach of or a default under (or an event that, with notice or lapse of time, or both, would constitute a breach of or a default under) any of (i) the terms or provisions of any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or agreement or instrument to which the Company is a party or to which any of its properties or assets are subject, (ii) its certificate of incorporation, certificates of designations or bylaws (or similar organizational document) or (iii) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or any of its properties or assets or (b) result in the imposition of any lien upon or with respect to any of the properties or assets now owned or hereafter acquired by the Company; with respect to (a)(i), (a)(iii) and (b) only, which violation, conflict, breach, default or lien would, individually or in the aggregate, have a Material Adverse Effect.

(i)           The audited financial statements included in the SEC Documents present fairly the financial position, results of operations, cash flows and changes in shareholders’ equity of the Company, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; the interim un-audited financial statements included in the SEC Documents present fairly the financial position, results of operations and cash flows of the Company, at the dates and for the periods to which they relate subject to year-end audit adjustments and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with the audited financial statements included therein; the selected financial and statistical data included in the SEC Documents present fairly the information shown therein and have been prepared and compiled on a basis consistent with the audited financial statements included therein, except as otherwise stated therein; and each of the auditors previously engaged by the Company or to be engaged in the future by the Company is an independent certified public accountant as required by the Securities Act.  Except as set forth in the SEC Documents, since the date of the latest interim un-audited balance sheet of the Company included in the SEC Documents, (i) there has been no material change in total liabilities of the Company and (ii) there have been no liabilities incurred outside of the ordinary course of business.  Except as set forth in the SEC Documents, immediately after the Closing Date, the Company will not have any indebtedness, except the Loans and indebtedness incurred in the ordinary course of business and consistent with past practices.  The Company is not a guarantor or indemnitor of any indebtedness of any third party.

(j)           There is not pending or, to the knowledge of the Company, threatened, any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which the Company is a party, or to which its properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company, would, individually or in the aggregate, have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the application of the proceeds therefrom or the other transactions described in the SEC Documents. The Company is not a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental agency or body.

(k)           Intellectual Property.

(i)             General.  Section 2(k)(i) of the Disclosure Schedule sets forth with respect to the Company Intellectual Property Rights: (A) for each patent and patent application, the patent number or application serial number for each jurisdiction in which the patent or application has been filed, the date filed or issued and the present status thereof; (B) for each registered trademark, trade name or service mark, the application serial number or registration number for each applicable country, province and/or state and the class of goods covered; (C) for each URL or domain name, the registration date, any renewal date and name of registry; and (D) for each registered copyrighted work, the number and date of registration for each by country, province and/or state in which a copyright application has been registered.  In addition, true and correct copies of all applications filed and registrations (including all pending applications and application related documents) related to the Intellectual Property Rights listed on Section 2(k)(i) of the Disclosure Schedule have been provided or made available to Purchasers.

(ii)           Sufficiency.  The Intellectual Property Rights and Technology owned or licensed by the Company constitute all Intellectual Property Rights and Technology necessary for the conduct of the Company’s business as presently conducted, including the design, manufacture, license and sale of all products currently under development or in production.

(iii)           Royalties and Licenses.  Except pursuant to the licenses listed in Section 2(k)(iii) of the Disclosure Schedule, the Company has no obligation to compensate or account to any person for the use of any of the Intellectual Property Rights or Technology used by the Company in the conduct of the business.  Section 2(k)(iii) of the Disclosure Schedule sets forth all third party components, whether hardware, firmware or software, that are incorporated in or provided by the Company with its products, or that are otherwise necessary for the manufacture of the Company’s products.   Section 2(k)(iii) of the Disclosure Schedule lists all in-licenses of the Intellectual Property Rights and Technology applicable to the Company’s products, other than standard, off-the-shelf software commercially available on standard terms from third-party vendors.

(iv)           Ownership.  The Company (A) owns all right, title and interest in and to the Company Intellectual Property Rights and Company Technology, including the Intellectual Property Rights and Technology listed in Section 2(k)(iv) of the Disclosure Schedule, free and clear of any liens, claims or encumbrances and (B) has a valid and enforceable right or license to use all other Intellectual Property Rights and Technology used in the conduct of the business, and all such licensed Intellectual Property Rights and rights to use Technology will not cease to be valid and enforceable rights of the Company by reason of the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.  Without limiting the foregoing, the Company Intellectual Property Rights and Company Technology have been: (1) developed by employees of the Company within the scope of their employment and who have assigned their rights to the Company pursuant to enforceable written agreements; (2) developed by independent contractors or agents who have assigned their rights to the Company pursuant to enforceable written agreements or (3) otherwise acquired by the Company from a third party who has assigned all the Intellectual Property Rights and ownership of all Technology it has developed on the Company’s behalf to the Company.

(v)           Absence of Claims; Non-infringement.  No claim or legal proceeding has been instituted or is pending against the Company, or, to the knowledge of the Company, is threatened, that challenges the right of the Company with respect to the use or ownership of the Company Intellectual Property Rights or Company Technology.  Without limiting the foregoing, no interference, opposition, reissue, reexamination, legal proceeding or other proceeding is or has been pending or, to the best of the Company’s knowledge, threatened, in which the scope, validity or enforceability of any of the Company Intellectual Property Rights is being, has been or could reasonably be expected to be contested or challenged.  The Company’s past and present use of the Company Intellectual Property Rights or Company Technology does not infringe upon, misappropriate, breach or otherwise conflict with the rights of any other Person anywhere in the world.  The Company has not received any notice alleging, and otherwise has no knowledge of (A) the invalidity of, or any limitation on the Company’s right to use, any of the Company Intellectual Property Rights or Company Technology or of (B) the alleged infringement, misappropriation or breach of any Intellectual Property Rights of others by the Company.  The Company Intellectual Property Rights and Company Technology are not subject to any judgment, decree, order, writ, award, injunction or determination of an arbitrator, court or other governmental authority affecting the rights of the Company with respect thereto.  To the knowledge of the Company, no person has interfered with, infringed upon or misappropriated any of the Company Intellectual Property Rights, or is currently doing so.

(vi)           Licenses to Third Parties.  Section 2(k)(vi) of the Disclosure Schedule lists all of the contracts pursuant to which any person has been granted any license under, or otherwise has received or acquired any right (whether or not currently exercisable) or interest in, any Company Intellectual Property Rights or Company Technology.  The Company is not bound by, and no Company Intellectual Property Rights are subject to, any contract containing any covenant or other provision that in any way limits or restricts the ability of the Company to use, exploit, assert or enforce any of its Intellectual Property Rights anywhere in the world.  Without limiting the foregoing, the Company has not granted any exclusive licenses to the Company Intellectual Property Rights or Company Technology.

(vii)          Protection of Intellectual Property Rights.  All of the registrations and pending applications to governmental or regulatory bodies with respect to the Company Intellectual Property Rights have been timely and duly filed, prosecution for such applications has been attended to, all maintenance and related fees have been paid and the Company has taken all other actions required to maintain their validity and effectiveness.  The Company has taken all steps reasonably necessary or appropriate (including, entering into written confidentiality and nondisclosure agreements with officers, directors, subcontractors, employees, licensees and customers) to safeguard the Company Intellectual Property Rights and maintain the secrecy and confidentiality of trade secrets that are material to the Company.  Without limiting the foregoing, (A) there has been no misappropriation of any trade secrets or other confidential Intellectual Property Rights or Technology used in connection with the business by any person; (B) no employee, independent contractor or agent of the Company has misappropriated any trade secrets of any other person in the course of performance as an employee, independent contractor or agent of the business and (C) no employee, independent contractor or agent of the Company is in default or breach of any term of any employment agreement, nondisclosure agreement, assignment of invention agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of the Company Intellectual Property Rights and Company Technology.

(viii)         Funding; Certification with Standards Bodies. Except as set forth in Section 2(k)(viii) of the Disclosure Schedule, no funding, facilities or personnel of any governmental entity or educational institution were used, directly or indirectly, to develop or create, in whole or in part, any of the Company Intellectual Property Rights or Company Technology.   The Company has not made any submission or suggestion to, or otherwise participated in, and is not subject to any agreement with, government, any standards bodies or other entities that could obligate the Company to grant licenses to or otherwise impair its control of Company Intellectual Property Rights.

(ix)           “Intellectual Property Rights” means all (A) United States and foreign patents and patent applications and disclosures relating thereto (and any patents that issue as a result of those patent applications), and any renewals, reissues, reexaminations, extensions, continuations, continuations-in-part, divisions and substitutions relating to any of the patents and patent applications; (B) United States and foreign trademarks, service marks, trade dress, logos, 800 numbers, trade names and corporate names, whether registered or unregistered, and the goodwill associated therewith, together with any registrations and applications for registration thereof; (C) United States and foreign copyrights and rights under copyrights, whether registered or unregistered, including moral rights, and any registrations and applications for registration thereof; (D) rights in databases and data collections (including knowledge databases, customer lists and customer databases) under the laws of the United States or any other jurisdiction, whether registered or unregistered, and any applications for registration therefor; (E) trade secrets and other rights in know-how and confidential or proprietary information (including any business plans, designs, technical data, customer data, financial information, pricing and cost information, bills of material or other similar information); (F) URL and domain name registrations; (G) inventions (whether or not patentable) and improvements thereto; (H) all claims and causes of action arising out of or related to infringement or misappropriation of any of the foregoing and (I) other proprietary or intellectual property rights now known or hereafter recognized in any jurisdiction.

(x)           “Technology” means tangible embodiments of the Intellectual Property Rights, whether in electronic, written or other media, including software, technical documentation, specifications, designs, bills of material, build instructions, test reports, schematics, algorithms, application programming interfaces, user interfaces, routines, formulae, databases, lab notebooks, processes, prototypes, samples, studies or other know-how and other works of authorship.

(l)           The Company possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including, but not limited to, those that may be required by the U.S. Food and Drug Administration (the “FDA”)), all self-regulatory organizations and all courts and other tribunals presently required or necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as now or proposed to be conducted as set forth in the SEC Documents (“Permits”), except where the failure to obtain such Permits would not, individually or in the aggregate, have a Material Adverse Effect.   Each of such Permits is in full force and effect, and the Company has not received any notice of any proceeding relating to revocation or modification of any such Permit, except where such revocation or modification would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(m)           The Company holds and is operating in compliance with such exceptions, permits, licenses, franchises, authorizations and clearances of the FDA and/or any committee thereof required, for the conduct of its business as currently conducted (collectively, the “FDA Permits”), and all such FDA Permits are in full force and effect.  The Company has fulfilled and performed all of its obligations with respect to the FDA Permits, and, no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the holder of any FDA Permit.

(n)           The Company: (i) is and at all times has been in material compliance with all statutes, rules, regulations, or guidance applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product under development, manufactured or distributed by the Company (“Applicable Laws”); (ii) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any other federal, state, local or foreign governmental or regulatory authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (iii) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party alleging that any product operation or activity is in violation of any Applicable Laws or Authorizations and has no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (iv) has not received notice that the FDA or any other federal, state, local or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and has no knowledge that the FDA or any other federal, state, local or foreign governmental or regulatory authority is considering such action; (v) has filed, obtained, maintained or submitted all reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (vi) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

(o)           (i) The Company is not in material violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), natural resources or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum, petroleum products or by-products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of, or exposure to, Hazardous Materials (collectively, “Environmental Laws”), including, without limitation, to the best of the Company’s knowledge, the handling, transport, and disposal of the by-product generated by the Company’s recycling operations, (ii) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws for the operation of its business and facilities (“Environmental Permits”) and is in material compliance with their requirements, (iii) no material expenditures will be required to maintain compliance with applicable Environmental Laws or Environmental Permits; (iv) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company and (v) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company relating to Hazardous Materials or Environmental Laws, including, without limitation, the Company’s leasing of facilities located at the Riverbank Army Ammunition Plant Superfund site (EPA ID# CA7210020759).

(p)           Subsequent to the respective dates as of which information is given in the SEC Documents, (i) the Company has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business or (ii) the Company has not purchased any of its outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on any of its capital stock or otherwise, (iii) there has not been any material increase in the indebtedness of the Company, (iv) there has not occurred any event or condition, individually or in the aggregate, that has had a Material Adverse Effect, (v) the Company has not sustained any material loss or interference with respect to its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding; (vi) the Company has not received any notice from the SEC in connection with any investigation or action by the SEC that seeks to, or could reasonably be expected to result in, the restatement by the Company of any of its current or previously disclosed financial statements; (vii) there has not been any material change in compensation agreement or arrangement with any executive officer or director of the Company; (viii) there has not been any loan or guarantees made by the Company to or for the benefit of its employees, officer or directors or any members of their immediate families, other than travel advances and other advances made in the ordinary course of business and consistent with past practice; and (ix) the Company has not altered its method of accounting or changed its auditors.  The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact, which would reasonably lead a creditor to do so.  Based on the financial condition of the Company as of the Closing Date, after giving effect to transactions contemplated hereby to occur on the Closing Date, the Company reasonably expects to have sufficient cash on hand to pay all of its currently foreseeable expenses for at least the next four months.

(q)           There are no material legal or governmental proceedings nor are there any material contracts or other documents required by the Securities Act to be described in a prospectus that are not described in the SEC Documents.  The Company is not in default under any of the contracts described in the SEC Documents, has not received a notice or claim of any such default and does not have knowledge of any breach of such contracts by the other party or parties thereto, except for such defaults or breaches as would not, individually or in the aggregate, have a Material Adverse Effect.

(r)           The Company has good and marketable title to all real property described in the SEC Documents as being owned by it and good and marketable title to the leasehold estate in the real property described therein as being leased by it, free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as would not, individually or in the aggregate, have a Material Adverse Effect.  All material leases, contracts and agreements to which the Company is a party or by which it is bound are valid and enforceable against the Company, are, to the knowledge of the Company, valid and enforceable against the other party or parties thereto and are in full force and effect.

(s)           The Company has filed all necessary federal, state and foreign income and franchise tax returns, except where the failure to so file such returns would not, individually or in the aggregate, have a Material Adverse Effect, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company is contesting in good faith and for which adequate reserves have been provided in accordance with generally accepted accounting  principles, there is no material tax deficiency that has been asserted against the Company.

(t)           The Company is not, and immediately after the Closing Date will not be, required to register as an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(u)           None of the Company or, to the knowledge of the Company, any of its directors, officers, employees, agents or controlling persons, has taken, directly or indirectly, any action designed, or that might reasonably be expected, to cause or result in the stabilization or manipulation of the price of the Common Stock.

(v)           None of the Company or any of its affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act) directly, or through any agent, engaged in any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) in connection with the offering of the Securities or engaged in any other conduct that would cause such offering to be constitute a public offering within the meaning of Section 4(2) of the Securities Act.  Assuming the accuracy of the representations and warranties of the Purchasers in Section 5 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers in the manner contemplated by this Agreement to register any of the Securities under the Securities Act.

(w)           There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company which is pending or, to the knowledge of the Company, threatened.

(x)           The Company maintains insurance underwritten by insurers of recognized financial responsibility covering its properties, operations, personnel and businesses comparable to other companies of its size and similar business, including, without limitation, appropriate general business, environmental and directors’ and officers’ liability insurance.  All such insurance is in full force and effect.

(y)           The Company maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its material assets is permitted only in accordance with management’s authorization and (D) the values and amounts reported for its material assets are compared with its existing assets at reasonable intervals.

(z)           Except as disclosed in the SEC Documents, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(aa)           No Person has or will have a claim for services, either in the nature of a finder’s fee or financial advisory fee, with respect to the offering of the Securities and the transactions contemplated by the Transaction Documents.

(bb)           The Common Stock is traded on the National Association of Securities Dealers OTC Bulletin Board (the “OTC Bulletin Board”).  The Company currently is not in violation of, and the consummation of the transactions contemplated by the Transaction Documents will not violate, any rule of the OTC Bulletin Board.

(cc)           The Company is eligible to use Form S-1 for the resale of the Conversion Shares by Purchasers or their transferees.  The Company has no reason to believe that it is not capable of satisfying the registration or qualification requirements (or an exemption therefrom) necessary to permit the resale of the Conversion Shares under the securities or “blue sky” laws of any jurisdiction within the United States.

(dd)           None of the Company, any of its affiliates, or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of the OTC Bulletin Board.

(ee)           The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

(ff)           The Company has described in, or filed as an exhibit to, the SEC Documents filed prior to the date of this Agreement all of the following types of documents, agreements, plans or arrangements that are required by federal securities laws to be described in, or filed as an exhibit to, the SEC Documents:  employment agreements, consulting agreements, deferred compensation, pension or retirement agreements or arrangements (including all “employee pension benefit plans” as defined in Section 3(2) of ERISA, bonus, incentive or profit-sharing plans or arrangements, or labor or collective bargaining agreements in effect by the Company) (the “ERISA Documents”).  Except for any compliance failures that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, (a) the Company is in compliance in all material respects with all applicable laws and regulations relating to labor, employment, fair employment practices, terms and conditions of employment, and wages and hours, and with the terms of the ERISA Documents; and (b) each such ERISA Document is in compliance in all material respects with all applicable requirements of ERISA.  To the Company’s knowledge, none of the Company’s employees are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her employment obligations to the Company or that would conflict with the Company’s business as now conducted or proposed to be conducted, except for such contracts and other agreements, judgments, decrees and orders that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(gg)           Except as disclosed in the SEC Documents, no transaction has occurred: (A) between or among the Company and any of its officers or directors, stockholders or any affiliate of any such officer or director or stockholder; and (B) to the Company’s knowledge, between or among any stockholders of the Company.

3.           Certain Covenants of the Company.  The Company covenants and agrees with each Purchaser as follows:

(a)           Use of Proceeds.  The proceeds of the issuance of the Securities as described in this Agreement shall be used to fund the ordinary course working capital needs of the Company.  None of the proceeds of the Loans will be used to reduce or retire any existing debt of the Company (other than for trade payables), except to the extent any such notes or debt are being cancelled as consideration for purchase of Securities by a Purchaser hereunder and as specifically set forth on Schedule I hereto.

(b)           No Integrated Offering.  None of the Company or any of its affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Securities Act) that could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

(c)           Investment Company Act Status.  The Company will not become, at any time prior to the expiration of three years after the Closing Date, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under the Investment Company Act.

(d)           Voting Rights.  The Company shall file the Series C Certificate of Designations with the Delaware Secretary of State no later than January 9, 2009; provided, however, that upon the request of Peninsula prior to such date, the Company shall negotiate in good faith with Peninsula to revise the Series C Certificate of Designations as Peninsula may request, shall thereafter promptly obtain all necessary board and stockholder approvals necessary in order to file the Series C Certificate of Designations as so revised, and shall thereafter promptly file the same with the Delaware Secretary of State. The Company shall file the amendment to the Certificate of Incorporation of the Company referenced in Section 2(c) hereof no later than January 9, 2009.  Until such time that the Loans have been paid in full, the Company shall not, without the prior written consent of the holders of at least 70% of the aggregate principal amount of the Notes then outstanding, and notwithstanding the absence of any issuances of Series C Preferred Stock to the Purchasers, amend the Series C Certificate of Designations as initially filed by the Company, nor engage in any action that would, pursuant to the terms of the Series C Certificate of Designations, require the affirmative vote of a majority or more of the then outstanding shares of Series C Preferred Stock.  For so long as the Notes to Peninsula are outstanding, or Peninsula is still the holder of at least fifty percent (50%) of any shares of Series C Preferred Stock originally issued to Peninsula, Peninsula shall have the right to elect one (1) director to the Company’s Board of Directors.  The individual elected to such seat shall not be removed absent gross misconduct.  In the case of any vacancy in the office of a director elected by Peninsula to the Board of Directors, Peninsula may elect a successor to hold office for the unexpired term of the director whose place shall be vacant.  Additionally, for so long as the Notes to Peninsula are outstanding, or Peninsula is still the holder of at least fifty percent (50%) of any shares of Series C Preferred Stock originally issued to Peninsula, the Company shall establish an Operations Committee of the Board of Directors, and Peninsula shall have the right to elect its one (1) director to such Operations Committee.    The individual elected to such seat shall not be removed absent gross misconduct.  In the case of any vacancy in the office of a director elected by Peninsula to the Operations Committee, Peninsula may elect a successor to hold office for the unexpired term of the director whose place shall be vacant.

(e)           Further Action.  The Company will use its best efforts to do and perform all things required to be done and performed by it under this Agreement and the other Transaction Documents and to satisfy all conditions precedent on its part to the obligations of the Purchasers to purchase and accept delivery of the Securities.

(f)           Investor Rights Agreement.  The Purchasers shall be entitled, with respect to any shares of the Company’s capital stock issued upon exercise of the Warrants and upon conversion of the Notes, as the case may be, to all of the registration and other rights set forth in the Company’s Investor Rights Agreement dated as of June 4, 2008, as amended September 15, 2008 (the “Rights Agreement”), to the same extent and on the same terms and conditions as possessed by the investors thereunder and as if such were included in the definition of “Registrable Securities” in the Rights Agreement.  Peninsula shall also be entitled to all of the rights of a “Major Holder” under the Rights Agreement as if its Note had been converted into equity in the Company (and notwithstanding the absence of such conversion). No later than January 9, 2009, the Company shall take such action as may be reasonably necessary to assure that the granting of such rights to the Purchasers does not violate the provisions of the Rights Agreement or any of the Company’s charter documents or rights of prior grantees of registration rights.

(g)           Further Indebtedness.  The Company hereby covenants and agrees that so long as any principal amount and accrued interest remains outstanding under the Notes issued pursuant to the terms of this Agreement, that it shall not, without the written consent of Purchasers holding Notes representing at least 70% of the principal amount of all Notes then outstanding, incur, guaranty, assume or otherwise become obligated to pay indebtedness, other than amounts under equipment leases existing as of the Initial Closing Date, accounts payable and other obligations incurred in the ordinary course of business, other than pursuant to this Agreement.

4.           Conditions of the Purchasers’ Obligations.  The obligation of each Purchaser to purchase and pay for the Securities at each Closing Date is subject to the following conditions unless waived by the Purchaser:

(a)           The representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the Closing Date. The Company shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(b)           None of the issuance and sale of the Securities pursuant to this Agreement or any of the transactions contemplated by any of the other Transaction Documents shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued in respect thereof; and there shall not have been any legal action, order, decree or other administrative proceeding instituted or, to the Company’s knowledge, threatened against the Company or against any Purchaser relating to the issuance of the Securities or any Purchaser’s activities in connection therewith or any other transactions contemplated by this Agreement, the other Transaction Documents or the SEC Documents.

(c)           The Purchasers shall have received certificates, dated the Closing Date and signed by the Chief Executive Officer and the Chief Financial Officer of the Company, to the effect of Sections 4(a) and 4(b).

(d)           The Purchasers shall have received the Notes in the forms attached hereto as Exhibit A.

(e)           The Purchasers shall have received the Warrants in the forms attached hereto as Exhibit B.

(f)           The Purchasers shall have received an opinion of legal counsel to the Company, with respect to the Securities and other customary matters in the form attached hereto as Exhibit D.

(g)           The Purchasers shall have received the Security Agreements in the forms attached hereto as Exhibit E-1 and Exhibit E-2.

(h)           The Purchasers shall have received the Subordination Agreement in the form attached hereto as Exhibit F.

(i)            The Purchasers shall be satisfied, in their sole discretion, with the results of their due diligence investigation with respect to the Company.

(j)           The Company shall have received all necessary governmental and third party waivers, consents and approvals.

(k)           The Company shall have complied with all applicable securities laws.

(l)           As soon as reasonably practicable following the Initial Closing, the Company shall receive a fairness opinion with regard to valuation matters.

(m)           On or prior to the date of the Initial Closing, the Company shall have filed (or authorized the filing of) all UCC and similar financing statements in form and substance satisfactory to the Purchasers at the appropriate offices to create a valid and perfected security interest in the Collateral (as defined in the Security Agreements).

(n)           On or prior to the Closing Date, the Company shall have furnished to the Purchasers such additional information, certificates and documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, or otherwise in connection with the transaction contemplated hereby; and all opinions and certificates mentioned above or elsewhere in this Agreement shall be reasonably satisfactory in form and substance to the Purchasers.

5.           Representations and Warranties of the Purchasers.

(a)           Each Purchaser represents and warrants to the Company that the Securities to be acquired by it hereunder (including the Conversion Shares that it may acquire upon conversion thereof) are being acquired for its own account for investment and with no present intention of distributing or reselling such Securities (including the Conversion Shares that it may acquire upon conversion thereof) or any part thereof or interest therein in any transaction which would be in violation of the securities laws of the United States of America or any State.  Nothing in this Agreement, however, shall prejudice or otherwise limit a Purchaser’s right to sell or otherwise dispose of all or any part of such Conversion Shares under an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

(b)           Each Purchaser understands that the Securities and Conversion Shares have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act (and, if requested by the Company, based upon an opinion of counsel acceptable to the Company) or pursuant to an effective registration statement under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

Each Purchaser agrees to the imprinting, so long as appropriate, of the following legend on the Securities (including the Conversion Shares that it may acquire upon conversion thereof):

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

The legend set forth above may be removed if and when the Securities or Conversion Shares are disposed of pursuant to an effective registration statement under the Securities Act or, in the opinion of counsel to the Company experienced in the area of United States Federal securities laws, such legends are no longer required under applicable requirements of the Securities Act.  The Company agrees that it will provide each Purchaser, upon request, with a substitute certificate, not bearing such legend at such time as such legend is no longer applicable.

(c)           Each Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act.  None of the Purchasers learned of the opportunity to acquire Securities or any other security issuable by the Company through any form of general advertising or public solicitation.

(d)           Each Purchaser represents and warrants to the Company that it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, having been represented by counsel, and has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

(e)           Each Purchaser represents and warrants to the Company that the purchase of the Securities to be purchased by it has been duly and properly authorized and this Agreement has been duly executed and delivered by it or on its behalf and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

(f)           Each Purchaser represents and warrants to the Company that neither it nor any of its directors, officers, employees, agents, partners, members, or controlling persons has taken, or will take, directly or indirectly, any actions designed, or that might reasonably be expected to cause or result in, the destabilization or manipulation of the price of the Common Stock.

(g)           Each Purchaser acknowledges it or its representatives have reviewed the SEC Documents and further acknowledges that it or its representatives have been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; and (ii) access to information about the Company and the Company’s financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment in the Securities.

(h)           Each Purchaser represents and warrants to the Company that it has based its investment decision solely upon the information contained in the SEC Documents and such other information as may have been provided to it or its representatives by the Company in response to its inquiries, and has not based its investment decision on any research or other report regarding the Company prepared by any third party (“Third Party Reports”).  Each Purchaser understands and acknowledges that (i) the Company does not endorse any Third Party Reports and (ii) its actual results may differ materially from those projected in any Third Party Report.

(i)           Each Purchaser understands and acknowledges that (i) any forward-looking information included in the SEC Documents is subject to risks and uncertainties, including those risks and uncertainties set forth in the SEC Documents; and (ii) the Company’s actual results may differ materially from those projected by the Company or its management in such forward-looking information.

(j)           Each Purchaser understands and acknowledges that (i) the Securities are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and Purchaser hereby consents to such reliance.  Each Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Securities or Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.

(k)           None of the Purchasers is a broker or dealer registered pursuant to Section 15 of the Exchange Act (a “registered broker-dealer”) or is affiliated with a registered broker-dealer.

6.            Covenants of Purchasers.

(a)           No Short Sale.  Purchasers, on behalf of themselves and their affiliates and the permitted assignee of any Conversion Shares, hereby covenant and agree not to, directly or indirectly, offer to “short sell”, contract to “short sell” or otherwise “short sell” any securities of the Company prior to the Closing Date.

(b)           Agreement to Convert or Subordinate Notes.  All Notes may be converted or subordinated at any time upon approval of the same by holders of at least 70% of the principal amount of the Notes then outstanding.  In the event of such conversion of the Notes pursuant to this Section 6(b), the Notes shall immediately accrue the full amount of interest that would otherwise be payable as of the Maturity Date (as defined in such Notes), as if such Notes were outstanding on such date, notwithstanding the fact such Notes would have been converted prior to that date.

7.           No Original Issue Discount.  The Company and the Purchasers hereby acknowledge and agree that each Warrant is part of an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code, which includes the Note issued to each respective Purchaser. The Company and the Purchasers further agree as between the Company and each Purchaser, that the fair market value of the Warrant issued to such Purchaser is equal to 0.1% of the principal amount of the Notes purchased by such Purchaser, as more specifically set forth opposite such Purchaser’s name under the column heading, “Warrant Shares Purchase Price” on Schedule I attached hereto.  The Company and the Purchaser agree to prepare their federal income tax returns in a manner consistent with the foregoing agreement and, pursuant to Treas. Reg. §1.1273, the original issue discount on the Notes shall be considered to be zero.

8.           Indemnification.  The Company agrees to indemnify and hold harmless each of the Purchasers, any affiliates of the Purchasers, and each Person, if any, who controls, is controlled by or under common control with any Purchaser within the meaning of the Securities Act (each, an “Indemnified Party”), against any losses, claims, actions, damages, liabilities or expenses (collectively, “Losses”), joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such Losses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement or any failure of the Company to perform its obligations hereunder, and will reimburse each Indemnified Party for any legal and other expenses reasonably incurred as such expenses are incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying any such Loss; provided, however, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon the inaccuracy of any representations made by such Indemnified Party herein.

9.           Termination.

(a)           This Agreement may be terminated by Peninsula or the Trident Lenders by notice to the Company given in the event that (i) the Company shall have failed, refused or been unable to satisfy all material conditions on its part to be performed or satisfied hereunder on or prior to the Closing Date or (ii) if after the date of this Agreement but prior to the Closing Date, trading in securities of the Company on the OTC Bulletin Board shall have been suspended and the Company ceases to be publicly traded.

(b)           This Agreement may be terminated by mutual written consent of the Company and the Purchasers.

10.           Notices.  All communications hereunder shall be in writing and shall be hand delivered, mailed by first-class mail, couriered by next-day air courier or by facsimile and confirmed in writing (i) if to the Company, at the addresses set forth below, or (ii) if to a Purchaser, to the address set forth for such party on the signature pages hereto.

If to the Company:

ECO2 Plastics, Inc.
680 Second Street, Suite 200
San Francisco, California 94107

Attention:  Chief Executive Officer
Telephone: 415-829-6000
Facsimile:  415-829-6001

with a copy to:

The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, Washington 98101
Attn:  David Otto
Telephone:  206-838-9731
Facsimile:  206-262-9513

All such notices and communications shall be deemed to have been duly given:  (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section or the signature page hereof prior to 5:00 pm in the time zone of the recipient on a business day, with confirmation of successful transmission or (v) the business day following the date of transmission if sent via facsimile at a facsimile number set forth in this Section or on the signature page hereof after 5:00 p.m. in the time zone of the recipient or on a date that is not a business day.  Change of a party’s address or facsimile number may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

11.           Survival Clause.  The respective representations, warranties, agreements and covenants of the Company and the Purchasers set forth in this Agreement shall survive until the first anniversary of the Closing.

12.           Enforcement.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Certificates of Designations, the prevailing party or parties shall be entitled to receive from the other party or parties reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which the prevailing party or parties may be entitled.

13.           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon Purchasers and the Company and their respective successors and legal representatives.  Neither the Company nor any Purchaser may assign this Agreement or any rights or obligation hereunder without the prior written consent of the other parties; provided, that Peninsula may assign this Agreement to an Affiliate without such consent.  For purposes of this Agreement, “Affiliate” means any other party that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under control with, such party.

14.           Amendment and Waiver.   Except as otherwise expressly provided herein, this Agreement may be amended or modified, and any obligations of the Company and rights of the Purchasers hereunder may waived, in each case only upon the written consent of (i) the Company and (ii) the holders of at least 70% of the principal amount of then outstanding Notes; provided, however, that no amendment of this Agreement shall materially and adversely affect the rights of a Purchaser in a manner that materially and disproportionately discriminates against such Purchaser by its express terms in relation to the other Purchasers without such Purchaser's written consent.  Notwithstanding anything to the contrary herein, Schedule I hereto may be amended and revised by the Company in connection with Additional Closings (as defined in Section 1(e) above) without requiring the consent of any of the other parties hereto.  Any amendment or waiver effected in accordance with this Section 14 shall be binding upon each Purchaser, each future Purchaser, and the Company.  The Purchasers and their respective successors and assigns acknowledge that by the operation of this Section 14, the holders of at least 70% of the Notes then outstanding, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights pursuant to this Agreement.

15.           Entire Agreement; No Third Party Beneficiary.  This Agreement, together with the other Transaction Documents, constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof and thereof.  Disclosure by the Company in any Schedule to this Agreement shall be deemed applicable to all applicable provisions hereof.  This Agreement is not intended to confer upon any Person not a party hereto (or their successors and permitted assigns) any rights or remedies hereunder, except as provided in Section 8 hereof.

16.           Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby.

17.           APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO PROVISIONS RELATING TO CONFLICTS OF LAW TO THE EXTENT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.  THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ACTIONS, SUITS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT ONLY IN STATE OR FEDERAL COURTS LOCATED IN THE STATE OF CALIFORNIA AND HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR SUCH PURPOSE.

18.           Waiver of Participation Rights.  By execution of this Agreement, each Purchaser expressly waives any right of first refusal, pre-emptive right, right of first offer or other participation right (and any related document delivery and notice rights) with respect to the issuance of the Notes, the Warrants and any shares of the Company’s capital stock issuable upon conversion or exercise thereof, including without limitation, all rights under Section 7 of the Rights Agreement to the extent the Purchaser is a party thereto and qualifies as a “Major Holder” thereunder.

19.           Default.  Notwithstanding anything to the contrary contained in this Agreement or the Notes, upon a default by the Company of Section 3(d) or 3(f) hereof, which default, if curable, is not cured within ten (10) days following written notice from Peninsula to the Company specifying the default in reasonable detail, Peninsula shall have the right, without the affirmative vote of 70% of the holders of the aggregate principal amount of the Notes then outstanding, to call an Event of Default under its Note and exercise all remedies provided therein.

20.           No Novation.  The Nov08 Notes shall be amended and restated pursuant to this Agreement, but nothing herein shall discharge the obligations of, nor constitute a novation with respect to, the indebtedness of the Company pursuant to the Nov08 Notes.

21.           Subordination Agreement.  Each Purchaser obtaining Notes or Warrants in connection with an Additional Closing and executing a counterpart signature to this Agreement hereby agrees to be bound by the Subordination Agreement as a “Senior Lender” thereunder without further action required on the part of such Purchaser or any other party.

22.           Counterparts.  This Agreement may be executed in two or more counterparts and may be delivered by facsimile transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

ECO2 PLASTICS, INC.

By:
Name: Rodney S. Rougelot
Title: Chief Executive Officer

Signature Pages to Purchase Agreement

Trident Capital Fund-VI, L.P.
Trident Capital Fund-VI Principals Fund, L.L.C.

Executed by the undersigned as an authorized signatory of the General Partner of Trident Capital Fund-VI, L.P. and of the Managing Member of Trident Capital Fund-VI Principals Fund, L.L.C.

(signature)

(print name)

Address: 505 Hamilton Avenue, Suite 200
Palo Alto, CA 94301
Attn: Howard S. Zeprun
Chief Administrative Officer and General Counsel
Fax: (650) 289-4444

Hutton Living Trust Dated 12/10/1996

By:
G. Thompson Hutton, Trustee

Address: Two Santiago Avenue
Atherton, CA 94027
Fax: (650) 326-6373

Signature Pages to Purchase Agreement

Peninsula Packaging, LLC

By:
Name: Alex Millar
Title: Managing Director

Address: c/o Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Attn: Todd C. Vanett, Esquire
Fax: (215) 564-8120

Signature Pages to Purchase Agreement

ADDITIONAL LENDERS:

If an entity:

(Company name)

By:
Name:
Title:

Address:

Fax:

Amount of Note: $ _________________________________

If an individual:

(Signature of individual)

Printed Name: ____________________________________

Address:

Fax:

Amount of Note: $ _________________________________

Signature Pages to Purchase Agreement

Schedule I

Schedule of Purchasers

December 17, 2008

Purchaser	Delivery Amount	Aggregate Loan Amount	Warrant Shares	Warrant Shares Purchase Price
Peninsula Packaging, LLC	$900,000.00	$1,503,024.66	50,100,822	$1,503.02
Trident Capital Fund-VI, L.P.	$866,398.15	$1,399,007.52	46,633,583	$1,399.01
Trident Capital Fund-VI Principals Fund, L.L.C.	$33,601.85	$54,258.23	1,808,608	$54.26
Hutton Living Trust dated 12/10/1996	$0	$50,328.77	1,677,626	$50.33

Schedule I

Disclosure Schedule

This Disclosure Schedule is being furnished by ECO2 Plastics, Inc., a Delaware corporation, (the “Company”), to the Purchasers listed on Schedule I to that certain Convertible Note and Warrant Purchase Agreement of even date herewith by and among the Company and such Purchasers (the “Agreement”) in connection with the execution and delivery of the Agreement, pursuant to Section 2 of the Agreement.  Unless the context otherwise requires, all capitalized terms used in this Disclosure Schedule shall have the respective meanings ascribed to such terms in the Agreement.

This Disclosure Schedule and the information, descriptions and disclosures included herein is intended to set forth exceptions to the representations and warranties of the Company contained in the Agreement.  The contents of all agreements and other documents referred to in a particular section of this Disclosure Schedule is incorporated by reference into such particular section as though fully set forth in such section.

[Attached separately]

Disclosure Schedule

Exhibit A

Forms of Notes

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

AMENDED AND RESTATED PROMISSORY NOTE

San Francisco, California
Date of Issuance: December 17, 2008

FOR VALUE RECEIVED, ECO2 PLASTICS, INC., a Delaware corporation (the “Promisor”) hereby promises to pay to the order of PENINSULA PACKAGING, LLC, a California limited liability company (the “Promisee” or the “Holder”), in lawful money of the United States at the address of the Holder set forth herein, the principal amount of one million five hundred and three thousand, twenty-four dollars and sixty-six cents ($1,503,024.66) (the “Note Amount”), together with Interest, as defined below.  This Amended and Restated Promissory Note (“Note”) has been executed by the Promisor on the date set forth above (the “Effective Date”).

This Note is one of a series of promissory notes issued by the Promisor pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of December 17, 2008, by and among the Promisor and the parties named therein (the “Purchase Agreement”).  This Note and such other promissory notes issued by the Promisor pursuant to the Purchase Agreement are herein collectively referred to as the “Notes.”  This Note is secured by a security interest in certain collateral of the Promisor pursuant to the Amended and Restated Security Agreement, dated as of December 17, 2008, as amended, supplemented, restated or otherwise modified from time to time, by and between the Promisor and the Promisee (the “Security Agreement”) and is entitled to all the benefits and obligations provided therein.  All payments of interest and principal shall be in lawful money of the United States of America and shall be made pro rata among all holders of the Notes.  The following is a statement of the rights of the Holder of this Note and the terms and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of the Note agrees:

1.             Interest.  Interest shall accrue at eight percent (8%) per annum on the outstanding principal amount of this Note (the “Interest”).  Upon the occurrence of an Event of Default and for so long as such Event of Default continues, Interest shall accrue on the outstanding Note Amount at the rate of eight percent (8%) per annum (the “Default Interest Rate”).

2.             Maturity Date.  The Note Amount, any accrued Interest thereon and all other sums due hereunder, shall be due and payable three (3) years from the Effective Date (the “Maturity Date”).

3.             Security.  This Note is secured pursuant to the terms of the Security Agreement by a security interest in the Collateral (as such term is defined in the Security Agreement).  This Note is subject to the provisions of the Security Agreement. It is agreed that all Promisor’s indebtedness, whether outstanding on the date hereof or subsequently incurred or assumed, except all indebtedness secured by perfected security interests granted by Promisor in connection with the Senior Debt (as such term is defined in the Security Agreement) shall be junior in right of payment to the indebtedness and other obligations of Promisor pursuant to the Notes.

4.             Application of Payments.

4.1.          Except as otherwise expressly provided herein, payments under this Note shall be applied, (i) first to the repayment of any sums incurred by the Holder for the payment of any expenses in enforcing the terms of this Note, (ii) then to the payment of any accrued but unpaid Interest under this Note, and (iii) then to the reduction of the Note Amount.

4.2.          The Promisor may only prepay principal upon the written consent of holders of 70% or more of the aggregate principal amount of the Notes then outstanding.

4.3.          Upon payment in full of the Note Amount, any applicable accrued and unpaid Interest thereon, and any other sums due hereunder, this Note shall be marked “Paid in Full” and returned to the Promisor.

5.             Waiver of Notice.  The Promisor hereby waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that the liability of the Promisor shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Promisee.

6.             Events of Default.  The occurrence of any of the following events (each an “Event of Default”) shall constitute an Event of Default of the Promisor:

6.1.          the failure of the Promisor to make any payment due hereunder within three (3) days after the due date thereof;

6.2.          a material default by the Promisor under the Purchase Agreement or any other document or agreement executed by the Promisor pursuant thereto, which default, if curable, is not cured within thirty (30) days following written notice by the Promisee to the Promisor specifying the default in reasonable detail; and

6.3.          (i) the application for the appointment of a receiver or custodian for the Promisor or the property of the Promisor, (ii) the entry of an order for relief or the filing of a petition by or against the Promisor under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against the Promisor, or (iv) the Promisor’s insolvency (which term is defined for purposes of this paragraph as the failure or inability of the Promisor to meet its obligations as the same fall due).

Upon the occurrence of any Event of Default that is not cured within any applicable cure period, if any, the Holder may, upon the consent of holders of at least 70% of the aggregate principal amount of the Notes then outstanding (except in the case of an Event of Default pursuant to Section 6.3(i), (ii) or (iii), in which case no such consent shall be necessary), elect to take at any time any or all of the following actions: (i) declare this Note to be forthwith due and payable, whereupon the entire unpaid Note Amount, together with all accrued and unpaid Interest thereon (including the Default Interest Rate), and all other cash obligations hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Promisor, anything contained herein to the contrary notwithstanding, (ii) set-off any amounts owed by the Promisee or any Affiliate of the Promisee (each of which is an intended third party beneficiary hereunder), to the Promisor whatsoever against any amounts owed by the Promisor to the Promisee hereunder; and (iii) exercise any and all other remedies provided hereunder or available at law or in equity.  For purposes of this Note, “Affiliate” means any other party that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under control with, such party.

If an Event of Default occurs by the Promisor, the Promisor agrees to pay, in addition to the Note Amount, reasonable attorneys' fees and any other reasonable costs incurred by the Holder in connection with its pursuit of its remedies under this Note.

7.             Conversion.

7.1           At any time upon written notice by the Promisee to the Promisor, the principal amount and all Interest due under this Note shall be converted into shares of Series C Convertible Preferred Stock of the Promisor (“Securities”) at a price per share equal to $0.015 (subject to appropriate adjustment for all stock splits, subdivisions, combinations, recapitalizations and the like).  No fractional shares of Securities will be issued upon such conversion of this Note.  In lieu thereof, the number of Securities to be issued to the Holder shall be rounded to the nearest whole share.  Upon conversion of this Note pursuant to this Section 7, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Promisor or any transfer agent of the Promisor.  At its expense, the Promisor will, as soon as practicable thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described herein.  Upon conversion of this Note, the Promisor will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

7.2           At any time upon the written election at their discretion of holders of 70% or more of the aggregate principal amount of Notes then outstanding, the principal amount and all Interest due under each Note shall be converted into shares of Securities in the same manner described in Section 7.1 above.

8.            Miscellaneous.

8.1           Successors and Assigns.  The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties.  This Note (or a portion hereof) may be assigned by the Holder without the consent of the Promisor.  This Note may not be assigned by the Promisor without the prior written consent of the Promisee.

8.2           Loss or Mutilation of Note.  Upon receipt by the Promisor of evidence reasonably satisfactory to the Promisor of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to the Promisor, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, the Promisor shall execute and deliver to the Holder a new promissory note of like tenor and denomination as this Note.

8.3           Notices.  Any notice or other communication required or permitted to be given pursuant to the terms of this Note shall be in writing and shall be deemed effectively given the earlier of, (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), or (iv) one (1) business day after being deposited with an overnight courier service, and addressed to the recipient at the addresses set forth below unless another address is provided to the other party in writing:

If to Promisee, to:

Peninsula Packaging, LLC
c/o Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Attn:        Todd C. Vanett
Fax:         (215) 564-8120

If to the Promisor, to:

ECO2 Plastics, Inc.
680 Second Street, Suite 200
San Francisco, CA  94107
Attn:        Rodney S. Rougelot
Fax:         (415) 829-6001

with a copy to:

The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, WA 98101
Attn:        David M. Otto
Fax:         (206) 262-9513

8.4           Governing Law.  This Note shall be governed in all respects by the laws of the State of California as applied to agreements entered into and performed entirely within the State of California by residents thereof, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

8.5           Waiver and Amendment.  Any term of this Note may be amended, waived or modified with the written consent of the Promisor and the Holder; provided however, that (a) the terms of this Note may be amended or modified, and any obligations of Promisor and the rights of Holder may be waived, in each case upon the written consent of Promisor and the holders of at least 70% of the aggregate principal amount of Notes then outstanding, and (b) this Note may be converted as set forth herein or subordinated without any action of Holder upon approval by holders of at least 70% of the aggregate principal amount of Notes then outstanding.

8.6           Remedies.  No delay or omission by the Holder in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between the Holder and the undersigned or any other person shall be deemed a waiver by the Holder of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by the Holder or the exercise of any other right, remedy, power or privilege by the Holder.  The rights and remedies of the Holder described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity provided that such rights or remedies are not inconsistent with the express provisions hereof.

8.7           Usury Savings Clause.  In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

8.8           Severability.  If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of the Promisee in order to effect the provisions of this Note.

8.9           Setoff.  Notwithstanding the absence of an Event of Default, the Promisee shall have the right to set-off any amounts owed by the Promisee or any Affiliate of the Promisee (each of which is an intended third party beneficiary hereunder) to the Promisor whatsoever against any amounts owed by the Promisor to the Promisee hereunder.

8.10         Amendment and Restatement.  This Note amends, restates and supersedes, but does not discharge the obligations of, nor constitute a novation with respect to, the indebtedness of the Promisor to J. Charles Buff pursuant to that certain Promissory Note in the principal amount of $600,000 dated November 21, 2008, which such document was assigned by J. Charles Buff to the Promisee on the date hereof.

IN WITNESS WHEREOF, the Promisor has caused this Note to be signed on the Effective Date.

ECO2 PLASTICS, INC.

Name: Rodney S. Rougelot
Title: Chief Executive Officer

STATE OF _______________________                                :
:ss
COUNTY OF _____________________                               :

On the ____ day of December, 2008 before me personally came Rodney S. Rougelot who, being by me duly sworn, did depose and say that he is the Chief Executive Officer of ECO2 Plastics, Inc., and being authorized so to do, executed the foregoing instrument for the purpose of binding said entity and that he acknowledged said instrument to be his act and deed.

Notary Public

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

AMENDED AND RESTATED PROMISSORY NOTE

San Francisco, California
Date of Issuance: December 17, 2008

FOR VALUE RECEIVED, ECO2 PLASTICS, INC., a Delaware corporation (the “Promisor”) hereby promises to pay to the order of TRIDENT CAPITAL FUND-VI, L.P. (the “Promisee” or the “Holder”), in lawful money of the United States at the address of the Holder set forth herein, the principal amount of one million three hundred ninety-nine thousand seven dollars and fifty-two cents ($1,399,007.52) (the “Note Amount”), together with Interest, as defined below.  This Amended and Restated Promissory Note (“Note”) has been executed by the Promisor on the date set forth above (the “Effective Date”).

This Note is one of a series of promissory notes issued by the Promisor pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of December 17, 2008, by and among the Promisor and the parties named therein (the “Purchase Agreement”).  This Note and such other promissory notes issued by the Promisor pursuant to the Purchase Agreement are herein collectively referred to as the “Notes.”  This Note is secured by a security interest in certain collateral of the Promisor pursuant to the Amended and Restated Security Agreement, dated as of December 17, 2008, as amended, supplemented, restated or otherwise modified from time to time, by and between the Promisor and the Promisee (the “Security Agreement”) and is entitled to all the benefits and obligations provided therein.  All payments of interest and principal shall be in lawful money of the United States of America and shall be made pro rata among all holders of the Notes.  The following is a statement of the rights of the Holder of this Note and the terms and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of the Note agrees:

7.             Interest.  Interest shall accrue at eight percent (8%) per annum on the outstanding principal amount of this Note (the “Interest”).  Upon the occurrence of an Event of Default and for so long as such Event of Default continues, Interest shall accrue on the outstanding Note Amount at the rate of eight percent (8%) per annum (the “Default Interest Rate”).

8.             Maturity Date.  The Note Amount, any accrued Interest thereon and all other sums due hereunder, shall be due and payable three (3) years from the Effective Date (the “Maturity Date”).

9.             Security.  This Note is secured pursuant to the terms of the Security Agreement by a security interest in the Collateral (as such term is defined in the Security Agreement).  This Note is subject to the provisions of the Security Agreement. It is agreed that all Promisor’s indebtedness, whether outstanding on the date hereof or subsequently incurred or assumed, except all indebtedness secured by perfected security interests granted by Promisor in connection with the Senior Debt (as such term is defined in the Security Agreement) shall be junior in right of payment to the indebtedness and other obligations of Promisor pursuant to the Notes.

10.           Application of Payments.

10.1.                Except as otherwise expressly provided herein, payments under this Note shall be applied, (i) first to the repayment of any sums incurred by the Holder for the payment of any expenses in enforcing the terms of this Note, (ii) then to the payment of any accrued but unpaid Interest under this Note, and (iii) then to the reduction of the Note Amount.

10.2.                The Promisor may only prepay principal upon the written consent of holders of 70% or more of the aggregate principal amount of the Notes then outstanding.

10.3.                Upon payment in full of the Note Amount, any applicable accrued and unpaid Interest thereon, and any other sums due hereunder, this Note shall be marked “Paid in Full” and returned to the Promisor.

11.           Waiver of Notice.  The Promisor hereby waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that the liability of the Promisor shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Promisee.

12.           Events of Default.  The occurrence of any of the following events (each an “Event of Default”) shall constitute an Event of Default of the Promisor:

12.1.                the failure of the Promisor to make any payment due hereunder within three (3) days after the due date thereof;

12.2.                a material default by the Promisor under the Purchase Agreement or any other document or agreement executed by the Promisor pursuant thereto, which default, if curable, is not cured within thirty (30) days following written notice by the Promisee to the Promisor specifying the default in reasonable detail; and

12.3.                (i) the application for the appointment of a receiver or custodian for the Promisor or the property of the Promisor, (ii) the entry of an order for relief or the filing of a petition by or against the Promisor under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against the Promisor, or (iv) the Promisor’s insolvency (which term is defined for purposes of this paragraph as the failure or inability of the Promisor to meet its obligations as the same fall due).

Upon the occurrence of any Event of Default that is not cured within any applicable cure period, if any, the Holder may, upon the consent of holders of at least 70% of the aggregate principal amount of the Notes then outstanding (except in the case of an Event of Default pursuant to Section 6.3(i), (ii) or (iii), in which case no such consent shall be necessary), elect to take at any time any or all of the following actions: (i) declare this Note to be forthwith due and payable, whereupon the entire unpaid Note Amount, together with all accrued and unpaid Interest thereon (including the Default Interest Rate), and all other cash obligations hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Promisor, anything contained herein to the contrary notwithstanding, (ii) set-off any amounts owed by the Promisee or any Affiliate of the Promisee (each of which is an intended third party beneficiary hereunder), to the Promisor whatsoever against any amounts owed by the Promisor to the Promisee hereunder; and (iii) exercise any and all other remedies provided hereunder or available at law or in equity.  For purposes of this Note, “Affiliate” means any other party that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under control with, such party.

If an Event of Default occurs by the Promisor, the Promisor agrees to pay, in addition to the Note Amount, reasonable attorneys' fees and any other reasonable costs incurred by the Holder in connection with its pursuit of its remedies under this Note.

7.           Conversion.

7.1           At any time upon written notice by the Promisee to the Promisor, the principal amount and all Interest due under this Note shall be converted into shares of Series C Convertible Preferred Stock of the Promisor (“Securities”) at a price per share equal to $0.015 (subject to appropriate adjustment for all stock splits, subdivisions, combinations, recapitalizations and the like).  No fractional shares of Securities will be issued upon such conversion of this Note.  In lieu thereof, the number of Securities to be issued to the Holder shall be rounded to the nearest whole share.  Upon conversion of this Note pursuant to this Section 7, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Promisor or any transfer agent of the Promisor.  At its expense, the Promisor will, as soon as practicable thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described herein.  Upon conversion of this Note, the Promisor will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

7.2           At any time upon the written election at their discretion of holders of 70% or more of the aggregate principal amount of Notes then outstanding, the principal amount and all Interest due under each Note shall be converted into shares of Securities in the same manner described in Section 7.1 above.

8.           Miscellaneous.

8.1           Successors and Assigns.  The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties.  This Note (or a portion hereof) may be assigned by the Holder without the consent of the Promisor.  This Note may not be assigned by the Promisor without the prior written consent of the Promisee.

8.2           Loss or Mutilation of Note.  Upon receipt by the Promisor of evidence reasonably satisfactory to the Promisor of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to the Promisor, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, the Promisor shall execute and deliver to the Holder a new promissory note of like tenor and denomination as this Note.

8.3           Notices.  Any notice or other communication required or permitted to be given pursuant to the terms of this Note shall be in writing and shall be deemed effectively given the earlier of, (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), or (iv) one (1) business day after being deposited with an overnight courier service, and addressed to the recipient at the addresses set forth below unless another address is provided to the other party in writing:

If to Promisee, to:

Trident Capital Fund-VI, L.P.
505 Hamilton Avenue, Suite 200
Palo Alto, CA 94301
Attn:
Fax:         (650) 289-4444

If to the Promisor, to:

ECO2 Plastics, Inc.
680 Second Street, Suite 200
San Francisco, CA  94107
Attn :      Rodney S. Rougelot
Fax:        (415) 829-6001

with a copy to:

The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, WA 98101
Attn:      David M. Otto
Fax:       (206) 262-9513

8.4           Governing Law.  This Note shall be governed in all respects by the laws of the State of California as applied to agreements entered into and performed entirely within the State of California by residents thereof, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

8.5           Waiver and Amendment.  Any term of this Note may be amended, waived or modified with the written consent of the Promisor and the Holder; provided however, that (a) the terms of this Note may be amended or modified, and any obligations of Promisor and the rights of Holder may be waived, in each case upon the written consent of Promisor and the holders of at least 70% of the aggregate principal amount of Notes then outstanding, and (b) this Note may be converted as set forth herein or subordinated without any action of Holder upon approval by holders of at least 70% of the aggregate principal amount of Notes then outstanding.

8.6           Remedies.  No delay or omission by the Holder in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between the Holder and the undersigned or any other person shall be deemed a waiver by the Holder of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by the Holder or the exercise of any other right, remedy, power or privilege by the Holder.  The rights and remedies of the Holder described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity provided that such rights or remedies are not inconsistent with the express provisions hereof.

8.7           Usury Savings Clause.  In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

8.8           Severability.  If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of the Promisee in order to effect the provisions of this Note.

8.9           Setoff.  Notwithstanding the absence of an Event of Default, the Promisee shall have the right to set-off any amounts owed by the Promisee or any Affiliate of the Promisee (each of which is an intended third party beneficiary hereunder) to the Promisor whatsoever against any amounts owed by the Promisor to the Promisee hereunder.

8.10         Amendment and Restatement.  This Note amends, restates and supersedes, but does not discharge the obligations of, nor constitute a novation with respect to, the indebtedness of the Promisor to Promisee pursuant to that certain Promissory Note in the principal amount of $144,399.69 dated November 17, 2008, and that certain Promissory Note in the principal amount of $385,065.85 dated November 21, 2008.

IN WITNESS WHEREOF, the Promisor has caused this Note to be signed on the Effective Date.

ECO2 PLASTICS, INC.

Name: Rodney S. Rougelot
Title: Chief Executive Officer

STATE OF _______________________                                         :
:ss
COUNTY OF _____________________                                          :

On the ____ day of December, 2008 before me personally came Rodney S. Rougelot who, being by me duly sworn, did depose and say that he is the Chief Executive Officer of ECO2 Plastics, Inc., and being authorized so to do, executed the foregoing instrument for the purpose of binding said entity and that he acknowledged said instrument to be his act and deed.

Notary Public

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

AMENDED AND RESTATED PROMISSORY NOTE

San Francisco, California
Date of Issuance: December 17, 2008

FOR VALUE RECEIVED, ECO2 PLASTICS, INC., a Delaware corporation (the “Promisor”) hereby promises to pay to the order of HUTTON LIVING TRUST DATED 12/10/1996 (the “Promisee” or the “Holder”), in lawful money of the United States at the address of the Holder set forth herein, the principal amount of fifty thousand three hundred twenty-eight dollars and seventy-seven cents ($50,328.77) which includes the total principal plus interest from the current November 17, 2008 note (the “Note Amount”), together with Interest, as defined below.  This Amended and Restated Promissory Note (“Note”) has been executed by the Promisor on the date set forth above (the “Effective Date”).

This Note is one of a series of promissory notes issued by the Promisor pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of December 17, 2008, by and among the Promisor and the parties named therein (the “Purchase Agreement”).  This Note and such other promissory notes issued by the Promisor pursuant to the Purchase Agreement are herein collectively referred to as the “Notes.”  This Note is secured by a security interest in certain collateral of the Promisor pursuant to the Amended and Restated Security Agreement, dated as of December 17, 2008, as amended, supplemented, restated or otherwise modified from time to time, by and between the Promisor and the Promisee (the “Security Agreement”) and is entitled to all the benefits and obligations provided therein.  All payments of interest and principal shall be in lawful money of the United States of America and shall be made pro rata among all holders of the Notes.  The following is a statement of the rights of the Holder of this Note and the terms and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of the Note agrees:

13.           Interest.  Interest shall accrue at eight percent (8%) per annum on the outstanding principal amount of this Note (the “Interest”).  Upon the occurrence of an Event of Default and for so long as such Event of Default continues, Interest shall accrue on the outstanding Note Amount at the rate of eight percent (8%) per annum (the “Default Interest Rate”).

14.          Maturity Date.  The Note Amount, any accrued Interest thereon and all other sums due hereunder, shall be due and payable three (3) years from the Effective Date (the “Maturity Date”).

15.          Security.  This Note is secured pursuant to the terms of the Security Agreement by a security interest in the Collateral (as such term is defined in the Security Agreement).  This Note is subject to the provisions of the Security Agreement. It is agreed that all Promisor’s indebtedness, whether outstanding on the date hereof or subsequently incurred or assumed, except all indebtedness secured by perfected security interests granted by Promisor in connection with the Senior Debt (as such term is defined in the Security Agreement) shall be junior in right of payment to the indebtedness and other obligations of Promisor pursuant to the Notes.

16.          Application of Payments.

16.1.        Except as otherwise expressly provided herein, payments under this Note shall be applied, (i) first to the repayment of any sums incurred by the Holder for the payment of any expenses in enforcing the terms of this Note, (ii) then to the payment of any accrued but unpaid Interest under this Note, and (iii) then to the reduction of the Note Amount.

16.2.        The Promisor may only prepay principal upon the written consent of holders of 70% or more of the aggregate principal amount of the Notes then outstanding.

16.3.        Upon payment in full of the Note Amount, any applicable accrued and unpaid Interest thereon, and any other sums due hereunder, this Note shall be marked “Paid in Full” and returned to the Promisor.

17.          Waiver of Notice.  The Promisor hereby waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that the liability of the Promisor shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Promisee.

18.          Events of Default.  The occurrence of any of the following events (each an “Event of Default”) shall constitute an Event of Default of the Promisor:

18.1.        the failure of the Promisor to make any payment due hereunder within three (3) days after the due date thereof;

18.2.        a material default by the Promisor under the Purchase Agreement or any other document or agreement executed by the Promisor pursuant thereto, which default, if curable, is not cured within thirty (30) days following written notice by the Promisee to the Promisor specifying the default in reasonable detail; and

18.3.        (i) the application for the appointment of a receiver or custodian for the Promisor or the property of the Promisor, (ii) the entry of an order for relief or the filing of a petition by or against the Promisor under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against the Promisor, or (iv) the Promisor’s insolvency (which term is defined for purposes of this paragraph as the failure or inability of the Promisor to meet its obligations as the same fall due).

Upon the occurrence of any Event of Default that is not cured within any applicable cure period, if any, the Holder may, upon the consent of holders of at least 70% of the aggregate principal amount of the Notes then outstanding (except in the case of an Event of Default pursuant to Section 6.3(i), (ii) or (iii), in which case no such consent shall be necessary), elect to take at any time any or all of the following actions: (i) declare this Note to be forthwith due and payable, whereupon the entire unpaid Note Amount, together with all accrued and unpaid Interest thereon (including the Default Interest Rate), and all other cash obligations hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Promisor, anything contained herein to the contrary notwithstanding, (ii) set-off any amounts owed by the Promisee or any Affiliate of the Promisee (each of which is an intended third party beneficiary hereunder), to the Promisor whatsoever against any amounts owed by the Promisor to the Promisee hereunder; and (iii) exercise any and all other remedies provided hereunder or available at law or in equity.  For purposes of this Note, “Affiliate” means any other party that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under control with, such party.

If an Event of Default occurs by the Promisor, the Promisor agrees to pay, in addition to the Note Amount, reasonable attorneys' fees and any other reasonable costs incurred by the Holder in connection with its pursuit of its remedies under this Note.

7.           Conversion.

7.1           At any time upon written notice by the Promisee to the Promisor, the principal amount and all Interest due under this Note shall be converted into shares of Series C Convertible Preferred Stock of the Promisor (“Securities”) at a price per share equal to $0.015 (subject to appropriate adjustment for all stock splits, subdivisions, combinations, recapitalizations and the like).  No fractional shares of Securities will be issued upon such conversion of this Note.  In lieu thereof, the number of Securities to be issued to the Holder shall be rounded to the nearest whole share.  Upon conversion of this Note pursuant to this Section 7, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Promisor or any transfer agent of the Promisor.  At its expense, the Promisor will, as soon as practicable thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described herein.  Upon conversion of this Note, the Promisor will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

7.2           At any time upon the written election at their discretion of holders of 70% or more of the aggregate principal amount of Notes then outstanding, the principal amount and all Interest due under each Note shall be converted into shares of Securities in the same manner described in Section 7.1 above.

8.             Miscellaneous.

8.1           Successors and Assigns.  The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties.  This Note (or a portion hereof) may be assigned by the Holder without the consent of the Promisor.  This Note may not be assigned by the Promisor without the prior written consent of the Promisee.

8.2           Loss or Mutilation of Note.  Upon receipt by the Promisor of evidence reasonably satisfactory to the Promisor of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to the Promisor, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, the Promisor shall execute and deliver to the Holder a new promissory note of like tenor and denomination as this Note.

8.3           Notices.  Any notice or other communication required or permitted to be given pursuant to the terms of this Note shall be in writing and shall be deemed effectively given the earlier of, (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), or (iv) one (1) business day after being deposited with an overnight courier service, and addressed to the recipient at the addresses set forth below unless another address is provided to the other party in writing:

If to Promisee, to:

Hutton Living Trust Dated 12/10/1996
Two Santiago Avenue
               Atherton, CA 94027
Fax:           (650) 326-6273

If to the Promisor, to:

ECO2 Plastics, Inc.
680 Second Street, Suite 200
San Francisco, CA  94107
Attn:      Rodney S. Rougelot
Fax:       (415) 829-6001

with a copy to:

The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, WA 98101
Attn:    David M. Otto
Fax:       (206) 262-9513

8.4           Governing Law.  This Note shall be governed in all respects by the laws of the State of California as applied to agreements entered into and performed entirely within the State of California by residents thereof, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

8.5           Waiver and Amendment.  Any term of this Note may be amended, waived or modified with the written consent of the Promisor and the Holder; provided however, that (a) the terms of this Note may be amended or modified, and any obligations of Promisor and the rights of Holder may be waived, in each case upon the written consent of Promisor and the holders of at least 70% of the aggregate principal amount of Notes then outstanding, and (b) this Note may be converted as set forth herein or subordinated without any action of Holder upon approval by holders of at least 70% of the aggregate principal amount of Notes then outstanding.

8.6           Remedies.  No delay or omission by the Holder in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between the Holder and the undersigned or any other person shall be deemed a waiver by the Holder of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by the Holder or the exercise of any other right, remedy, power or privilege by the Holder.  The rights and remedies of the Holder described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity provided that such rights or remedies are not inconsistent with the express provisions hereof.

8.7           Usury Savings Clause.  In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

8.8           Severability.  If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of the Promisee in order to effect the provisions of this Note.

8.9           Setoff.  Notwithstanding the absence of an Event of Default, the Promisee shall have the right to set-off any amounts owed by the Promisee or any Affiliate of the Promisee (each of which is an intended third party beneficiary hereunder) to the Promisor whatsoever against any amounts owed by the Promisor to the Promisee hereunder.

8.10           Amendment and Restatement.  This Note amends, restates and supersedes, but does not discharge the obligations of, nor constitute a novation with respect to, the indebtedness of the Promisor to Promisee pursuant to that certain Promissory Note in the principal amount of $50,000 dated November 17, 2008.

IN WITNESS WHEREOF, the Promisor has caused this Note to be signed on the Effective Date.

ECO2 PLASTICS, INC.

Name: Rodney S. Rougelot
Title: Chief Executive Officer

STATE OF _______________________                                         :
:ss
COUNTY OF _____________________                                          :

On the ____ day of December, 2008 before me personally came Rodney S. Rougelot who, being by me duly sworn, did depose and say that he is the Chief Executive Officer of ECO2 Plastics, Inc., and being authorized so to do, executed the foregoing instrument for the purpose of binding said entity and that he acknowledged said instrument to be his act and deed.

Notary Public

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

AMENDED AND RESTATED PROMISSORY NOTE

San Francisco, California
Date of Issuance: December 17, 2008

FOR VALUE RECEIVED, ECO2 PLASTICS, INC., a Delaware corporation (the “Promisor”) hereby promises to pay to the order of TRIDENT CAPITAL FUND-VI PRINCIPALS FUND, LLC (the “Promisee” or the “Holder”), in lawful money of the United States at the address of the Holder set forth herein, the principal amount of fifty-four thousand two hundred fifty-eight dollars and twenty-three cents ($54,258.23) (the “Note Amount”), together with Interest, as defined below.  This Amended and Restated Promissory Note (“Note”) has been executed by the Promisor on the date set forth above (the “Effective Date”).

This Note is one of a series of promissory notes issued by the Promisor pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of December 17, 2008, by and among the Promisor and the parties named therein (the “Purchase Agreement”).  This Note and such other promissory notes issued by the Promisor pursuant to the Purchase Agreement are herein collectively referred to as the “Notes.”  This Note is secured by a security interest in certain collateral of the Promisor pursuant to the Amended and Restated Security Agreement, dated as of December 17, 2008, as amended, supplemented, restated or otherwise modified from time to time, by and between the Promisor and the Promisee (the “Security Agreement”) and is entitled to all the benefits and obligations provided therein.  All payments of interest and principal shall be in lawful money of the United States of America and shall be made pro rata among all holders of the Notes.  The following is a statement of the rights of the Holder of this Note and the terms and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of the Note agrees:

19.           Interest.  Interest shall accrue at eight percent (8%) per annum on the outstanding principal amount of this Note (the “Interest”).  Upon the occurrence of an Event of Default and for so long as such Event of Default continues, Interest shall accrue on the outstanding Note Amount at the rate of eight percent (8%) per annum (the “Default Interest Rate”).

20.           Maturity Date.  The Note Amount, any accrued Interest thereon and all other sums due hereunder, shall be due and payable three (3) years from the Effective Date (the “Maturity Date”).

21.         Security.  This Note is secured pursuant to the terms of the Security Agreement by a security interest in the Collateral (as such term is defined in the Security Agreement).  This Note is subject to the provisions of the Security Agreement. It is agreed that all Promisor’s indebtedness, whether outstanding on the date hereof or subsequently incurred or assumed, except all indebtedness secured by perfected security interests granted by Promisor in connection with the Senior Debt (as such term is defined in the Security Agreement) shall be junior in right of payment to the indebtedness and other obligations of Promisor pursuant to the Notes.

22.         Application of Payments.

22.1.        Except as otherwise expressly provided herein, payments under this Note shall be applied, (i) first to the repayment of any sums incurred by the Holder for the payment of any expenses in enforcing the terms of this Note, (ii) then to the payment of any accrued but unpaid Interest under this Note, and (iii) then to the reduction of the Note Amount.

22.2.        The Promisor may only prepay principal upon the written consent of holders of 70% or more of the aggregate principal amount of the Notes then outstanding.

22.3.        Upon payment in full of the Note Amount, any applicable accrued and unpaid Interest thereon, and any other sums due hereunder, this Note shall be marked “Paid in Full” and returned to the Promisor.

23.         Waiver of Notice.  The Promisor hereby waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that the liability of the Promisor shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Promisee.

24.         Events of Default.  The occurrence of any of the following events (each an “Event of Default”) shall constitute an Event of Default of the Promisor:

24.1.        the failure of the Promisor to make any payment due hereunder within three (3) days after the due date thereof;

24.2.        a material default by the Promisor under the Purchase Agreement or any other document or agreement executed by the Promisor pursuant thereto, which default, if curable, is not cured within thirty (30) days following written notice by the Promisee to the Promisor specifying the default in reasonable detail; and

24.3.        (i) the application for the appointment of a receiver or custodian for the Promisor or the property of the Promisor, (ii) the entry of an order for relief or the filing of a petition by or against the Promisor under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against the Promisor, or (iv) the Promisor’s insolvency (which term is defined for purposes of this paragraph as the failure or inability of the Promisor to meet its obligations as the same fall due).

Upon the occurrence of any Event of Default that is not cured within any applicable cure period, if any, the Holder may, upon the consent of holders of at least 70% of the aggregate principal amount of the Notes then outstanding (except in the case of an Event of Default pursuant to Section 6.3(i), (ii) or (iii), in which case no such consent shall be necessary), elect to take at any time any or all of the following actions: (i) declare this Note to be forthwith due and payable, whereupon the entire unpaid Note Amount, together with all accrued and unpaid Interest thereon (including the Default Interest Rate), and all other cash obligations hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Promisor, anything contained herein to the contrary notwithstanding, (ii) set-off any amounts owed by the Promisee or any Affiliate of the Promisee (each of which is an intended third party beneficiary hereunder), to the Promisor whatsoever against any amounts owed by the Promisor to the Promisee hereunder; and (iii) exercise any and all other remedies provided hereunder or available at law or in equity.  For purposes of this Note, “Affiliate” means any other party that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under control with, such party.

If an Event of Default occurs by the Promisor, the Promisor agrees to pay, in addition to the Note Amount, reasonable attorneys' fees and any other reasonable costs incurred by the Holder in connection with its pursuit of its remedies under this Note.

7.           Conversion.

7.1           At any time upon written notice by the Promisee to the Promisor, the principal amount and all Interest due under this Note shall be converted into shares of Series C Convertible Preferred Stock of the Promisor (“Securities”) at a price per share equal to $0.015 (subject to appropriate adjustment for all stock splits, subdivisions, combinations, recapitalizations and the like).  No fractional shares of Securities will be issued upon such conversion of this Note.  In lieu thereof, the number of Securities to be issued to the Holder shall be rounded to the nearest whole share.  Upon conversion of this Note pursuant to this Section 7, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Promisor or any transfer agent of the Promisor.  At its expense, the Promisor will, as soon as practicable thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described herein.  Upon conversion of this Note, the Promisor will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

7.2           At any time upon the written election at their discretion of holders of 70% or more of the aggregate principal amount of Notes then outstanding, the principal amount and all Interest due under each Note shall be converted into shares of Securities in the same manner described in Section 7.1 above.

8.           Miscellaneous.

8.1           Successors and Assigns.  The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties.  This Note (or a portion hereof) may be assigned by the Holder without the consent of the Promisor.  This Note may not be assigned by the Promisor without the prior written consent of the Promisee.

8.2           Loss or Mutilation of Note.  Upon receipt by the Promisor of evidence reasonably satisfactory to the Promisor of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to the Promisor, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, the Promisor shall execute and deliver to the Holder a new promissory note of like tenor and denomination as this Note.

8.3           Notices.  Any notice or other communication required or permitted to be given pursuant to the terms of this Note shall be in writing and shall be deemed effectively given the earlier of, (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), or (iv) one (1) business day after being deposited with an overnight courier service, and addressed to the recipient at the addresses set forth below unless another address is provided to the other party in writing:

If to Promisee, to:

Trident Capital Fund-VI Principals Fund, LLC
505 Hamilton Avenue, Suite 200
Palo Alto, CA 94301
Attn:
Fax:       (650) 289-4444

If to the Promisor, to:

ECO2 Plastics, Inc.
680 Second Street, Suite 200
San Francisco, CA  94107
Attn:      Rodney S. Rougelot
Fax:       (415) 829-6001

with a copy to:

The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, WA 98101
Attn:      David M. Otto
Fax:       (206) 262-9513

8.4           Governing Law.  This Note shall be governed in all respects by the laws of the State of California as applied to agreements entered into and performed entirely within the State of California by residents thereof, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

8.5           Waiver and Amendment.  Any term of this Note may be amended, waived or modified with the written consent of the Promisor and the Holder; provided however, that (a) the terms of this Note may be amended or modified, and any obligations of Promisor and the rights of Holder may be waived, in each case upon the written consent of Promisor and the holders of at least 70% of the aggregate principal amount of Notes then outstanding, and (b) this Note may be converted as set forth herein or subordinated without any action of Holder upon approval by holders of at least 70% of the aggregate principal amount of Notes then outstanding.

8.6           Remedies.  No delay or omission by the Holder in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between the Holder and the undersigned or any other person shall be deemed a waiver by the Holder of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by the Holder or the exercise of any other right, remedy, power or privilege by the Holder.  The rights and remedies of the Holder described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity provided that such rights or remedies are not inconsistent with the express provisions hereof.

8.7           Usury Savings Clause.  In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

8.8           Severability.  If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of the Promisee in order to effect the provisions of this Note.

8.9           Setoff.  Notwithstanding the absence of an Event of Default, the Promisee shall have the right to set-off any amounts owed by the Promisee or any Affiliate of the Promisee (each of which is an intended third party beneficiary hereunder) to the Promisor whatsoever against any amounts owed by the Promisor to the Promisee hereunder.

8.10           Amendment and Restatement.  This Note amends, restates and supersedes, but does not discharge the obligations of, nor constitute a novation with respect to, the indebtedness of the Promisor to Promisee pursuant to that certain Promissory Note in the principal amount of $5,600.31 dated November 17, 2008, and that certain Promissory Note in the principal amount of $14,934.15 dated November 21, 2008.

IN WITNESS WHEREOF, the Promisor has caused this Note to be signed on the Effective Date.

ECO2 PLASTICS, INC.

Name: Rodney S. Rougelot
Title: Chief Executive Officer

STATE OF _______________________                                         :
:ss
COUNTY OF _____________________                                          :

On the ____ day of December, 2008 before me personally came Rodney S. Rougelot who, being by me duly sworn, did depose and say that he is the Chief Executive Officer of ECO2 Plastics, Inc., and being authorized so to do, executed the foregoing instrument for the purpose of binding said entity and that he acknowledged said instrument to be his act and deed.

Notary Public

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

CONVERTIBLE PROMISSORY NOTE

San Francisco, California
Date of Issuance: December 17, 2008

FOR VALUE RECEIVED, ECO2 PLASTICS, INC., a Delaware corporation (the “Promisor”) hereby promises to pay to the order of __________________ (the “Promisee” or the “Holder”), in lawful money of the United States at the address of the Holder set forth herein, the principal amount of [_____________________] (the “Note Amount”), together with Interest, as defined below.  This Convertible Promissory Note (“Note”) has been executed by the Promisor on the date set forth above (the “Effective Date”).

This Note is one of a series of promissory notes issued by the Promisor pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of December 17, 2008, by and among the Promisor and the parties named therein (the “Purchase Agreement”).  This Note and such other promissory notes issued by the Promisor pursuant to the Purchase Agreement are herein collectively referred to as the “Notes.”  This Note is secured by a security interest in certain collateral of the Promisor pursuant to the Amended and Restated Security Agreement, dated as of December 17, 2008, as amended, supplemented, restated or otherwise modified from time to time, by and between the Promisor and the Promisee (the “Security Agreement”) and is entitled to all the benefits and obligations provided therein.  All payments of interest and principal shall be in lawful money of the United States of America and shall be made pro rata among all holders of the Notes.  The following is a statement of the rights of the Holder of this Note and the terms and conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of the Note agrees:

25.           Interest.  Interest shall accrue at eight percent (8%) per annum on the outstanding principal amount of this Note (the “Interest”).  Upon the occurrence of an Event of Default and for so long as such Event of Default continues, Interest shall accrue on the outstanding Note Amount at the rate of eight percent (8%) per annum (the “Default Interest Rate”).

26.           Maturity Date.  The Note Amount, any accrued Interest thereon and all other sums due hereunder, shall be due and payable three (3) years from the Effective Date (the “Maturity Date”).

27.          Security.  This Note is secured pursuant to the terms of the Security Agreement by a security interest in the Collateral (as such term is defined in the Security Agreement).  This Note is subject to the provisions of the Security Agreement. It is agreed that all Promisor’s indebtedness, whether outstanding on the date hereof or subsequently incurred or assumed, except all indebtedness secured by perfected security interests granted by Promisor in connection with the Senior Debt (as such term is defined in the Security Agreement) shall be junior in right of payment to the indebtedness and other obligations of Promisor pursuant to the Notes.

28.          Application of Payments.

28.1.        Except as otherwise expressly provided herein, payments under this Note shall be applied, (i) first to the repayment of any sums incurred by the Holder for the payment of any expenses in enforcing the terms of this Note, (ii) then to the payment of any accrued but unpaid Interest under this Note, and (iii) then to the reduction of the Note Amount.

28.2.        The Promisor may only prepay principal upon the written consent of holders of 70% or more of the aggregate principal amount of the Notes then outstanding.

28.3.        Upon payment in full of the Note Amount, any applicable accrued and unpaid Interest thereon, and any other sums due hereunder, this Note shall be marked “Paid in Full” and returned to the Promisor.

29.          Waiver of Notice.  The Promisor hereby waives presentment for payment, demand, notice of nonpayment, notice of protest and protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and agrees that the liability of the Promisor shall be unconditional without regard to the liability of any other party and shall not be in any manner affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Promisee.

30.          Events of Default.  The occurrence of any of the following events (each an “Event of Default”) shall constitute an Event of Default of the Promisor:

30.1.        the failure of the Promisor to make any payment due hereunder within three (3) days after the due date thereof;

30.2.        a material default by the Promisor under the Purchase Agreement or any other document or agreement executed by the Promisor pursuant thereto, which default, if curable, is not cured within thirty (30) days following written notice by the Promisee to the Promisor specifying the default in reasonable detail; and

30.3.        (i) the application for the appointment of a receiver or custodian for the Promisor or the property of the Promisor, (ii) the entry of an order for relief or the filing of a petition by or against the Promisor under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against the Promisor, or (iv) the Promisor’s insolvency (which term is defined for purposes of this paragraph as the failure or inability of the Promisor to meet its obligations as the same fall due).

Upon the occurrence of any Event of Default that is not cured within any applicable cure period, if any, the Holder may, upon the consent of holders of at least 70% of the aggregate principal amount of the Notes then outstanding (except in the case of an Event of Default pursuant to Section 6.3(i), (ii) or (iii), in which case no such consent shall be necessary), elect to take at any time any or all of the following actions: (i) declare this Note to be forthwith due and payable, whereupon the entire unpaid Note Amount, together with all accrued and unpaid Interest thereon (including the Default Interest Rate), and all other cash obligations hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Promisor, anything contained herein to the contrary notwithstanding, (ii) set-off any amounts owed by the Promisee or any Affiliate of the Promisee (each of which is an intended third party beneficiary hereunder), to the Promisor whatsoever against any amounts owed by the Promisor to the Promisee hereunder; and (iii) exercise any and all other remedies provided hereunder or available at law or in equity.  For purposes of this Note, “Affiliate” means any other party that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under control with, such party.

If an Event of Default occurs by the Promisor, the Promisor agrees to pay, in addition to the Note Amount, reasonable attorneys' fees and any other reasonable costs incurred by the Holder in connection with its pursuit of its remedies under this Note.

7.           Conversion.

7.1           At any time upon written notice by the Promisee to the Promisor, the principal amount and all Interest due under this Note shall be converted into shares of Series C Convertible Preferred Stock of the Promisor (“Securities”) at a price per share equal to $0.015 (subject to appropriate adjustment for all stock splits, subdivisions, combinations, recapitalizations and the like).  No fractional shares of Securities will be issued upon such conversion of this Note.  In lieu thereof, the number of Securities to be issued to the Holder shall be rounded to the nearest whole share.  Upon conversion of this Note pursuant to this Section 7, the Holder shall surrender this Note, duly endorsed, at the principal offices of the Promisor or any transfer agent of the Promisor.  At its expense, the Promisor will, as soon as practicable thereafter, issue and deliver to such Holder, at such principal office, a certificate or certificates for the number of shares to which such Holder is entitled upon such conversion, together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described herein.  Upon conversion of this Note, the Promisor will be forever released from all of its obligations and liabilities under this Note with regard to that portion of the principal amount and accrued interest being converted including without limitation the obligation to pay such portion of the principal amount and accrued interest.

7.2           At any time upon the written election at their discretion of holders of 70% or more of the aggregate principal amount of Notes then outstanding, the principal amount and all Interest due under each Note shall be converted into shares of Securities in the same manner described in Section 7.1 above.

8.           Miscellaneous.

8.1           Successors and Assigns.  The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and permitted assigns of the parties.  This Note (or a portion hereof) may be assigned by the Holder without the consent of the Promisor.  This Note may not be assigned by the Promisor without the prior written consent of the Promisee.

8.2           Loss or Mutilation of Note.  Upon receipt by the Promisor of evidence reasonably satisfactory to the Promisor of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to the Promisor, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, the Promisor shall execute and deliver to the Holder a new promissory note of like tenor and denomination as this Note.

8.3           Notices.  Any notice or other communication required or permitted to be given pursuant to the terms of this Note shall be in writing and shall be deemed effectively given the earlier of, (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), or (iv) one (1) business day after being deposited with an overnight courier service, and addressed to the recipient at the addresses set forth below unless another address is provided to the other party in writing:

If to Promisee, to:

____________________
____________________
____________________
Attn:       ____________________
Fax:         ____________________

If to the Promisor, to:

ECO2 Plastics, Inc.
680 Second Street, Suite 200
San Francisco, CA  94107
Attn:       Rodney S. Rougelot
Fax:       (415) 829-6001

with a copy to:

The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, WA 98101
Attn:      David M. Otto
Fax:       (206) 262-9513

8.4           Governing Law.  This Note shall be governed in all respects by the laws of the State of California as applied to agreements entered into and performed entirely within the State of California by residents thereof, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

8.5           Waiver and Amendment.  Any term of this Note may be amended, waived or modified with the written consent of the Promisor and the Holder; provided however, that (a) the terms of this Note may be amended or modified, and any obligations of Promisor and the rights of Holder may be waived, in each case upon the written consent of Promisor and the holders of at least 70% of the aggregate principal amount of Notes then outstanding, and (b) this Note may be converted as set forth herein or subordinated without any action of Holder upon approval by holders of at least 70% of the aggregate principal amount of Notes then outstanding.

8.6           Remedies.  No delay or omission by the Holder in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between the Holder and the undersigned or any other person shall be deemed a waiver by the Holder of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by the Holder or the exercise of any other right, remedy, power or privilege by the Holder.  The rights and remedies of the Holder described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity provided that such rights or remedies are not inconsistent with the express provisions hereof.

8.7           Usury Savings Clause.  In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

8.8           Severability.  If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of the Promisee in order to effect the provisions of this Note.

8.9           Setoff.  Notwithstanding the absence of an Event of Default, the Promisee shall have the right to set-off any amounts owed by the Promisee or any Affiliate of the Promisee (each of which is an intended third party beneficiary hereunder) to the Promisor whatsoever against any amounts owed by the Promisor to the Promisee hereunder.

IN WITNESS WHEREOF, the Promisor has caused this Note to be signed on the Effective Date.

ECO2 PLASTICS, INC.

Name: Rodney S. Rougelot
Title: Chief Executive Officer

STATE OF _______________________                                         :
:ss
COUNTY OF _____________________                                          :

On the ______ day of December, 2008 before me personally came Rodney S. Rougelot who, being by me duly sworn, did depose and say that he is the Chief Executive Officer of ECO2 Plastics, Inc., and being authorized so to do, executed the foregoing instrument for the purpose of binding said entity and that he acknowledged said instrument to be his act and deed.

Notary Public

Exhibit B

Forms of Warrants

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

Warrant To Purchase 50,100,822 Shares of Common Stock

Void after April 14, 2015

ECO2 PLASTICS, INC.
(f.k.a., Itec Environmental Group, inc.)

Date of Issuance: December 17, 2008

No.  394

THIS CERTIFIES that, for value received, Peninsula Packaging, LLC, a California limited liability company or its assigns (in either case, the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from ECO2 Plastics, Inc., a Delaware corporation (the “Company”), at the price per share set forth in Section 9 hereof, that number of shares of the Company’s common stock (the “Common Stock”) set forth in Section 8 hereof.  This Warrant is referred to herein as the “Warrant” and the shares of Common Stock issuable pursuant to the terms hereof are sometimes referred to herein as “Warrant Shares.”

This Warrant is one of a series of warrants issued by the Company pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of December 17, 2008, by and among the Company and the parties named therein (the “Purchase Agreement”).  This Warrant and such other warrants issued by the Company pursuant to the Purchase Agreement are herein collectively referred to as the “Warrants.”  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.

1.           Holder Exercise of Warrant.  This Warrant shall be exercisable in whole or in part.  To exercise this Warrant, the Holder shall deliver to the Company at its principal office, (a) a written notice, in substantially the form of the exercise notice attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) this Warrant and (c) (except in the case of exercise on a net issue basis pursuant to Section 9(b) of this Warrant) the payment to the Company, by check or wire, of an amount equal to the then applicable Exercise Price (as defined below) per share multiplied by the number of Warrant Shares then being purchased. The Company shall as promptly as practicable, and in any event within twenty (20) days after delivery to the Company of (a), (b) and (c) above, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice.  Each certificate representing Warrant Shares shall bear the legend or legends required by applicable securities laws as well as such other legend(s) the Company requires to be included on certificates for its Common Stock.  The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of such stock certificates except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the Exercise Notice.  All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.  Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.  If this Warrant is exercised in part, the Company shall, upon surrender of this Warrant, execute and deliver, within 20 days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Warrant Shares purchasable hereunder.

The Warrant shall expire on April 14, 2015 (the “Expiration Date”).  The Investor may exercise the warrant in whole or in part at any time prior to the Expiration Date.  The Company has no restriction on the sale or transfer of the Warrant or Warrant Shares; however, the Investor is required to comply with all state and U.S. laws and regulations relating to security sales and transfers.  This Warrant shall automatically be exercised in full as of immediately prior to termination of the Warrant on the Expiration Date, on a net issue basis pursuant to Section 9(b), to the extent the Warrant shall not have previously been exercised in full.

2.           Reservation of Shares. The Company hereby covenants that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

3.           Fractional Shares.  This Warrant may be exercised only for a whole number of shares of Common Stock, and no fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant.

4.           Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Warrant Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

5.           Transfer of Warrant and Warrant Shares.  The Holder may sell, pledge, hypothecate, or otherwise transfer this Warrant, in whole, in accordance with and subject to the terms and conditions set forth in this Warrant and then only if such sale, pledge, hypothecation, or transfer is made in compliance with the 1933 Act or pursuant to an available exemption from registration under the 1933 Act relating to the disposition of securities.

6.           Loss of Warrant.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, or destruction of this Warrant, and of indemnification satisfactory to it, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new warrant of like tenor.

7.           Rights of the Holder.  No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as expressly provided herein.  Prior to exercise, no provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

8.           Number of Warrant Shares.  This Warrant shall be exercisable for 50,100,822 shares (as originally determined pursuant to the Purchase Agreement) of the Company’s Common Stock, as adjusted in accordance with this Warrant.

9.           Exercise Price; Adjustment of Warrants.

a.           Determination of Exercise Price.  The per share purchase price (the “Exercise Price”) for each of the Warrant Shares purchasable under this Warrant shall be equal to $0.015, as adjusted in accordance with this Warrant.

b.           Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 1 above, the Holder may elect to receive a number of Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X = Y (A-B)
A

Where X	=	the number of Warrant Shares to be issued to the Holder.

Y	=	the number of Warrant Shares purchasable under this Warrant.

A	=	the fair market value of one Warrant Share on the date of determination.

B	=	the per share Exercise Price (as adjusted to the date of such calculation).

Fair Market Value. For purposes of this section, the per share fair market value of the Warrant Shares shall mean:

(i)           If the Company's Common Stock is publicly traded, the per share fair market value of the Warrant Shares shall be the average of the closing prices of the Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid prices of the Common Stock as published in The Wall Street Journal, in each case for the fifteen (15) trading days ending five (5) trading days prior to the date of determination of fair market value;

(ii)           If the Company's Common Stock is not so publicly traded, the per share fair market value of the Warrant Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

c.           Reclassification. In the case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant, or (ii) in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of the Holder of this Warrant, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the fair market value of the Common Stock at the time of the transaction. The provisions of this subparagraph (c) shall similarly apply to successive reclassifications, changes, mergers and transfers.

d.  Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

e.           NO IMPAIRMENT.  THE COMPANY WILL NOT, THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE OR SALE OF SECURITIES OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED HEREUNDER BY THE COMPANY, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL THE PROVISIONS OF THIS SECTION AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE EXERCISE RIGHTS OF THE HOLDER OF THIS WARRANT AGAINST IMPAIRMENT.

f.           Issue Taxes.  The Company shall pay issue taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant, in whole; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such exercise.

g.           Stock Certificates.  In the event of any exercise of the rights represented by this Warrant, certificates for the shares so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

h.           Stock Fully Paid.  All of the shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefore, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

i.           Reservation of Stock Issuable Upon Conversion.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take all appropriate corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

10.           Certain Distributions.  In case the Company shall, at any time, prior to the Expiration Date, declare any distribution of its assets to holders of its Common Stock as a partial liquidation, distribution or by way of return of capital, other than as a dividend payable out of earnings or any surplus legally available for dividends, then the Holder shall be entitled, upon the proper exercise of this Warrant in whole prior to the effecting of such declaration, to receive, in addition to the shares of Common Stock issuable on such exercise, the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined by the Board of Directors of the Company in good faith), which would have been payable to the Holder had it been a holder of record of such shares of Common Stock on the record date for the determination of those holders of Common Stock entitled to such distribution.

11.           Dissolution or Liquidation.  In case the Company shall, at any time prior to the Expiration Date, dissolve, liquidate or wind up its affairs, the Holder shall be entitled, upon the proper exercise of this Warrant in whole and prior to any distribution associated with such dissolution, liquidation, or winding up, to receive on such exercise, in lieu of the shares of Common Stock to which the Holder would have been entitled, the same kind and amount of assets as would have been distributed or paid to the Holder upon any such dissolution, liquidation or winding up, with respect to such shares of Common Stock had the Holder been a holder of record of such share of Common Stock on the record date for the determination of those holders of Common Stock entitled to receive any such dissolution, liquidation, or winding up distribution.

12.           Notice of Adjustments. Whenever the number of Warrant Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 9 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of shares which may be purchased thereafter and the Exercise Price therefor after giving effect to such adjustment.

13.          Registration Rights. The Holder hereof shall be entitled, with respect to the Warrant Shares issued upon exercise hereof, to all of the registration rights set forth in the Company’s Investor Rights Agreement, dated as of June 4, 2008, as amended September 15, 2008 (the “Rights Agreement”), to the same extent and on the same terms and conditions as possessed by the investors thereunder and as if the Warrant Shares were included in the definition of “Registrable Securities” in the Rights Agreement.  The Company shall take such action as may be reasonably necessary to (a) amend the Rights Agreement to effect the foregoing and (b) assure that the granting of such registration rights to the Holder does not violate the provisions of the Rights Agreement or any of the Company’s charter documents or rights of prior grantees of registration rights.

14.          Miscellaneous.

a.           Successors and Assigns.  The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties, except to the extent otherwise provided herein.  Nothing in this Warrant, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

b.           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflict of laws thereof.

c.           Counterparts; Delivery by Facsimile.  This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of this Warrant may be effected by facsimile.

d.           Titles and Subtitles.  The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

e.           Notices.  Unless otherwise provided, any notice required or permitted hereunder shall be given by personal service upon the party to be notified by certified mail, return receipt requested and: (i) if to the Company, addressed to ECO2 Plastics, Inc., 680 Second Street, Suite 200, San Francisco, California 94107, or at such other address as the Company may designate by notice to each of the Investors in accordance with the provisions of this Section; and (ii) if to the Warrant holder, at the address indicated in the Purchase Agreement, or at such other addresses as such Holder may designate by notice to the Company in accordance with the provisions of this Section.

f.           Amendments and Waivers.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either prospectively or retroactively), only with the written consent of the Company and the Holder; provided, however,   that the terms of this Warrant may also be amended, modified or terminated upon the written consent of the Company and the initial holders of at least 70% in interest of the Warrants issued pursuant to the Purchase Agreement (based on the number of Warrant Shares initially exercisable thereunder) if at the same time all such Warrants issued to the Purchase Agreement are so amended, modified or terminated in a similar manner.

g.           Entire Agreement.  This Warrant and the Purchase Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned hereby sets his hand and seal on the date set forth above.

ECO2 Plastics, Inc.

By:
Name: Rodney S. Rougelot
Title: Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the Warrant)

To:  ECO2 Plastics, Inc.

The undersigned, hereby irrevocably elects to exercise the purchase rights represented by the Warrant granted to the undersigned on December 17, 2008 and to purchase thereunder __________* shares of Common Stock of ECO2 Plastics, Inc. (the “Company”).

NET ISSUE EXERCISE ELECTION:  If applicable, the undersigned elects to purchase the Warrant Shares by net issue exercise pursuant to Section 9(b) of the Warrant, by initialing in the following space (please initial only if net issue exercise chosen):

Net issue exercise election chosen (INITIAL): ________

Dated: ________________

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

Warrant To Purchase 1,808,608 Shares of Common Stock

Void after April 14, 2015

ECO2 PLASTICS, INC.
(f.k.a., Itec Environmental Group, inc.)

Date of Issuance: December 17, 2008

No.  395

THIS CERTIFIES that, for value received, Trident Capital Fund-VI Principals Fund, LLC or its assigns (in either case, the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from ECO2 Plastics, Inc., a Delaware corporation (the “Company”), at the price per share set forth in Section 9 hereof, that number of shares of the Company’s common stock (the “Common Stock”) set forth in Section 8 hereof.  This Warrant is referred to herein as the “Warrant” and the shares of Common Stock issuable pursuant to the terms hereof are sometimes referred to herein as “Warrant Shares.”

This Warrant is one of a series of warrants issued by the Company pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of December 17, 2008, by and among the Company and the parties named therein (the “Purchase Agreement”).  This Warrant and such other warrants issued by the Company pursuant to the Purchase Agreement are herein collectively referred to as the “Warrants.”  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.

1.           Holder Exercise of Warrant.  This Warrant shall be exercisable in whole or in part.  To exercise this Warrant, the Holder shall deliver to the Company at its principal office, (a) a written notice, in substantially the form of the exercise notice attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) this Warrant and (c) (except in the case of exercise on a net issue basis pursuant to Section 9(b) of this Warrant) the payment to the Company, by check or wire, of an amount equal to the then applicable Exercise Price (as defined below) per share multiplied by the number of Warrant Shares then being purchased. The Company shall as promptly as practicable, and in any event within twenty (20) days after delivery to the Company of (a), (b) and (c) above, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice.  Each certificate representing Warrant Shares shall bear the legend or legends required by applicable securities laws as well as such other legend(s) the Company requires to be included on certificates for its Common Stock.  The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of such stock certificates except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the Exercise Notice.  All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.  Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.  If this Warrant is exercised in part, the Company shall, upon surrender of this Warrant, execute and deliver, within 20 days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Warrant Shares purchasable hereunder.

The Warrant shall expire on April 14, 2015 (the “Expiration Date”).  The Investor may exercise the warrant in whole or in part at any time prior to the Expiration Date.  The Company has no restriction on the sale or transfer of the Warrant or Warrant Shares; however, the Investor is required to comply with all state and U.S. laws and regulations relating to security sales and transfers.  This Warrant shall automatically be exercised in full as of immediately prior to termination of the Warrant on the Expiration Date, on a net issue basis pursuant to Section 9(b), to the extent the Warrant shall not have previously been exercised in full.

2.           Reservation of Shares. The Company hereby covenants that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

3.           Fractional Shares.  This Warrant may be exercised only for a whole number of shares of Common Stock, and no fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant.

4.           Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Warrant Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

5.           Transfer of Warrant and Warrant Shares.  The Holder may sell, pledge, hypothecate, or otherwise transfer this Warrant, in whole, in accordance with and subject to the terms and conditions set forth in this Warrant and then only if such sale, pledge, hypothecation, or transfer is made in compliance with the 1933 Act or pursuant to an available exemption from registration under the 1933 Act relating to the disposition of securities.

6.           Loss of Warrant.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, or destruction of this Warrant, and of indemnification satisfactory to it, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new warrant of like tenor.

7.           Rights of the Holder.  No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as expressly provided herein.  Prior to exercise, no provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

8.           Number of Warrant Shares.  This Warrant shall be exercisable for 1,808,608 shares (as originally determined pursuant to the Purchase Agreement) of the Company’s Common Stock, as adjusted in accordance with this Warrant.

9.           Exercise Price; Adjustment of Warrants.

a.           Determination of Exercise Price.  The per share purchase price (the “Exercise Price”) for each of the Warrant Shares purchasable under this Warrant shall be equal to $0.015, as adjusted in accordance with this Warrant.

b.           Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 1 above, the Holder may elect to receive a number of Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X = Y (A-B)
    -------
        A

Where X	=	the number of Warrant Shares to be issued to the Holder.

Y	=	the number of Warrant Shares purchasable under this Warrant.

A	=	the fair market value of one Warrant Share on the date of determination.

B	=	the per share Exercise Price (as adjusted to the date of such calculation).

Fair Market Value. For purposes of this section, the per share fair market value of the Warrant Shares shall mean:

(i)           If the Company's Common Stock is publicly traded, the per share fair market value of the Warrant Shares shall be the average of the closing prices of the Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid prices of the Common Stock as published in The Wall Street Journal, in each case for the fifteen (15) trading days ending five (5) trading days prior to the date of determination of fair market value;

(ii)           If the Company's Common Stock is not so publicly traded, the per share fair market value of the Warrant Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

c.           Reclassification. In the case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant, or (ii) in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of the Holder of this Warrant, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the fair market value of the Common Stock at the time of the transaction. The provisions of this subparagraph (c) shall similarly apply to successive reclassifications, changes, mergers and transfers.

d.           Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

e.           NO IMPAIRMENT.  THE COMPANY WILL NOT, THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE OR SALE OF SECURITIES OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED HEREUNDER BY THE COMPANY, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL THE PROVISIONS OF THIS SECTION AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE EXERCISE RIGHTS OF THE HOLDER OF THIS WARRANT AGAINST IMPAIRMENT.

f.           Issue Taxes.  The Company shall pay issue taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant, in whole; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such exercise.

g.           Stock Certificates.  In the event of any exercise of the rights represented by this Warrant, certificates for the shares so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

h.           Stock Fully Paid.  All of the shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefore, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

i.           Reservation of Stock Issuable Upon Conversion.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take all appropriate corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

10.           Certain Distributions.  In case the Company shall, at any time, prior to the Expiration Date, declare any distribution of its assets to holders of its Common Stock as a partial liquidation, distribution or by way of return of capital, other than as a dividend payable out of earnings or any surplus legally available for dividends, then the Holder shall be entitled, upon the proper exercise of this Warrant in whole prior to the effecting of such declaration, to receive, in addition to the shares of Common Stock issuable on such exercise, the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined by the Board of Directors of the Company in good faith), which would have been payable to the Holder had it been a holder of record of such shares of Common Stock on the record date for the determination of those holders of Common Stock entitled to such distribution.

11.           Dissolution or Liquidation.  In case the Company shall, at any time prior to the Expiration Date, dissolve, liquidate or wind up its affairs, the Holder shall be entitled, upon the proper exercise of this Warrant in whole and prior to any distribution associated with such dissolution, liquidation, or winding up, to receive on such exercise, in lieu of the shares of Common Stock to which the Holder would have been entitled, the same kind and amount of assets as would have been distributed or paid to the Holder upon any such dissolution, liquidation or winding up, with respect to such shares of Common Stock had the Holder been a holder of record of such share of Common Stock on the record date for the determination of those holders of Common Stock entitled to receive any such dissolution, liquidation, or winding up distribution.

12.           Notice of Adjustments. Whenever the number of Warrant Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 9 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of shares which may be purchased thereafter and the Exercise Price therefor after giving effect to such adjustment.

13.           Registration Rights. The Holder hereof shall be entitled, with respect to the Warrant Shares issued upon exercise hereof, to all of the registration rights set forth in the Company’s Investor Rights Agreement, dated as of June 4, 2008, as amended September 15, 2008 (the “Rights Agreement”), to the same extent and on the same terms and conditions as possessed by the investors thereunder and as if the Warrant Shares were included in the definition of “Registrable Securities” in the Rights Agreement.  The Company shall take such action as may be reasonably necessary to (a) amend the Rights Agreement to effect the foregoing and (b) assure that the granting of such registration rights to the Holder does not violate the provisions of the Rights Agreement or any of the Company’s charter documents or rights of prior grantees of registration rights.

14.           Miscellaneous.

a.           Successors and Assigns.  The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties, except to the extent otherwise provided herein.  Nothing in this Warrant, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

b.          Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflict of laws thereof.

c.          Counterparts; Delivery by Facsimile.  This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of this Warrant may be effected by facsimile.

d.          Titles and Subtitles.  The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

e.          Notices.  Unless otherwise provided, any notice required or permitted hereunder shall be given by personal service upon the party to be notified by certified mail, return receipt requested and: (i) if to the Company, addressed to ECO2 Plastics, Inc., 680 Second Street, Suite 200, San Francisco, California 94107, or at such other address as the Company may designate by notice to each of the Investors in accordance with the provisions of this Section; and (ii) if to the Warrant holder, at the address indicated in the Purchase Agreement, or at such other addresses as such Holder may designate by notice to the Company in accordance with the provisions of this Section.

f.           Amendments and Waivers.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either prospectively or retroactively), only with the written consent of the Company and the Holder; provided, however,   that the terms of this Warrant may also be amended, modified or terminated upon the written consent of the Company and the initial holders of at least 70% in interest of the Warrants issued pursuant to the Purchase Agreement (based on the number of Warrant Shares initially exercisable thereunder) if at the same time all such Warrants issued to the Purchase Agreement are so amended, modified or terminated in a similar manner.

h.          Entire Agreement.  This Warrant and the Purchase Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned hereby sets his hand and seal on the date set forth above.

ECO2 Plastics, Inc.

By:
Name: Rodney S. Rougelot
Title: Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the Warrant)

To:  ECO2 Plastics, Inc.

The undersigned, hereby irrevocably elects to exercise the purchase rights represented by the Warrant granted to the undersigned on December [__], 2008 and to purchase thereunder __________* shares of Common Stock of ECO2 Plastics, Inc. (the “Company”).

NET ISSUE EXERCISE ELECTION:  If applicable, the undersigned elects to purchase the Warrant Shares by net issue exercise pursuant to Section 9(b) of the Warrant, by initialing in the following space (please initial only if net issue exercise chosen):

Net issue exercise election chosen (INITIAL): ________

Dated: ________________________________

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

Warrant To Purchase 46,633,583 Shares of Common Stock

Void after April 14, 2015

ECO2 PLASTICS, INC.
(f.k.a., Itec Environmental Group, inc.)

Date of Issuance: December 17, 2008

No.  396

THIS CERTIFIES that, for value received, Trident Capital Fund-VI, L.P. or its assigns (in either case, the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from ECO2 Plastics, Inc., a Delaware corporation (the “Company”), at the price per share set forth in Section 9 hereof, that number of shares of the Company’s common stock (the “Common Stock”) set forth in Section 8 hereof.  This Warrant is referred to herein as the “Warrant” and the shares of Common Stock issuable pursuant to the terms hereof are sometimes referred to herein as “Warrant Shares.”

This Warrant is one of a series of warrants issued by the Company pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of December 17, 2008, by and among the Company and the parties named therein (the “Purchase Agreement”).  This Warrant and such other warrants issued by the Company pursuant to the Purchase Agreement are herein collectively referred to as the “Warrants.”  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.

1.           Holder Exercise of Warrant.  This Warrant shall be exercisable in whole or in part.  To exercise this Warrant, the Holder shall deliver to the Company at its principal office, (a) a written notice, in substantially the form of the exercise notice attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) this Warrant and (c) (except in the case of exercise on a net issue basis pursuant to Section 9(b) of this Warrant) the payment to the Company, by check or wire, of an amount equal to the then applicable Exercise Price (as defined below) per share multiplied by the number of Warrant Shares then being purchased. The Company shall as promptly as practicable, and in any event within twenty (20) days after delivery to the Company of (a), (b) and (c) above, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice.  Each certificate representing Warrant Shares shall bear the legend or legends required by applicable securities laws as well as such other legend(s) the Company requires to be included on certificates for its Common Stock.  The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of such stock certificates except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the Exercise Notice.  All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.  Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.  If this Warrant is exercised in part, the Company shall, upon surrender of this Warrant, execute and deliver, within 20 days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Warrant Shares purchasable hereunder.

The Warrant shall expire on April 14, 2015 (the “Expiration Date”).  The Investor may exercise the warrant in whole or in part at any time prior to the Expiration Date.  The Company has no restriction on the sale or transfer of the Warrant or Warrant Shares; however, the Investor is required to comply with all state and U.S. laws and regulations relating to security sales and transfers.  This Warrant shall automatically be exercised in full as of immediately prior to termination of the Warrant on the Expiration Date, on a net issue basis pursuant to Section 9(b), to the extent the Warrant shall not have previously been exercised in full.

2.           Reservation of Shares. The Company hereby covenants that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

3.           Fractional Shares.  This Warrant may be exercised only for a whole number of shares of Common Stock, and no fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant.

4.           Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Warrant Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

5.           Transfer of Warrant and Warrant Shares.  The Holder may sell, pledge, hypothecate, or otherwise transfer this Warrant, in whole, in accordance with and subject to the terms and conditions set forth in this Warrant and then only if such sale, pledge, hypothecation, or transfer is made in compliance with the 1933 Act or pursuant to an available exemption from registration under the 1933 Act relating to the disposition of securities.

6.           Loss of Warrant.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, or destruction of this Warrant, and of indemnification satisfactory to it, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new warrant of like tenor.

7.           Rights of the Holder.  No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as expressly provided herein.  Prior to exercise, no provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

8.           Number of Warrant Shares.  This Warrant shall be exercisable for 46,633,583 shares (as originally determined pursuant to the Purchase Agreement) of the Company’s Common Stock, as adjusted in accordance with this Warrant.

9.           Exercise Price; Adjustment of Warrants.

a.           Determination of Exercise Price.  The per share purchase price (the “Exercise Price”) for each of the Warrant Shares purchasable under this Warrant shall be equal to $0.015, as adjusted in accordance with this Warrant.

b.           Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 1 above, the Holder may elect to receive a number of Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X = Y (A-B)
    -------
        A

Where X	=	the number of Warrant Shares to be issued to the Holder.

Y	=	the number of Warrant Shares purchasable under this Warrant.

A	=	the fair market value of one Warrant Share on the date of determination.

B	=	the per share Exercise Price (as adjusted to the date of such calculation).

Fair Market Value. For purposes of this section, the per share fair market value of the Warrant Shares shall mean:

(i)           If the Company's Common Stock is publicly traded, the per share fair market value of the Warrant Shares shall be the average of the closing prices of the Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid prices of the Common Stock as published in The Wall Street Journal, in each case for the fifteen (15) trading days ending five (5) trading days prior to the date of determination of fair market value;

(ii)           If the Company's Common Stock is not so publicly traded, the per share fair market value of the Warrant Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

c.           Reclassification. In the case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant, or (ii) in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of the Holder of this Warrant, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the fair market value of the Common Stock at the time of the transaction. The provisions of this subparagraph (c) shall similarly apply to successive reclassifications, changes, mergers and transfers.

d.           Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

e.           NO IMPAIRMENT.  THE COMPANY WILL NOT, THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE OR SALE OF SECURITIES OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED HEREUNDER BY THE COMPANY, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL THE PROVISIONS OF THIS SECTION AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE EXERCISE RIGHTS OF THE HOLDER OF THIS WARRANT AGAINST IMPAIRMENT.

f.           Issue Taxes.  The Company shall pay issue taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant, in whole; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such exercise.

g.          Stock Certificates.  In the event of any exercise of the rights represented by this Warrant, certificates for the shares so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

h.          Stock Fully Paid.  All of the shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefore, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

i.           Reservation of Stock Issuable Upon Conversion.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take all appropriate corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

10.           Certain Distributions.  In case the Company shall, at any time, prior to the Expiration Date, declare any distribution of its assets to holders of its Common Stock as a partial liquidation, distribution or by way of return of capital, other than as a dividend payable out of earnings or any surplus legally available for dividends, then the Holder shall be entitled, upon the proper exercise of this Warrant in whole prior to the effecting of such declaration, to receive, in addition to the shares of Common Stock issuable on such exercise, the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined by the Board of Directors of the Company in good faith), which would have been payable to the Holder had it been a holder of record of such shares of Common Stock on the record date for the determination of those holders of Common Stock entitled to such distribution.

11.           Dissolution or Liquidation.  In case the Company shall, at any time prior to the Expiration Date, dissolve, liquidate or wind up its affairs, the Holder shall be entitled, upon the proper exercise of this Warrant in whole and prior to any distribution associated with such dissolution, liquidation, or winding up, to receive on such exercise, in lieu of the shares of Common Stock to which the Holder would have been entitled, the same kind and amount of assets as would have been distributed or paid to the Holder upon any such dissolution, liquidation or winding up, with respect to such shares of Common Stock had the Holder been a holder of record of such share of Common Stock on the record date for the determination of those holders of Common Stock entitled to receive any such dissolution, liquidation, or winding up distribution.

12.           Notice of Adjustments. Whenever the number of Warrant Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 9 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of shares which may be purchased thereafter and the Exercise Price therefor after giving effect to such adjustment.

13.           Registration Rights. The Holder hereof shall be entitled, with respect to the Warrant Shares issued upon exercise hereof, to all of the registration rights set forth in the Company’s Investor Rights Agreement, dated as of June 4, 2008, as amended September 15, 2008 (the “Rights Agreement”), to the same extent and on the same terms and conditions as possessed by the investors thereunder and as if the Warrant Shares were included in the definition of “Registrable Securities” in the Rights Agreement.  The Company shall take such action as may be reasonably necessary to (a) amend the Rights Agreement to effect the foregoing and (b) assure that the granting of such registration rights to the Holder does not violate the provisions of the Rights Agreement or any of the Company’s charter documents or rights of prior grantees of registration rights.

14.           Miscellaneous.

a.           Successors and Assigns.  The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties, except to the extent otherwise provided herein.  Nothing in this Warrant, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

b.           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflict of laws thereof.

c.           Counterparts; Delivery by Facsimile.  This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of this Warrant may be effected by facsimile.

d.           Titles and Subtitles.  The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

e.           Notices.  Unless otherwise provided, any notice required or permitted hereunder shall be given by personal service upon the party to be notified by certified mail, return receipt requested and: (i) if to the Company, addressed to ECO2 Plastics, Inc., 680 Second Street, Suite 200, San Francisco, California 94107, or at such other address as the Company may designate by notice to each of the Investors in accordance with the provisions of this Section; and (ii) if to the Warrant holder, at the address indicated in the Purchase Agreement, or at such other addresses as such Holder may designate by notice to the Company in accordance with the provisions of this Section.

f.           Amendments and Waivers.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either prospectively or retroactively), only with the written consent of the Company and the Holder; provided, however,   that the terms of this Warrant may also be amended, modified or terminated upon the written consent of the Company and the initial holders of at least 70% in interest of the Warrants issued pursuant to the Purchase Agreement (based on the number of Warrant Shares initially exercisable thereunder) if at the same time all such Warrants issued to the Purchase Agreement are so amended, modified or terminated in a similar manner.

i.           Entire Agreement.  This Warrant and the Purchase Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned hereby sets his hand and seal on the date set forth above.

ECO2 Plastics, Inc.

By:
Name: Rodney S. Rougelot
Title: Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the Warrant)

To:  ECO2 Plastics, Inc.

The undersigned, hereby irrevocably elects to exercise the purchase rights represented by the Warrant granted to the undersigned on December [__], 2008 and to purchase thereunder __________* shares of Common Stock of ECO2 Plastics, Inc. (the “Company”).

NET ISSUE EXERCISE ELECTION:  If applicable, the undersigned elects to purchase the Warrant Shares by net issue exercise pursuant to Section 9(b) of the Warrant, by initialing in the following space (please initial only if net issue exercise chosen):

Net issue exercise election chosen (INITIAL): ________

Dated: ________________________________

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

Warrant To Purchase 1,677,626 Shares of Common Stock

Void after April 14, 2015

ECO2 PLASTICS, INC.
(f.k.a., Itec Environmental Group, inc.)

Date of Issuance: December 17, 2008

No.  397

THIS CERTIFIES that, for value received, Hutton Living Trust dated 12/10/1996 or its assigns (in either case, the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from ECO2 Plastics, Inc., a Delaware corporation (the “Company”), at the price per share set forth in Section 9 hereof, that number of shares of the Company’s common stock (the “Common Stock”) set forth in Section 8 hereof.  This Warrant is referred to herein as the “Warrant” and the shares of Common Stock issuable pursuant to the terms hereof are sometimes referred to herein as “Warrant Shares.”

This Warrant is one of a series of warrants issued by the Company pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of December 17, 2008, by and among the Company and the parties named therein (the “Purchase Agreement”).  This Warrant and such other warrants issued by the Company pursuant to the Purchase Agreement are herein collectively referred to as the “Warrants.”  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.

1.           Holder Exercise of Warrant.  This Warrant shall be exercisable in whole or in part.  To exercise this Warrant, the Holder shall deliver to the Company at its principal office, (a) a written notice, in substantially the form of the exercise notice attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) this Warrant and (c) (except in the case of exercise on a net issue basis pursuant to Section 9(b) of this Warrant) the payment to the Company, by check or wire, of an amount equal to the then applicable Exercise Price (as defined below) per share multiplied by the number of Warrant Shares then being purchased. The Company shall as promptly as practicable, and in any event within twenty (20) days after delivery to the Company of (a), (b) and (c) above, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice.  Each certificate representing Warrant Shares shall bear the legend or legends required by applicable securities laws as well as such other legend(s) the Company requires to be included on certificates for its Common Stock.  The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of such stock certificates except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the Exercise Notice.  All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.  Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.  If this Warrant is exercised in part, the Company shall, upon surrender of this Warrant, execute and deliver, within 20 days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Warrant Shares purchasable hereunder.

The Warrant shall expire on April 14, 2015 (the “Expiration Date”).  The Investor may exercise the warrant in whole or in part at any time prior to the Expiration Date.  The Company has no restriction on the sale or transfer of the Warrant or Warrant Shares; however, the Investor is required to comply with all state and U.S. laws and regulations relating to security sales and transfers.  This Warrant shall automatically be exercised in full as of immediately prior to termination of the Warrant on the Expiration Date, on a net issue basis pursuant to Section 9(b), to the extent the Warrant shall not have previously been exercised in full.

2.           Reservation of Shares. The Company hereby covenants that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

3.           Fractional Shares.  This Warrant may be exercised only for a whole number of shares of Common Stock, and no fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant.

4.           Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Warrant Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

5.           Transfer of Warrant and Warrant Shares.  The Holder may sell, pledge, hypothecate, or otherwise transfer this Warrant, in whole, in accordance with and subject to the terms and conditions set forth in this Warrant and then only if such sale, pledge, hypothecation, or transfer is made in compliance with the 1933 Act or pursuant to an available exemption from registration under the 1933 Act relating to the disposition of securities.

6.           Loss of Warrant.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, or destruction of this Warrant, and of indemnification satisfactory to it, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new warrant of like tenor.

7.           Rights of the Holder.  No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as expressly provided herein.  Prior to exercise, no provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

8.           Number of Warrant Shares.  This Warrant shall be exercisable for 1,677,626 shares (as originally determined pursuant to the Purchase Agreement) of the Company’s Common Stock, as adjusted in accordance with this Warrant.

9.           Exercise Price; Adjustment of Warrants.

a.           Determination of Exercise Price.  The per share purchase price (the “Exercise Price”) for each of the Warrant Shares purchasable under this Warrant shall be equal to $0.015, as adjusted in accordance with this Warrant.

b.           Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 1 above, the Holder may elect to receive a number of Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X = Y (A-B)
    -------
        A

Where X	=	the number of Warrant Shares to be issued to the Holder.

Y	=	the number of Warrant Shares purchasable under this Warrant.

A	=	the fair market value of one Warrant Share on the date of determination.

B	=	the per share Exercise Price (as adjusted to the date of such calculation).

Fair Market Value. For purposes of this section, the per share fair market value of the Warrant Shares shall mean:

(i)           If the Company's Common Stock is publicly traded, the per share fair market value of the Warrant Shares shall be the average of the closing prices of the Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid prices of the Common Stock as published in The Wall Street Journal, in each case for the fifteen (15) trading days ending five (5) trading days prior to the date of determination of fair market value;

(ii)          If the Company's Common Stock is not so publicly traded, the per share fair market value of the Warrant Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

c.           Reclassification. In the case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant, or (ii) in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of the Holder of this Warrant, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the fair market value of the Common Stock at the time of the transaction. The provisions of this subparagraph (c) shall similarly apply to successive reclassifications, changes, mergers and transfers.

d.           Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

e.           NO IMPAIRMENT.  THE COMPANY WILL NOT, THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE OR SALE OF SECURITIES OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED HEREUNDER BY THE COMPANY, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL THE PROVISIONS OF THIS SECTION AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE EXERCISE RIGHTS OF THE HOLDER OF THIS WARRANT AGAINST IMPAIRMENT.

f.           Issue Taxes.  The Company shall pay issue taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant, in whole; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such exercise.

g.          Stock Certificates.  In the event of any exercise of the rights represented by this Warrant, certificates for the shares so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

h.          Stock Fully Paid.  All of the shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefore, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

i.           Reservation of Stock Issuable Upon Conversion.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take all appropriate corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

10.           Certain Distributions.  In case the Company shall, at any time, prior to the Expiration Date, declare any distribution of its assets to holders of its Common Stock as a partial liquidation, distribution or by way of return of capital, other than as a dividend payable out of earnings or any surplus legally available for dividends, then the Holder shall be entitled, upon the proper exercise of this Warrant in whole prior to the effecting of such declaration, to receive, in addition to the shares of Common Stock issuable on such exercise, the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined by the Board of Directors of the Company in good faith), which would have been payable to the Holder had it been a holder of record of such shares of Common Stock on the record date for the determination of those holders of Common Stock entitled to such distribution.

11.           Dissolution or Liquidation.  In case the Company shall, at any time prior to the Expiration Date, dissolve, liquidate or wind up its affairs, the Holder shall be entitled, upon the proper exercise of this Warrant in whole and prior to any distribution associated with such dissolution, liquidation, or winding up, to receive on such exercise, in lieu of the shares of Common Stock to which the Holder would have been entitled, the same kind and amount of assets as would have been distributed or paid to the Holder upon any such dissolution, liquidation or winding up, with respect to such shares of Common Stock had the Holder been a holder of record of such share of Common Stock on the record date for the determination of those holders of Common Stock entitled to receive any such dissolution, liquidation, or winding up distribution.

12.           Notice of Adjustments. Whenever the number of Warrant Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 9 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of shares which may be purchased thereafter and the Exercise Price therefor after giving effect to such adjustment.

13.           Registration Rights. The Holder hereof shall be entitled, with respect to the Warrant Shares issued upon exercise hereof, to all of the registration rights set forth in the Company’s Investor Rights Agreement, dated as of June 4, 2008, as amended September 15, 2008 (the “Rights Agreement”), to the same extent and on the same terms and conditions as possessed by the investors thereunder and as if the Warrant Shares were included in the definition of “Registrable Securities” in the Rights Agreement.  The Company shall take such action as may be reasonably necessary to (a) amend the Rights Agreement to effect the foregoing and (b) assure that the granting of such registration rights to the Holder does not violate the provisions of the Rights Agreement or any of the Company’s charter documents or rights of prior grantees of registration rights.

14.           Miscellaneous.

a.           Successors and Assigns.  The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties, except to the extent otherwise provided herein.  Nothing in this Warrant, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

b.           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflict of laws thereof.

c.           Counterparts; Delivery by Facsimile.  This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of this Warrant may be effected by facsimile.

d.           Titles and Subtitles.  The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

e.           Notices.  Unless otherwise provided, any notice required or permitted hereunder shall be given by personal service upon the party to be notified by certified mail, return receipt requested and: (i) if to the Company, addressed to ECO2 Plastics, Inc., 680 Second Street, Suite 200, San Francisco, California 94107, or at such other address as the Company may designate by notice to each of the Investors in accordance with the provisions of this Section; and (ii) if to the Warrant holder, at the address indicated in the Purchase Agreement, or at such other addresses as such Holder may designate by notice to the Company in accordance with the provisions of this Section.

f.           Amendments and Waivers.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either prospectively or retroactively), only with the written consent of the Company and the Holder; provided, however,   that the terms of this Warrant may also be amended, modified or terminated upon the written consent of the Company and the initial holders of at least 70% in interest of the Warrants issued pursuant to the Purchase Agreement (based on the number of Warrant Shares initially exercisable thereunder) if at the same time all such Warrants issued to the Purchase Agreement are so amended, modified or terminated in a similar manner.

j.           Entire Agreement.  This Warrant and the Purchase Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned hereby sets his hand and seal on the date set forth above.

ECO2 Plastics, Inc.

By:
Name: Rodney S. Rougelot
Title: Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the Warrant)

To:  ECO2 Plastics, Inc.

The undersigned, hereby irrevocably elects to exercise the purchase rights represented by the Warrant granted to the undersigned on December 17, 2008 and to purchase thereunder __________* shares of Common Stock of ECO2 Plastics, Inc. (the “Company”).

NET ISSUE EXERCISE ELECTION:  If applicable, the undersigned elects to purchase the Warrant Shares by net issue exercise pursuant to Section 9(b) of the Warrant, by initialing in the following space (please initial only if net issue exercise chosen):

Net issue exercise election chosen (INITIAL): ________

Dated: ________________________________

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE 1933 ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER THE PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

Warrant To Purchase ______________ Shares of Common Stock

Void after April 14, 2015

ECO2 PLASTICS, INC.
(f.k.a., Itec Environmental Group, inc.)

Date of Issuance: December ____, 2008

No.  _______

THIS CERTIFIES that, for value received, _______________________ or its assigns (in either case, the “Holder”) is entitled to purchase, subject to the provisions of this Warrant, from ECO2 Plastics, Inc., a Delaware corporation (the “Company”), at the price per share set forth in Section 9 hereof, that number of shares of the Company’s common stock (the “Common Stock”) set forth in Section 8 hereof.  This Warrant is referred to herein as the “Warrant” and the shares of Common Stock issuable pursuant to the terms hereof are sometimes referred to herein as “Warrant Shares.”

This Warrant is one of a series of warrants issued by the Company pursuant to that certain Convertible Note and Warrant Purchase Agreement, dated as of December 17, 2008, by and among the Company and the parties named therein (the “Purchase Agreement”).  This Warrant and such other warrants issued by the Company pursuant to the Purchase Agreement are herein collectively referred to as the “Warrants.”  Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.

1.           Holder Exercise of Warrant.  This Warrant shall be exercisable in whole or in part.  To exercise this Warrant, the Holder shall deliver to the Company at its principal office, (a) a written notice, in substantially the form of the exercise notice attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) this Warrant and (c) (except in the case of exercise on a net issue basis pursuant to Section 9(b) of this Warrant) the payment to the Company, by check or wire, of an amount equal to the then applicable Exercise Price (as defined below) per share multiplied by the number of Warrant Shares then being purchased. The Company shall as promptly as practicable, and in any event within twenty (20) days after delivery to the Company of (a), (b) and (c) above, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice.  Each certificate representing Warrant Shares shall bear the legend or legends required by applicable securities laws as well as such other legend(s) the Company requires to be included on certificates for its Common Stock.  The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of such stock certificates except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the Exercise Notice.  All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.  Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.  If this Warrant is exercised in part, the Company shall, upon surrender of this Warrant, execute and deliver, within 20 days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Warrant Shares purchasable hereunder.

The Warrant shall expire on April 14, 2015 (the “Expiration Date”).  The Investor may exercise the warrant in whole or in part at any time prior to the Expiration Date.  The Company has no restriction on the sale or transfer of the Warrant or Warrant Shares; however, the Investor is required to comply with all state and U.S. laws and regulations relating to security sales and transfers.  This Warrant shall automatically be exercised in full as of immediately prior to termination of the Warrant on the Expiration Date, on a net issue basis pursuant to Section 9(b), to the extent the Warrant shall not have previously been exercised in full.

2.           Reservation of Shares. The Company hereby covenants that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

3.           Fractional Shares.  This Warrant may be exercised only for a whole number of shares of Common Stock, and no fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant.

4.           Representations of the Company. The Company represents that all corporate actions on the part of the Company, its officers, directors and shareholders necessary for the sale and issuance of the Warrant Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Warrant.

5.           Transfer of Warrant and Warrant Shares.  The Holder may sell, pledge, hypothecate, or otherwise transfer this Warrant, in whole, in accordance with and subject to the terms and conditions set forth in this Warrant and then only if such sale, pledge, hypothecation, or transfer is made in compliance with the 1933 Act or pursuant to an available exemption from registration under the 1933 Act relating to the disposition of securities.

6.           Loss of Warrant.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, or destruction of this Warrant, and of indemnification satisfactory to it, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new warrant of like tenor.

7.           Rights of the Holder.  No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as expressly provided herein.  Prior to exercise, no provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Warrant Shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

8.           Number of Warrant Shares.  This Warrant shall be exercisable for ____________________ shares (as originally determined pursuant to the Purchase Agreement) of the Company’s Common Stock, as adjusted in accordance with this Warrant.

9.           Exercise Price; Adjustment of Warrants.

a.           Determination of Exercise Price.  The per share purchase price (the “Exercise Price”) for each of the Warrant Shares purchasable under this Warrant shall be equal to $0.015, as adjusted in accordance with this Warrant.

b.           Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 1 above, the Holder may elect to receive a number of Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Warrant Shares computed using the following formula:

X = Y (A-B)
    -------
        A

Where X	=	the number of Warrant Shares to be issued to the Holder.

Y	=	the number of Warrant Shares purchasable under this Warrant.

A	=	the fair market value of one Warrant Share on the date of determination.

B	=	the per share Exercise Price (as adjusted to the date of such calculation).

Fair Market Value. For purposes of this section, the per share fair market value of the Warrant Shares shall mean:

(i)           If the Company's Common Stock is publicly traded, the per share fair market value of the Warrant Shares shall be the average of the closing prices of the Common Stock as quoted on the Nasdaq National Market or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid prices of the Common Stock as published in The Wall Street Journal, in each case for the fifteen (15) trading days ending five (5) trading days prior to the date of determination of fair market value;

(ii)           If the Company's Common Stock is not so publicly traded, the per share fair market value of the Warrant Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company after taking into consideration factors it deems appropriate, including, without limitation, recent sale and offer prices of the capital stock of the Company in private transactions negotiated at arm's length.

c.           Reclassification. In the case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, (i) the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant, or (ii) in the case of such a merger or sale in which the consideration paid consists all or in part of assets other than securities of the successor or purchasing corporation, at the option of the Holder of this Warrant, the securities of the successor or purchasing corporation having a value at the time of the transaction equivalent to the fair market value of the Common Stock at the time of the transaction. The provisions of this subparagraph (c) shall similarly apply to successive reclassifications, changes, mergers and transfers.

d.           Stock Splits, Dividends and Combinations. In the event that the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend on its outstanding shares of Common Stock the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Common Stock the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

e.           NO IMPAIRMENT.  THE COMPANY WILL NOT, THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE OR SALE OF SECURITIES OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED HEREUNDER BY THE COMPANY, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL THE PROVISIONS OF THIS SECTION AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE EXERCISE RIGHTS OF THE HOLDER OF THIS WARRANT AGAINST IMPAIRMENT.

f.           Issue Taxes.  The Company shall pay issue taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant, in whole; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such exercise.

g.          Stock Certificates.  In the event of any exercise of the rights represented by this Warrant, certificates for the shares so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

h.          Stock Fully Paid.  All of the shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefore, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

i.           Reservation of Stock Issuable Upon Conversion.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take all appropriate corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

10.           Certain Distributions.  In case the Company shall, at any time, prior to the Expiration Date, declare any distribution of its assets to holders of its Common Stock as a partial liquidation, distribution or by way of return of capital, other than as a dividend payable out of earnings or any surplus legally available for dividends, then the Holder shall be entitled, upon the proper exercise of this Warrant in whole prior to the effecting of such declaration, to receive, in addition to the shares of Common Stock issuable on such exercise, the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined by the Board of Directors of the Company in good faith), which would have been payable to the Holder had it been a holder of record of such shares of Common Stock on the record date for the determination of those holders of Common Stock entitled to such distribution.

11.           Dissolution or Liquidation.  In case the Company shall, at any time prior to the Expiration Date, dissolve, liquidate or wind up its affairs, the Holder shall be entitled, upon the proper exercise of this Warrant in whole and prior to any distribution associated with such dissolution, liquidation, or winding up, to receive on such exercise, in lieu of the shares of Common Stock to which the Holder would have been entitled, the same kind and amount of assets as would have been distributed or paid to the Holder upon any such dissolution, liquidation or winding up, with respect to such shares of Common Stock had the Holder been a holder of record of such share of Common Stock on the record date for the determination of those holders of Common Stock entitled to receive any such dissolution, liquidation, or winding up distribution.

12.           Notice of Adjustments. Whenever the number of Warrant Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 9 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of shares which may be purchased thereafter and the Exercise Price therefor after giving effect to such adjustment.

13.           Registration Rights. The Holder hereof shall be entitled, with respect to the Warrant Shares issued upon exercise hereof, to all of the registration rights set forth in the Company’s Investor Rights Agreement, dated as of June 4, 2008, as amended September 15, 2008 (the “Rights Agreement”), to the same extent and on the same terms and conditions as possessed by the investors thereunder and as if the Warrant Shares were included in the definition of “Registrable Securities” in the Rights Agreement.  The Company shall take such action as may be reasonably necessary to (a) amend the Rights Agreement to effect the foregoing and (b) assure that the granting of such registration rights to the Holder does not violate the provisions of the Rights Agreement or any of the Company’s charter documents or rights of prior grantees of registration rights.

14.           Miscellaneous.

a.           Successors and Assigns.  The terms and conditions of this Warrant shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties, except to the extent otherwise provided herein.  Nothing in this Warrant, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

b.           Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of California without regard to the principles of conflict of laws thereof.

c.           Counterparts; Delivery by Facsimile.  This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of this Warrant may be effected by facsimile.

d.           Titles and Subtitles.  The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.

e.           Notices.  Unless otherwise provided, any notice required or permitted hereunder shall be given by personal service upon the party to be notified by certified mail, return receipt requested and: (i) if to the Company, addressed to ECO2 Plastics, Inc., 680 Second Street, Suite 200, San Francisco, California 94107, or at such other address as the Company may designate by notice to each of the Investors in accordance with the provisions of this Section; and (ii) if to the Warrant holder, at the address indicated in the Purchase Agreement, or at such other addresses as such Holder may designate by notice to the Company in accordance with the provisions of this Section.

f.           Amendments and Waivers.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either prospectively or retroactively), only with the written consent of the Company and the Holder; provided, however,   that the terms of this Warrant may also be amended, modified or terminated upon the written consent of the Company and the initial holders of at least 70% in interest of the Warrants issued pursuant to the Purchase Agreement (based on the number of Warrant Shares initially exercisable thereunder) if at the same time all such Warrants issued to the Purchase Agreement are so amended, modified or terminated in a similar manner.

k.           Entire Agreement.  This Warrant and the Purchase Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned hereby sets his hand and seal on the date set forth above.

ECO2 Plastics, Inc.

By:
Name: Rodney S. Rougelot
Title: Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

(To be signed only upon exercise of the Warrant)

To:  ECO2 Plastics, Inc.

The undersigned, hereby irrevocably elects to exercise the purchase rights represented by the Warrant granted to the undersigned on December [__], 2008 and to purchase thereunder __________* shares of Common Stock of ECO2 Plastics, Inc. (the “Company”).

NET ISSUE EXERCISE ELECTION:  If applicable, the undersigned elects to purchase the Warrant Shares by net issue exercise pursuant to Section 9(b) of the Warrant, by initialing in the following space (please initial only if net issue exercise chosen):

Net issue exercise election chosen (INITIAL): ________

Dated: ________________________________

Exhibit C

Form of Certificate of Designations setting forth the Rights, Preferences and Privileges of
Series C Convertible Preferred Stock
of
ECO2 Plastics, Inc.

[Incorporated by Reference with the Form 8-K filed by the Company on 09/19/08]

Exhibit D

Form of Legal Opinion

(To be Delivered to Purchasers at the Closing)

1.           The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with corporate power to own its properties and to conduct its business.  The Company is qualified to do business and is in good standing in the State of California.

2.           The Company has the corporate power to execute, deliver and perform each of the Agreement, the Notes, the Warrants, the Security Agreements and the Subordination Agreement (collectively, the “Transaction Documents”).  Each of the Transaction Documents has been duly authorized by all requisite corporate action of the Company and has been duly executed and delivered by the Company.  Each of the Transaction Documents constitutes the legally valid and binding obligation of the Company, enforceable in accordance with its terms (subject to bankruptcy, equitable principles and other customary exceptions).

(a)           As of the date hereof, in accordance with its certificate of incorporation on file with the Secretary of State of Delaware, the authorized capital stock of the Company consists of 1,500,000,000 shares of Common Stock and 700,000,000 shares of Preferred Stock, of which 152,843,414 shares are Series A Stock, 336,240,039 shares are Series B-1 Stock and 10,916,547 shares are Series B-2 Stock.

(b)           The shares of the Company’s Series C Convertible Preferred Stock (and the shares of the Company’s Common Stock issuable upon conversion thereof (the “Series C Conversion Shares”)) initially issuable upon conversion of the Notes shall be duly authorized and reserved for issuance and, upon issuance and delivery upon conversion of the Notes in accordance with the terms of the Notes and the Agreement, shall be validly issued, fully paid and nonassessable and issued free of preemptive rights or similar contractual rights against the Company.

(c)           The shares of the Company’s Common Stock initially issuable upon exercise of the Warrants have been duly authorized and reserved for issuance and, upon issuance, delivery and payment therefor in accordance with the Warrants (the “Warrant Conversion Shares,” and together with the Series C Conversion Shares, the “Conversion Shares”), will be validly issued, fully paid and nonassessable and issued free of preemptive rights or similar contractual rights against the Company.

3.           The execution and delivery of each of the Transaction Documents, the issuance and sale of the Notes and the Warrants by the Company to the Purchasers pursuant to the Agreement and the performance of the Company’s obligations under the Transaction Documents will not:  (a) violate the Company’s certificate of incorporation or bylaws; (b) violate any federal or California statute, rule or regulation applicable to the Company, or the Delaware General Corporation Law (“the DGCL”); (c) require any consents, approvals, or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with, any governmental authority under any federal or California statute, rule or regulation applicable to the Company or the DGCL; or (d) result in the breach of or a default under any of the Company’s material agreements (which agreements shall include, without limitation, all instruments, documents and agreements filed as exhibits to the Company’s most recently filed Form 10-K, as well as any subsequently filed Exchange Act reports).

4.           No consent, approval, order or authorization of, and no notice to or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the issuance and sale of the Notes and the Warrants pursuant to the Transaction Documents, except such as have been obtained or made and such as may be required under applicable securities laws.

5.           On the assumption that the representations of the Company and the Purchasers in the Agreement are correct and complete, (a) the offer and sale of the Notes and the Warrants pursuant to the terms of the Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, (b) the issuance of the Company’s Series C Convertible Preferred Stock, when designated, upon conversion of the Notes would also be exempt from such registration, and (c) the issuance of the Conversion Shares would also be exempt from such registration.

6.           To such counsel’s knowledge, there is no action, suit, proceeding or governmental investigation pending, or threatened in writing, against the Company with respect to the transactions contemplated by the Transaction Documents or which questions the right of the Company to enter into the Transaction Documents.

7.           The Series C Certificate of Designations will be duly filed in the State of Delaware and, when filed, will be in full force and effect.

8.           The rights, preferences, privileges, designations powers and limitations of the Series C Convertible Preferred Stock included in the Series C Certificate of Designations, when filed with the State of Delaware, and the Company’s certificate of incorporation are permitted by, and will be made in accordance with, the DGCL.

9.           The Company is not, and immediately after giving effect to the issuance and sale of the Notes and the Warrants in accordance with Agreement, will not be, required to register as an “investment company” or a company “controlled by” an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Exhibit E-1

Amended and Restated Security Agreement

ECO2 PLASTICS, INC.

AMENDED AND RESTATED SECURITY AGREEMENT

December 17, 2008

This Amended and Restated Security Agreement is dated as of December 17, 2008 (the “Effective Date”), by and between ECO2 Plastics Inc., a Delaware corporation (the “Company”) and Peninsula Packaging, LLC, a California limited liability company (“Peninsula”).

WHEREAS, the Company borrowed from J. Charles Buff (“Buff”) six hundred thousand dollars ($600,000) together with interest thereon pursuant to a certain Promissory Note dated as of November 21, 2008 (the “Original Note”); and

WHEREAS, on the date hereof, Buff assigned all of his right, title and interest in, under and to the Original Note and certain documents related thereto to Peninsula; and

WHEREAS, on the date hereof, the Company intends to borrow an additional nine hundred thousand dollars ($900,000) from Peninsula; and

WHEREAS, in connection with such additional loan, and as contemplated by the Purchase Agreement (defined below), the Company and Peninsula intend to amend and restate the Original Note (as so amended, the “Note”) in order to evidence the entire approximately one million five hundred thousand ($1,500,000) loan which shall be owed to Peninsula; and

WHEREAS, the Company has agreed to execute and deliver this Amended and Restated Security Agreement to Peninsula.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms.  The following terms shall have the following meanings, unless the context otherwise requires:

“Code” shall mean the Uniform Commercial Code as in effect in the State of California on the Effective Date.

“Encumbrance” shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor’s interest under a financing lease or any analogous arrangements in any of properties or assets of the Company, intended as, or having the effect of, security.

“Event of Default” shall have the meaning assigned in the Note.

“Financing Documents” shall mean the Note, the Purchase Agreement, the Subordination Agreement, and all other documents, instruments or agreements relating to the financing transactions contemplated by such documents.

“Obligations” shall mean the obligations of the Company to Peninsula under the Note, this Security Agreement and the other Financing Documents, including all costs of collection.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity, whether public or private.

“Purchase Agreement” shall mean the Convertible Note and Warrant Purchase Agreement dated as of the date hereof to which the Company and Peninsula are a party.

“Security Agreement” means this Amended and Restated Security Agreement, as amended, supplemented, restated or otherwise modified from time to time.

“Senior Debt” shall mean all indebtedness for all principal, fees, expenses, interest, penalties, post bankruptcy petition interest, and all other amounts payable for money borrowed in connection with the $2,000,000 loan from the California Integrated Waste Management Board.

“Subordination Agreement” shall mean that certain Amended and Restated Subordination and Intercreditor Agreement dated as of the date hereof to which Peninsula is a party.

2.           Grant of Security Interest.  As collateral security for the prompt and complete payment and performance when due of all the Obligations, the Company grants to Peninsula a security interest in all of the Company's right, title and interest in, to and under the following, whether now existing or hereafter acquired (all of which collateral being hereinafter collectively called the “Collateral”); provided, however, that the security interest hereunder shall be subordinate to any perfected security interest granted by the Company in connection with the Senior Debt.  Peninsula is entitled to a security interest in the following:

ACCOUNTS
All present and future accounts owned by the Company, including accounts receivable, including and together with any and all contract rights, security deposits (where not otherwise prohibited by law or agreement), together with agreements, customer lists, client lists, and accounts, invoices, agings, verification reports and other records relating in any way to such accounts;

CONTRACTS
All contracts, contract rights, royalties, license rights, leases, instruments, undertakings, documents or other agreements in or under which the Company may now or hereafter have any right, title or interest whether now existing or hereinafter created and all forms of obligations owing to the Company arising out of the sale or lease of goods, the licensing of technology or the rendering of services by the Company, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefore, as well as all merchandise returned to or reclaimed by the Company;

EQUIPMENT, FURNISHINGS AND MISCELLANEOUS PERSONAL PROPERTY
All presently owned and hereafter acquired furniture, furnishings, equipment, machinery, inventory, vehicles (including motor vehicles and trailers) computer hardware and software, accounting or bookkeeping systems, client or customer lists and information, data sheets and other records of any kind, wherever located, stored or inventoried, which are used or which may be used in the Company’s business;

FIXTURES
All materials used by the Company in connection with its business operations, including, but not limited to, supplies, trade equipment, appliances, apparatus and any other items, now owned or hereafter acquired by the Company, and now or hereafter attached to, or installed in (temporarily or permanently) any real property now or in the future owned or leased by the Company;

GENERAL INTANGIBLES
All general intangibles and other personal property of the Company, now owned or hereinafter acquired, including, without limitation, the following:  (a) permits, authorizations and approvals presently and hereafter issued by any federal, state, municipal or local governmental or regulatory authority in favor of the Company; (b) all plans, specifications, renderings and other similar materials presently owned or hereafter acquired by the Company; (c) all presently existing and hereafter created contracts, leases, licenses and agreements to which the Company is a party; (d) all presently and hereafter existing policies and agreements of insurance in favor of the Company; (e) all presently and hereafter existing equity contribution agreements and other equity financing arrangements in favor of the Company; (f) all copyrights, chattel paper, electronic chattel paper, licenses, money, insurance proceeds, contract rights, subscription lists, mailing lists, licensing agreements, patents, trademarks, service marks, trade styles, patents, patent applications, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kinds, trade names, refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of the Company with any governmental agencies, boards, corporations, providers of utility services, public or private; (g) all presently existing and hereafter acquired computer programs, computer software and other electronic systems and materials of any kind of the Company; (h) goodwill; and (i) all other presently existing and hereafter acquired documents, accounts, general intangibles and intangible personal property of any kind;

DOCUMENTS
All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments, chattel paper, and electronic chattel paper now owned or hereafter acquired and the Company’s books relating to the foregoing;

INTELLECTUAL PROPERTY
All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all rights in and to issued patents and patents pending; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all trade marks and trade names and associated goodwill; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

PROCEEDS
All of the Company’s books and records relating to the foregoing and any and all present and future accounts, general intangibles, chattel paper, electronic chattel paper, products, accessions, replacements, betterments and substitutions for any of the foregoing described property, and all proceeds arising from or by virtue of, or from the sale or disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against any other Person with respect to, all or any part of the foregoing described property and interests.

3.           Rights of Peninsula; Limitations on Peninsula’s Obligations.  It is expressly agreed by the Company that, anything herein to the contrary notwithstanding, the Company shall remain liable under each of its contracts and documents to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of its contracts and documents.  Peninsula shall have no obligation or liability under any of the Company’s contracts and documents by reason of or arising out of this Security Agreement or the granting to Peninsula of a security interest therein or the receipt by Peninsula of any payment relating to any of the Company’s contracts and documents pursuant hereto, nor shall Peninsula be required or obligated in any manner to perform or fulfill any of the obligations of the Company under or pursuant to any of its contracts and documents, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any of its contracts and documents, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.           Representations and Warranties.  The Company hereby represents and warrants that the chief executive office and chief place of business of the Company is 680 Second Street, Suite 200, San Francisco, CA 94107, and the Company will not change such chief executive office and chief place of business or remove such records unless the Company shall have given Peninsula at least 10 days prior written notice thereof.  The Company hereby represents and warrants that the execution, delivery and performance of this Agreement shall not conflict with, constitute a breach or default under, or result in the termination of, any agreement executed by the Company in connection with the Senior Debt.

7.           Covenants.  The Company covenants and agrees with Peninsula that from and after the date of this Security Agreement and until the Obligations are fully satisfied:

a.           Further Documentation.  At any time and from time to time, upon the written request of Peninsula, and at the sole expense of the Company, the Company will promptly and duly execute and deliver any and all such further documents and take such further action as Peninsula may reasonably request in carrying out the terms and conditions of this Security Agreement and the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests granted hereby.  The Company also hereby authorizes Peninsula to file a financing statement under the Uniform Commercial Code in any jurisdiction with respect to the security interests granted hereby.

b.           Continuous Perfection.  The Company will not change its name, identity or corporate structure in any manner unless the Company shall have given Peninsula at least 10 days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Peninsula to amend any financing statement or continuation statement filed with respect to the Collateral so that it is not misleading.

c.           Insurance.  The Company will insure the Collateral against such risks and hazards as other companies similarly situated insure against, in amounts and under policies which it currently holds and under such additional or substituted amounts or policies as it may from time to time determine, which shall be reasonably acceptable to Peninsula (providing that no cancellation of such insurance shall be effective without 30 days written notice to Peninsula and containing loss payable clauses to Peninsula as its interest may appear) and all premiums thereon shall be paid by the Company.

d.           Limitation on Encumbrances on Collateral. The Company will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Encumbrance or claim on or to the Collateral, other than the Encumbrances created hereby or otherwise permitted pursuant to the Purchase Agreement, and will defend the right, title and interest of Peninsula in and to any of the Collateral against other claims and demands of all Persons whomsoever.

e.           Limitations on Dispositions of Collateral. The Company will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for (x) sales of inventory in the ordinary course of its business and (y) so long as no Event of Default has occurred, the disposition in the ordinary course of business of property not material to the conduct of its business.

8.           Remedies, Event of Default. If any dissolution, liquidation, winding up of the affairs of the Company or other Event of Default shall occur and be continuing and subject to (a) the subordination provisions of the preceding Section 2 and (b) the terms of the Subordination Agreement, Peninsula may exercise in addition to all other rights and remedies granted in this Security Agreement or in any other instrument or agreement securing, evidencing or relating to the Obligations or at law or in equity, all rights and remedies of Peninsula under the Code.  Peninsula shall be deemed not to have knowledge of any Event of Default unless and until notice thereof is given to Peninsula by the Company.  Without limiting the generality of the foregoing, the Company expressly agrees that in any such event, Peninsula, without demand of performance or other demand (except the notice specified below of time and place of public or private sale) to or upon the Company or any other Person may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange broker's board or at any of Peninsula’s offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  Peninsula shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Company hereby releases.  The Company further agrees, at Peninsula’s request, to assemble the Collateral, make it available to Peninsula at places which Peninsula shall reasonably select, whether at the Company's premises or elsewhere.  Peninsula shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safe keeping or otherwise of any or all of the Collateral or in any way relating to the rights of Peninsula hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, the Company remaining liable for any deficiency remaining unpaid after the application, and only after so paying over such net proceeds and after the payment by Peninsula of any other amount required by any provision of law.  To the extent permitted by applicable law, the Company waives all claims, damages, and demands against Peninsula arising out of the repossession, retention or sale of the Collateral.  The Company agrees that Peninsula need not give more than 10 days notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.  The Company shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Peninsula is entitled.

The Company hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Security Agreement or any collateral.

9.           Application of Proceeds.  Subject to the subordination provisions contained in the preceding Section 2, and subject to the terms of the Subordination Agreement, the proceeds of all sales and collections in respect of any Collateral shall be applied as follows:

First, to the payment of the costs and expenses of such sales and collections, the expenses of Peninsula and the reasonable fees and expenses of counsel to Peninsula;

Second, any surplus then remaining to the payment of the Obligations in such order and manner as Peninsula may in its sole discretion determine; and

Third, any surplus then remaining shall be paid to the Company.

10.           Limitation on Peninsula’s Duty in Respect of Collateral.  Beyond the use of reasonable care in the custody thereof, Peninsula shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior secured parties or any other rights pertaining thereto.

11.           Notices.  Any notice, request or other communication required or permitted hereunder shall be in writing and shall be delivered personally or by facsimile (receipt confirmed electronically) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to the Company, to:

ECO2 Plastics, Inc.
680 Second Street, Suite 200
San Francisco, CA 94107
Attn:     Rodney S. Rougelot
Fax:       (415) 829-6001

with a copy to:

The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, WA 98101
Attn:     David M. Otto
Fax:       (206) 262-9513

if to Peninsula, to:

Peninsula Packaging, LLC c/o
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Attn:  Todd C. Vanett, Esquire
Fax:  (215) 564-8120

All such notices and communications shall be deemed to have been duly given:  (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section prior to 5:00 pm in the time zone of the recipient on a business day, with confirmation of successful transmission or (v) the business day following the date of transmission if sent via facsimile to the facsimile number as set forth in this Section after 5:00 p.m. in the time zone of the recipient or on a date that is not a business day.  Change of a party’s address, facsimile number or specified recipient may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

12.           Severability.  Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.           No Waiver; Cumulative Remedies.  Peninsula shall not, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Peninsula, and then only to the extent therein set forth.  A waiver by Peninsula shall not be construed as a bar to any right or remedy which Peninsula would otherwise have had on any future occasion.  No failure to exercise nor any delay by Peninsula in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise or any other right, power or privilege.  The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

14.           Successors and Assigns.  This Security Agreement and all obligations of the Company hereunder shall be binding upon the successors and permitted assigns of the Company, and shall, together with the rights and remedies of Peninsula hereunder, inure to the benefit of Peninsula and its successors and permitted assigns; provided that the Company may not assign any of its rights or obligations hereunder without the prior written consent of Peninsula.

15.           Amendment.  None of the terms or provisions of this Security Agreement may be altered, modified or amended except by an instrument in writing, duly executed by the Company and the holders of at least 70% of the aggregate principal amount of promissory notes then outstanding under the Purchase Agreement.  This Agreement amends and restates the Security Agreement by and between Buff and the Company dated as of November 21, 2008, as assigned by Buff to Peninsula on the date hereof, but nothing herein shall discharge the obligations of, nor constitute a novation with respect to, the indebtedness of the Company to Buff pursuant to the Original Note, which such document was assigned by Buff to Peninsula on the date hereof.

16.           Governing Law.  This Security Agreement shall be governed by and construed in accordance with the domestic laws of the State of California without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

17.           Counterparts. This Security Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

18           Facsimile.  This Security Agreement may be executed using facsimiles of signatures, and a facsimile of a signature shall be deemed to be the same, and equally enforceable, as an original of such signature.

19.           Termination.  At such time all Obligations have been fully satisfied, the security interest created hereby shall automatically terminate.  Peninsula shall take all such actions as may be requested by the Company to evidence such termination and to release the liens created hereby, at the Company's expense.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement to be duly executed and delivered as of the Effective Date.

ECO2 PLASTICS, INC.

By:
Rodney S. Rougelot
Chief Executive Officer

PENINSULA PACKAGING, LLC

By:
Alex Millar
Managing Director

Exhibit E-2

Amended and Restated Security Agreement

ECO2 PLASTICS, INC.

AMENDED AND RESTATED SECURITY AGREEMENT

December 17, 2008

This Amended and Restated Security Agreement is dated as of December 17, 2008 (the “Effective Date”), by and between ECO2 Plastics Inc., a Delaware corporation (the “Company”), Trident Capital Fund-VI, L.P. and Trident Capital Fund-VI Principals, L.P. (collectively, “Trident”), Hutton Living Trust dated 12/10/1996 (”Hutton”) and the other Investors listed on Schedule A attached hereto (collectively with Trident and Hutton, the “Investors”) and Trident Capital, Inc. as collateral agent for the Investors (in such capacity as collateral agent, the “Collateral Agent”).

WHEREAS, the Company (i) borrowed from Trident the aggregate principal amount of five hundred fifty thousand dollars ($550,000) and (ii) borrowed from Hutton the principal amount of fifty thousand dollars ($50,000), pursuant to certain Promissory Notes dated as of November 17, 2008 and November 21, 2008 (collectively, the “Original Notes”); and

WHEREAS, on the date hereof, the Company is borrowing from Trident an additional nine hundred thousand dollars ($900,000); and

WHEREAS, on the date hereof the Company is borrowing from Investors other than Trident the additional amounts indicated on Schedule A hereto; and

WHEREAS, in connection with such additional loans from Trident and the other Investors, and as contemplated by the Purchase Agreement (defined below), the Company and Trident intend to amend and restate Trident’s Original Notes in order to evidence the entire amount of the respective loans from Trident on November 17, 2008 and November 21, 2008 (including principal and interest accrued from the dates of Trident’s Original Notes) plus the amount of loans from Trident on December 17, 2008 (such new notes evidencing Trident’s loans on November 17, 2008 and November 21, 2008 as well as Trident’s additional loans on the date hereof being referred to as the “New Trident Notes”); and

WHEREAS, the Company has agreed to execute and deliver this Amended and Restated Security Agreement to the Investors and the Collateral Agent.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.           Defined Terms.  The following terms shall have the following meanings, unless the context otherwise requires:

“Code” shall mean the Uniform Commercial Code as in effect in the State of California on the Effective Date.

“Encumbrance” shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor’s interest under a financing lease or any analogous arrangements in any of properties or assets of the Company, intended as, or having the effect of, security.

“Event of Default” shall have the meaning assigned in the Notes.

“Financing Documents” shall mean the Notes, the Purchase Agreement, the Subordination Agreement, this Security Agreement and all other documents, instruments or agreements relating to the financing transactions contemplated by such documents.

“Notes” shall mean (i) the New Trident Notes, (ii) the Hutton Original Note, and (iii) the notes issued to the Investors other than Trident under the Purchase Agreement.

“Obligations” shall mean the obligations of the Company to the Investors under the Notes, this Security Agreement and the other Financing Documents, including all costs of collection.

“Person” shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other entity, whether public or private.

“Purchase Agreement” shall mean the Convertible Note and Warrant Purchase Agreement dated as of the date hereof to which the Company and certain Investors are parties.

“Security Agreement” means this Amended and Restated Security Agreement, as amended, supplemented, restated or otherwise modified from time to time.

“Senior Debt” shall mean all indebtedness for all principal, fees, expenses, interest, penalties, post bankruptcy petition interest, and all other amounts payable for money borrowed in connection with the $2,000,000 loan from the California Integrated Waste Management Board.

“Subordination Agreement” shall mean that certain Amended and Restated Subordination and Intercreditor Agreement dated as of the date hereof to which the Investors are party.

2.           Grant of Security Interest.  As collateral security for the prompt and complete payment and performance when due of all the Obligations, the Company grants to the Collateral Agent as collateral agent on behalf of the Investors a security interest in all of the Company's right, title and interest in, to and under the following, whether now existing or hereafter acquired (all of which collateral being hereinafter collectively called the “Collateral”); provided, however, that the security interest hereunder shall be subordinate to any perfected security interest granted by the Company in connection with the Senior Debt.  Collateral Agent is entitled to a security interest in the following:

ACCOUNTS
All present and future accounts owned by the Company, including accounts receivable, including and together with any and all contract rights, security deposits (where not otherwise prohibited by law or agreement), together with agreements, customer lists, client lists, and accounts, invoices, agings, verification reports and other records relating in any way to such accounts;

CONTRACTS
All contracts, contract rights, royalties, license rights, leases, instruments, undertakings, documents or other agreements in or under which the Company may now or hereafter have any right, title or interest whether now existing or hereinafter created and all forms of obligations owing to the Company arising out of the sale or lease of goods, the licensing of technology or the rendering of services by the Company, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefore, as well as all merchandise returned to or reclaimed by the Company;

EQUIPMENT, FURNISHINGS AND MISCELLANEOUS PERSONAL PROPERTY
All presently owned and hereafter acquired furniture, furnishings, equipment, machinery, inventory, vehicles (including motor vehicles and trailers) computer hardware and software, accounting or bookkeeping systems, client or customer lists and information, data sheets and other records of any kind, wherever located, stored or inventoried, which are used or which may be used in the Company’s business;

FIXTURES
All materials used by the Company in connection with its business operations, including, but not limited to, supplies, trade equipment, appliances, apparatus and any other items, now owned or hereafter acquired by the Company, and now or hereafter attached to, or installed in (temporarily or permanently) any real property now or in the future owned or leased by the Company;

GENERAL INTANGIBLES
All general intangibles and other personal property of the Company, now owned or hereinafter acquired, including, without limitation, the following:  (a) permits, authorizations and approvals presently and hereafter issued by any federal, state, municipal or local governmental or regulatory authority in favor of the Company; (b) all plans, specifications, renderings and other similar materials presently owned or hereafter acquired by the Company; (c) all presently existing and hereafter created contracts, leases, licenses and agreements to which the Company is a party; (d) all presently and hereafter existing policies and agreements of insurance in favor of the Company; (e) all presently and hereafter existing equity contribution agreements and other equity financing arrangements in favor of the Company; (f) all copyrights, chattel paper, electronic chattel paper, licenses, money, insurance proceeds, contract rights, subscription lists, mailing lists, licensing agreements, patents, trademarks, service marks, trade styles, patents, patent applications, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kinds, trade names, refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of the Company with any governmental agencies, boards, corporations, providers of utility services, public or private; (g) all presently existing and hereafter acquired computer programs, computer software and other electronic systems and materials of any kind of the Company; (h) goodwill; and (i) all other presently existing and hereafter acquired documents, accounts, general intangibles and intangible personal property of any kind;

DOCUMENTS
All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments, chattel paper, and electronic chattel paper now owned or hereafter acquired and the Company’s books relating to the foregoing;

INTELLECTUAL PROPERTY
All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all rights in and to issued patents and patents pending; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all trade marks and trade names and associated goodwill; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

PROCEEDS
All of the Company’s books and records relating to the foregoing and any and all present and future accounts, general intangibles, chattel paper, electronic chattel paper, products, accessions, replacements, betterments and substitutions for any of the foregoing described property, and all proceeds arising from or by virtue of, or from the sale or disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against any other Person with respect to, all or any part of the foregoing described property and interests.

3.           Pro Rata Distributions Among Investors.  It is expressly agreed by each Investor that all payments received by the Company under or in connection with the sale or liquidation of the Collateral, subject to any Senior Debt, shall be divided pari passu among all holders of promissory notes issued under the Purchase Agreement, consistent with the terms of the Subordination Agreement. Each Investor further agrees that if any Investor shall obtain payment in respect of any principal of or interest on any of its Notes resulting in such Investor’s receiving payment greater than the pro rata share contemplated by the Subordination Agreement, then the Investor receiving such greater proportion shall (i) notify the Collateral Agent of such fact and (ii) hold the amount exceeding its pro rata share and promptly pay such amount to the Collateral Agent, or make such other adjustments as shall be equitable in order to effectuate the terms of the Subordination Agreement.

4.           Collateral Agent.

a.           Appointment and Authority. Trident Capital, Inc. is hereby appointed Collateral Agent hereunder, and each Investor hereby authorizes Collateral Agent to act as its agent in accordance with the terms hereof.  Each Investor authorizes Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to Collateral Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

b.           Exculpatory Provisions.  Collateral Agent shall not have any duties or obligations except those expressly set forth herein.  Without limiting the generality of the foregoing, Collateral Agent:

i.	shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing,

ii.
shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that Collateral Agent is required to exercise as directed in writing (as shall be expressly provided for herein); provided that Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Collateral Agent to liability or that is contrary to this Security Agreement, any Financing Document or applicable law,

iii.
shall not, except as expressly set forth herein, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its affiliates that is communicated to or obtained by Collateral Agent or any of its affiliates in any capacity,

iv.	shall not be liable for any action taken or not taken by it with the consent or at the request of the holders of at least 60% of the aggregate principal amount of Notes then outstanding,

v.
shall not be liable for any action taken or not taken by it in accordance with the advice of any legal counsel (who may be counsel for the Company), independent accountants and other experts selected by it,

vi.	shall not be liable for any action taken or not taken by it in accordance with an order from a court of competent jurisdiction,

vii.
shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Security Agreement or any Financing Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Event of Default, or (iv) the validity, enforceability, effectiveness or genuineness of this Security Agreement, any Financing Document or any other agreement, instrument or document, and

viii.
shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.

c.           Replacement of Collateral Agent.  With the consent or at the request of the holders of at least 60% of the aggregate principal amount of Notes then outstanding, Collateral Agent shall be replaced with a successor to be appointed by such holders.  Upon the acceptance of a successor’s appointment as Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the Financing Documents.

5.           Rights of Investors; Limitations on Investor’s Obligations.  It is expressly agreed by the Company that, anything herein to the contrary notwithstanding, the Company shall remain liable under each of its contracts and documents to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of its contracts and documents.  Collateral Agent and Investors shall have no obligation or liability under any of the Company’s contracts and documents by reason of or arising out of this Security Agreement or the granting to the Collateral Agent on behalf of the Investors of a security interest therein or the receipt by Collateral Agent or any Investor of any payment relating to any of the Company’s contracts and documents pursuant hereto, nor shall Collateral Agent or any Investor be required or obligated in any manner to perform or fulfill any of the obligations of the Company under or pursuant to any of its contracts and documents, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any of its contracts and documents, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.           Representations and Warranties.  The Company hereby represents and warrants that the chief executive office and chief place of business of the Company is 680 Second Street, Suite 200, San Francisco, CA 94107, and the Company will not change such chief executive office and chief place of business or remove such records unless the Company shall have given Investor at least 10 days prior written notice thereof.  The Company hereby represents and warrants that the execution, delivery and performance of this Agreement shall not conflict with, constitute a breach or default under, or result in the termination of, any agreement executed by the Company in connection with the Senior Debt.

7.           Covenants.  The Company covenants and agrees with Investors and Collateral Agent that from and after the date of this Security Agreement and until the Obligations are fully satisfied:

a.           Further Documentation.  At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Company, the Company will promptly and duly execute and deliver any and all such further documents and take such further action as Collateral Agent may reasonably request in carrying out the terms and conditions of this Security Agreement and the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests granted hereby.  The Company also hereby authorizes Collateral Agent to file a financing statement under the Uniform Commercial Code in any jurisdiction with respect to the security interests granted hereby.

b.           Continuous Perfection.  The Company will not change its name, identity or corporate structure in any manner unless the Company shall have given Collateral Agent at least 10 days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Collateral Agent to amend any financing statement or continuation statement filed with respect to the Collateral so that it is not misleading.

c.           Insurance.  The Company will insure the Collateral against such risks and hazards as other companies similarly situated insure against, in amounts and under policies which it currently holds and under such additional or substituted amounts or policies as it may from time to time determine, which shall be reasonably acceptable to the Collateral Agent (providing that no cancellation of such insurance shall be effective without 30 days written notice to Collateral Agent containing loss payable clauses to Collateral Agent as its interests may appear) and all premiums thereon shall be paid by the Company.

d.           Limitation on Encumbrances on Collateral. The Company will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Encumbrance or claim on or to the Collateral, other than the Encumbrances created hereby or otherwise permitted pursuant to the Purchase Agreement, and will defend the right, title and interest of Collateral Agent and Investors in and to any of the Collateral against other claims and demands of all Persons whomsoever.

e.           Limitations on Dispositions of Collateral. The Company will not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so except for (x) sales of inventory in the ordinary course of its business and (y) so long as no Event of Default has occurred, the disposition in the ordinary course of business of property not material to the conduct of its business.

8.           Remedies, Event of Default. If any dissolution, liquidation, winding up of the affairs of the Company or other Event of Default shall occur and be continuing and subject to (a) the subordination provisions of the preceding Section 2 and (b) the terms of the Subordination Agreement, Collateral Agent may exercise in addition to all other rights and remedies granted in this Security Agreement or in any other instrument or agreement securing, evidencing or relating to the Obligations or at law or in equity, all rights and remedies of Collateral Agent under the Code. Collateral Agent shall be deemed not to have knowledge of any Event of Default unless and until notice thereof is given to Collateral Agent by the Company.  Without limiting the generality of the foregoing, the Company expressly agrees that in any such event, the Collateral Agent, without demand of performance or other demand (except the notice specified below of time and place of public or private sale) to or upon the Company or any other Person may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange broker's board or at any of the Collateral Agent’s offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Company hereby releases.  The Company further agrees, at Collateral Agent’s request, to assemble the Collateral, make it available to Collateral Agent at places which Collateral Agent shall reasonably select, whether at the Company's premises or elsewhere. Collateral Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safe keeping or otherwise of any or all of the Collateral or in any way relating to the rights of the Collateral Agent or Investors hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, the Company remaining liable for any deficiency remaining unpaid after the application, and only after so paying over such net proceeds and after the payment by the Collateral Agent of any other amount required by any provision of law.  To the extent permitted by applicable law, the Company waives all claims, damages, and demands against Collateral Agent arising out of the repossession, retention or sale of the Collateral.  The Company agrees that the Collateral Agent need not give more than 10 days notice of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters.  The Company shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Collateral Agent and the Investors are entitled.

The Company hereby waives presentment, demand, protest or any notice (to the extent permitted by applicable law) of any kind in connection with this Security Agreement or any collateral.

9.           Application of Proceeds.  Subject to the subordination provisions contained in the preceding Section 2, and subject to the terms of the Subordination Agreement, the proceeds of all sales and collections in respect of any Collateral shall be applied as follows:

First, to the payment of the costs and expenses of such sales and collections, the expenses of Collateral Agent and the reasonable fees and expenses of counsel to Collateral Agent;

Second, any surplus then remaining to the payment of the Obligations in such order and manner consistent with the provisions of Section 3 above as the Collateral Agent may in its sole discretion determine; and

Third, any surplus then remaining shall be paid to the Company.

10.           Limitation on Collateral Agent’s and Investor’s Duty in Respect of Collateral.  Beyond the use of reasonable care in the custody thereof, Collateral Agent and Investors shall have no duty as to any Collateral in their possession or control or in the possession or control of any agent or nominee of them or any income thereon or as to the preservation of rights against prior secured parties or any other rights pertaining thereto.

11.           Notices.  Any notice, request or other communication required or permitted hereunder shall be in writing and shall be delivered personally or by facsimile (receipt confirmed electronically) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to the Company, to:

ECO2 Plastics, Inc.
680 Second Street, Suite 200
San Francisco, CA 94107
Attn:      Rodney S. Rougelot
Fax:        (415) 829-6001

with a copy to:

The Otto Law Group, PLLC
601 Union Street, Suite 4500
Seattle, WA 98101
Attn:       David M. Otto
Fax:        (206) 262-9513

if to Collateral Agent, to:

Trident Capital, Inc.
505 Hamilton Avenue, Suite 200
Palo Alto, CA 94301
Attn:       Howard S. Zeprun, Chief Administrative Officer and General Counsel
Fax:        (650) 289-4444

if to the Investors, to:

The addresses of such Investors set forth on the signature pages hereto.

All such notices and communications shall be deemed to have been duly given:  (i) when delivered by hand, if personally delivered; (ii) five business days after being deposited in the mail, postage prepaid, if mailed certified mail, return receipt requested; (iii) one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; (iv) the date of transmission if sent via facsimile to the facsimile number as set forth in this Section prior to 5:00 pm in the time zone of the recipient on a business day, with confirmation of successful transmission or (v) the business day following the date of transmission if sent via facsimile to the facsimile number as set forth in this Section after 5:00 p.m. in the time zone of the recipient or on a date that is not a business day.  Change of a party’s address, facsimile number or specified recipient may be designated hereunder by giving notice to all of the other parties hereto in accordance with this Section.

12.           Severability.  Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13.           No Waiver; Cumulative Remedies.  Neither Collateral Agent nor any Investor shall, by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder and no waiver shall be valid unless in writing, signed by Collateral Agent or such Investor, as the case may be, and then only to the extent therein set forth.  A waiver by Collateral Agent or an Investor shall not be construed as a bar to any right or remedy which Collateral Agent or such Investor would otherwise have had on any future occasion.  No failure to exercise nor any delay by Collateral Agent or an Investor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise or any other right, power or privilege.  The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

14.           Successors and Assigns.  This Security Agreement and all obligations of the Company hereunder shall be binding upon the successors and permitted assigns of the Company, and shall, together with the rights and remedies of Collateral Agent and Investors hereunder, inure to the benefit of Collateral Agent and Investors and their successors and permitted assigns; provided that the Company may not assign any of its rights or obligations hereunder without the prior written consent of Collateral Agent.

15.           Amendment.  None of the terms or provisions of this Security Agreement may be altered, modified or amended except by an instrument in writing, duly executed by the Company and the holders of at least 70% of the aggregate principal amount of promissory notes then outstanding under the Purchase Agreement.  This Agreement amends and restates the Security Agreement by and among Trident, Hutton and the Company dated as of November 21, 2008, but nothing herein shall discharge the obligations of, nor constitute a novation with respect to, the indebtedness of the Company to Trident and Hutton pursuant to the Original Notes.

16.           Governing Law.  This Security Agreement shall be governed by and construed in accordance with the domestic laws of the State of California without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

17.           Counterparts. This Security Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

18           Facsimile.  This Security Agreement may be executed using facsimiles of signatures, and a facsimile of a signature shall be deemed to be the same, and equally enforceable, as an original of such signature.

19.           Termination.  At such time all Obligations have been fully satisfied, the security interest created hereby shall automatically terminate.  Collateral Agent shall take all such actions as may be requested by the Company to evidence such termination and to release the liens created hereby, at the Company's expense.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement to be duly executed and delivered as of the Effective Date.

ECO2 PLASTICS, INC.

By:
Rodney S. Rougelot
Chief Executive Officer

Trident Capital, Inc.,
as Collateral Agent

Executed by the undersigned as an authorized signatory of Trident Capital, Inc.

(signature)

(print name)

INVESTORS:

Trident Capital Fund-VI, L.P.
Trident Capital Fund-VI Principals Fund, L.L.C.

Executed by the undersigned as an authorized signatory of the General Partner of Trident Capital Fund-VI, L.P. and of the Managing Member of Trident Capital Fund-VI Principals Fund, L.L.C.

(signature)

(print name)

Address: 505 Hamilton Avenue, Suite 200
Palo Alto, CA 94301
Attn: Howard S. Zeprun
Chief Administrative Officer and General Counsel
Fax: +1 (650) 289-4444

INVESTORS:

Hutton Living Trust, dated 12-10-96

By:
G. Thompson Hutton, Trustee

Address: 2 Santiago Avenue Atherton, CA 94027

E-Mail: tom@thomspsonhutton.com

INVESTORS:

By:
Name:
Title:

Address:

Fax:
E-Mail:

Schedule A
Investors

Exhibit F

Amended and Restated Subordination and Intercreditor Agreement

AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT

This Amended and Restated Subordination and Intercreditor Agreement (this “Agreement”) is made as of this 17th day of December, 2008, among certain holders of promissory notes issued pursuant to the Prior Purchase Agreement (defined below) that are signatories hereto (collectively, the “Investors”), TRIDENT CAPITAL, INC., as collateral agent on behalf of the Investors (together with the Investors, individually and collectively, the “Current Lender”), TRIDENT CAPITAL FUND-VI, L.P. (“Trident Capital I”), TRIDENT CAPITAL FUND-VI PRINCIPALS FUND, L.L.C. (“Trident Capital II”), HUTTON LIVING TRUST DATED 12/10/1996 (“Hutton”), each other party listed as an additional senior lender on the signature page hereto and each other party who becomes bound by this Agreement as a senior lender pursuant to Section 21 of the Purchase Agreement, as defined below (each, an “Additional Investor” and, collectively with Trident Capital I, Trident Capital II and Hutton, the “December Investors”), TRIDENT CAPITAL, INC., as collateral agent on behalf of the December Investors (together with the December Investors, individually and collectively, the “New Lender”), and PENINSULA PACKAGING, LLC, a California limited liability company (“Peninsula” and, each of Peninsula and New Lender, a “Senior Lender” and collectively the “Senior Lenders”).

WITNESSETH

WHEREAS on November 21, 2008, J. Charles Buff (“Buff”) loaned Six Hundred Thousand Dollars ($600,000) to ECO2 Plastics Inc., a Delaware corporation (“Borrower”),  pursuant to a certain promissory note dated as of the date thereof (the “Buff Note”).

WHEREAS, on November 17 and November 21, 2008, Trident Capital Fund-VI, L.P. and Trident Capital Fund-VI Principals Fund, L.L.C. (collectively, the “Trident Lenders”) loaned an aggregate of Five Hundred Fifty Thousand Dollars ($550,000) to the Borrower pursuant to certain promissory notes dated as of November 17 or November 21, 2008 (collectively, the “Trident Notes”).

WHEREAS, on November 17, 2008, the Hutton Living Trust Dated 12/10/1996 loaned Fifty Thousand Dollars ($50,000) to the Borrower pursuant to a certain promissory note dated as of such date (the “Hutton Note” and, collectively with the Trident Notes and the Buff Note, the “Nov08 Notes”).

WHEREAS, the Investors are holders of certain indebtedness and liabilities owing from Borrower to the Investors pursuant to (a) those certain Convertible Secured Promissory Notes dated August 22, 2008, August 28, 2008, September 2, 2008 and September 15, 2008 (the “Earlier Investor Notes”), and (b) that certain Convertible Note and Warrant Purchase Agreement dated as of September 2, 2008 (the “Prior Purchase Agreement”; together with the Earlier Investor Notes, the “Existing Subordinated Debt Documents”). The Existing Subordinated Debt Documents and the Subordinated Security Agreement referenced below, together with all other documents, agreements, instruments and/or certificates relating thereto, are hereinafter collectively referred to as the “Subordinated Debt Documents.”

WHEREAS, all indebtedness, liabilities and obligations of Borrower to the Investors under the Subordinated Debt Documents, together with all interest and other monies due or to become due thereunder, and any fees, costs and expenses in connection therewith, and any amounts payable by Borrower in connection with any purchase rights, are hereinafter referred to as the “Subordinated Debt.”

WHEREAS, the payment and performance of all of the Subordinated Debt is secured by a security interest in certain assets of the Borrower, some or all of which constitute the Collateral, pursuant to an Amended and Restated Security Agreement dated as of September 2, 2008, given by Borrower in favor of Trident Capital, Inc., as collateral agent for the Investors (as amended, the “Subordinated Security Agreement”).

WHEREAS, on November 21, 2008, the Current Lender, Buff and the Trident Lenders entered into a Subordination and Intercreditor Agreement (the “Original Subordination Agreement”) pursuant to which the parties agreed that the Subordinated Debt would be subordinated to the indebtedness under the Nov08 Notes.

WHEREAS, on the date hereof, Buff assigned all of his right, title and interest in, under and to the Buff Note, the Original Subordination Agreement and certain documents related thereto to Peninsula.

WHEREAS, Peninsula, on the one hand, and the New Lender, on the other hand, each intend to lend at least an additional Nine Hundred Thousand Dollars ($900,000) to the Borrower, totaling at least One Million Eight Hundred Thousand Dollars ($1,800,000) in the aggregate.

WHEREAS, in connection with the foregoing additional loans and pursuant to a certain Convertible Note and Warrant Purchase Agreement dated as of the date hereof by and among the Borrower, Senior Lenders and certain other parties (the “Purchase Agreement”), Borrower has executed and delivered to Senior Lenders promissory notes in the aggregate amount of at least $3,000,000, including amounts originally represented by the Nov08 Notes (individually, a “Senior Note” and collectively the “Senior Notes”) evidencing certain of Borrower’s obligations, liabilities and indebtedness to Senior Lenders and as secured by Security Agreements dated as of the date hereof made by Borrower in favor of Senior Lenders (each, a “Security Agreement” and collectively the “Security Agreements”) (the Security Agreements, the Senior Notes and the Purchase Agreement, together with the other documents, instruments and agreements executed in connection therewith, as they may from time to time be modified, amended, restated or replaced, are hereinafter collectively referred to as the “Senior Loan Documents”), pursuant to which Senior Lenders have loaned to Borrower the aggregate principal amount of at least $3,000,000 (collectively the “Loans”), upon and subject to the terms of, the Senior Loan Documents.  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Senior Loan Documents.

WHEREAS, all of the indebtedness, liabilities and obligations of Borrower to Senior Lenders in connection with the Senior Loan Documents, including all extensions thereof and all debt issued to the Senior Lenders in respect thereof, are hereinafter collectively called the “Senior Debt.”

WHEREAS, the payment and performance of the Senior Debt is secured by  security interests in, among other things, all of the present and future goods, equipment, inventory, investment property, instruments, chattel paper, documents, letter-of-credit rights, accounts, deposit accounts, commercial tort claims and general intangibles of Borrower, wherever located, and the products and proceeds thereof (collectively, the “Collateral”).

WHEREAS, it is a condition precedent to the obligation of certain of the Senior Lenders to make the Loans provided for in the Senior Loan Documents that Current Lender and Borrower execute and deliver this Agreement to and with Senior Lenders.

NOW, THEREFORE, in order to induce Senior Lenders to make the Loans provided for in the Senior Loan Documents and in consideration therefor, and in consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

1.                     CONSENT.  CURRENT LENDER HEREBY CONSENTS TO AND APPROVES OF THE EXECUTION, DELIVERY AND PERFORMANCE BY BORROWER OF THE SENIOR LOAN DOCUMENTS AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED THEREBY, NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN ANY OF THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS EXECUTED IN CONNECTION WITH THE SUBORDINATED DEBT.  THE INVESTORS EXECUTING THIS AGREEMENT HEREBY REPRESENT AND WARRANT TO SENIOR LENDERS THAT THEY HOLD AT LEAST SIXTY PERCENT (60%) OF THE PRINCIPAL AMOUNT OF THE OUTSTANDING NOTES, AS SUCH TERM IS DEFINED IN THE PRIOR PURCHASE AGREEMENT.

2.                     SUBORDINATION.

Section 2.01    Subordination of Payment.  Except as set forth in Section 2.2 below, the payment of any and all of the principal amount of, interest on and any fees, costs and expenses on the Subordinated Debt is hereby expressly subordinated and made junior to the payment of the principal amount, all interest, all liquidated damages, fees, costs, expenses and any other amounts due on the Senior Debt.

Section 2.02    Payments.  Anything in any other agreement, instrument or document executed and delivered in connection with the Subordinated Debt to the contrary notwithstanding, Borrower shall not make, and Current Lender shall not receive, accept or retain, any direct or indirect payment, or prepayment on account, or any reduction (whether by way of loan, set-off or otherwise) in respect of the principal of, premium on, or interest on the Subordinated Debt until the Termination Date (as defined in Section 6.11); provided, however, that so long as at the time of and after giving effect to any such payment, no Event of Default has occurred under the Senior Loan Documents, or would occur as a result thereof, Borrower may make, and Current Lender may accept, regularly scheduled payments of principal and interest on the Subordinated Debt, without acceleration.

Section 2.03    Subordination of Lien.  Notwithstanding the date, manner or order of creation, attachment or perfection of (i) those security interests and liens in favor of Senior Lenders now or hereafter existing in the Collateral or (ii) those security interests and liens in favor of Current Lender now or hereafter existing in the Collateral, and notwithstanding any provisions of the Uniform Commercial Code or other applicable law or of any agreement(s) granting such security interests or liens to Current Lender and Senior Lenders, Senior Lenders and Current Lender hereby agree that: (a) any security interests and liens in and/or on the Collateral securing the Subordinated Debt shall be, in all respects, subject to and subordinate to the security interests and liens in and/or on the Collateral securing the Senior Debt, to the full extent thereof; and (b) any security interests and liens in and/or on the Collateral securing Senior Debt shall be, in all respects, of equal lien priority to any security interests and liens in and/or on the Collateral securing other Senior Debt, and any payments or proceeds of Collateral received under the Senior Loan Documents shall be made pro rata to the Senior Lenders on a pari passu basis until such time as all obligations under the Senior Loan Documents have been paid in full; provided, that each Senior Lender shall first be entitled to recover any expenses or fees incurred in connection with the exercise of its rights and remedies with respect to the Collateral under this Agreement.  Current Lender will indicate in any financing statement filed (whether before or after the date hereof, including if necessary by amendment) in connection with the Subordinated Debt that its security interests and liens in the Collateral are subordinated to the security interests and liens of Senior Lenders in the Collateral, subject to the terms of this Agreement.

Section 2.04    Default/Remedies.  In the event of (a) the application for the appointment of a receiver or custodian for Borrower or the property of Borrower, (b) the entry of an order for relief or the filing of a petition by or against Borrower under the provisions of the Bankrupcty Code (as defined below), (c) any assignment for the benefit of creditors by or against Borrower, or (d) Borrower’s insolvency (which term is defined for purposes of this paragraph as the failure or inability of Borrower to meet its obligations as the same fall due) (collectively, an “Insolvency Event”), then and in any such event:

(i)
All of the Senior Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities, obligations or other property, shall be made in respect of the Subordinated Debt;

(ii)
Any payment or distribution of any character, which would otherwise (but for the terms hereof) be payable or deliverable in respect of the Subordinated Debt (including any payment or distribution of any other indebtedness of Borrower being subordinated to the Subordinated Debt), shall be paid or delivered directly to Senior Lenders, or their representatives, until the Termination Date, and Current Lender irrevocably authorizes, empowers and directs all receivers, custodians, trustees, liquidators, conservators and others having authority in the property and premises of Current Lender to effect all such payments and deliveries; and

(iii)
Notwithstanding any statute, including, without limitation, the United States Bankruptcy Code (the “Bankruptcy Code”), any rule of law or bankruptcy procedures to the contrary, the right of Senior Lenders hereunder to have all of the Senior Debt paid and satisfied in full prior to the payment of any of the Subordinated Debt shall include, without limitation, the right of Senior Lenders to be paid in full all interest accruing on the Senior Debt due to the Senior Lenders after the filing of any petition by or against Borrower in connection with any bankruptcy or similar proceeding or any other proceeding referred to in this paragraph, hereof, prior to the payment of any amounts in respect to the Subordinated Debt, including, without limitation, any interest due to Current Lender accruing after such date.

Section 2.05    Power of Attorney.  In the event of any Insolvency Event involving Borrower prior to the Termination Date, the Senior Lenders are hereby appointed as the attorney-in-fact for Current Lender with respect to the Subordinated Debt to take the following actions if Senior Lenders choose to do so and if the Current Lender has failed to take any such actions at least ten (10) days in advance of any applicable bar date: (a) demand, sue for, collect and receive any and all such cash or other assets, file any claim, proof of claim or similar instrument, and institute such other proceedings which Senior Lenders may in their sole and absolute discretion deem necessary, advisable or appropriate to have the Subordinated Debt claim allowed in such Insolvency Event, to collect the Subordinated Debt, and to enforce the terms of this Agreement, and (b) to vote for Current Lender with respect to the Subordinated Debt in connection with any matter before a bankruptcy court requiring approval by Current Lender, provided that Senior Lenders shall have no right to compromise the rights of Current Lender with respect to any creditor junior to Current Lenders.

Section 2.06    Payments in Trust.  If, notwithstanding the provisions of this Agreement, any payment or distribution of any character (whether in cash, securities, or other property) or any security shall be received by any Senior Lender or by Current Lender in contravention of the terms of this Agreement, such payment, distribution or security shall not be commingled with any asset of a Senior Lender or Current Lender, shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to the other party, or its representative, for application to the payment of the applicable debt remaining unpaid.

Section 2.07    Transfer/Assignment of Senior Debt.  This Agreement, without further reference, shall pass to and may be relied on and enforced by any transferee or subsequent holder of any Senior Debt.  In the event of any sale, assignment, disposition or other transfer of any Subordinated Debt, Current Lender shall cause the transferee thereof to execute and deliver to the Senior Lenders an agreement (substantially identical with this Agreement or otherwise in form and substance satisfactory to Senior Lenders) providing for the continued subordination of the Subordinated Debt to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of Senior Lenders arising under this Agreement.

3.                     CONTINUED EFFECTIVENESS OF THIS AGREEMENT.  THE TERMS OF THIS AGREEMENT, THE SUBORDINATION EFFECTED HEREBY, AND THE RIGHTS OF SENIOR LENDERS AND THE OBLIGATIONS OF CURRENT LENDER ARISING HEREUNDER, SHALL NOT BE AFFECTED, MODIFIED OR IMPAIRED IN ANY MANNER OR TO ANY EXTENT BY:

(a)	any amendment, modification or termination of or supplement to the Senior Loan Documents or any other agreement, instrument or document executed or delivered pursuant thereto;

(b)	the validity or enforceability of any such documents;

(c)
the release, sale, exchange or surrender, in whole or in part, of any collateral security, now or hereafter existing, for any of the Senior Debt or any other indebtedness, liability or obligation of Borrower to Senior Lenders, now existing or hereafter arising;

(d)	any exercise or failure to exercise any right, power or remedy under or in respect of the Senior Debt or any of such instruments and documents referred to in clause (a) above or arising at law; or

(e)
any waiver, consent, release, indulgence, extension, renewal, modifications, delay or other action, inaction or omission in respect of the Senior Debt or any of the agreements instruments or documents executed and delivered in respect of any collateral security for the Senior Debt or any other indebtedness, liability or obligation of Borrower to Senior Lenders, now existing or hereafter arising, all whether or not Current Lender shall have had notice or knowledge of any of the foregoing and whether or not it shall have consented thereto.

4.                     RESTRICTIONS; RIGHTS AND REMEDIES; WAIVER OF CLAIMS.

Section 4.01    Restrictions.  Prior to the Termination Date and notwithstanding anything contained in any Subordinated Debt Documents to the contrary, Current Lender shall not, without the prior written consent of Senior Lenders, do any of the following:

(a)	amend, modify or supplement or agree to any amendment, modification or supplement of, or to, the Subordinated Debt or any of the Subordinated Debt Documents in any manner;

(b)
accelerate the maturity of all or any portion of the Subordinated Debt, or take any action towards collection of all or any portion of the Subordinated Debt or enforcement of any rights, powers or remedies under the Subordinated Debt Documents against any of the property, real or personal, of Borrower, or any interest therein or under other agreements entered into pursuant thereto or against any of the property, real or personal, of Borrower or any interest therein upon the occurrence of any event of default under the Subordinated Debt or as defined in the Subordinated Debt Documents or any event, which with the passage of time, or giving of notice, or both would constitute such a default (including, without limitation, the occurrence of an Event of Default under any of the Senior Loan Documents);

(c)
contest, protest or object to any foreclosure proceeding, post petition financing, use of cash collateral or action brought by a Senior Lender or any other exercise by a Senior Lender of any rights or remedies under the Senior Loan Documents or applicable law; or

(d)
obtain any additional security interest in or liens upon any of Borrower’s existing or hereafter acquired real or personal property including, without limitation, the Collateral without the Senior Lenders’ prior written consent.  In the event that Current Lender shall, despite the provisions of this paragraph, obtain any such additional security interest or lien, then without any further action any such security interest or lien shall be deemed assigned to Senior Lenders as collateral security for the Senior Debt.

 4.2           Senior Lenders’ Rights and Remedies.  The Senior Lenders shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral and the Senior Lenders shall not be required to marshal any Collateral.  In exercising rights and remedies with respect to the Collateral, the Senior Lenders may enforce the provisions of the Senior Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.

 4.3           Right to Release.  The Senior Lenders’ rights with respect to the Collateral include the right to release any or all of the Collateral from the security interest and lien of any Senior Loan Documents or Subordinated Debt Documents in connection with the sale of such Collateral, notwithstanding that the net proceeds of any such sale may not be used to permanently prepay any Senior Debt or Subordinated Debt.  If Senior Lenders shall determine, in connection with any sale of Collateral, that the release of such security interest and lien of any Subordinated Debt Document on such Collateral in connection with such sale is necessary or advisable, Current Lender shall execute such release documents and instruments and shall take such further actions as Senior Lenders shall request. Current Lender hereby irrevocably constitutes and appoints the Senior Lenders  and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Current Lender and in the name of Current Lender or in Senior Lenders’ own names, from time to time in Senior Lenders’ discretion, for the purpose of carrying out the terms of this paragraph, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release.

 4.4           Waiver of Claims.  To the maximum extent permitted by law, Current Lender waives any claim it might have against Senior Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of Senior Lenders, or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Senior Loan Documents or any transaction relating to the Collateral.  No Senior Lender nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Borrower or Current Lender or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

 4.5           Senior Lender Restrictions.  Until the Termination Date, no Senior Lender shall obtain any additional security interests in or liens upon any of Borrower’s existing or hereafter acquired real or personal property including, without limitation, the Collateral, without the prior written consent of Senior Lenders holding at least 70% of the principal amount of the outstanding Senior Notes.  No Senior Lender shall challenge the enforceability of another Senior Lender’s claim with respect to Senior Debt or challenge the enforceability of any lien or security interest granted under the Senior Loan Documents.

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’S AFFILIATES WITH RESPECT TO CONTRACTS WHICH ARE PART OF SENIOR LENDERS’ COLLATERAL) AGREES NOT TO INITIATE OR PROSECUTE OR ENCOURAGE ANY OTHER PERSON TO INITIATE OR PROSECUTE ANY CLAIM, ACTION, OBJECTION OR OTHER PROCEEDING (I) CHALLENGING THE ENFORCEABILITY OF A SENIOR LENDER'S CLAIM WITH RESPECT TO SENIOR DEBT, (II) CHALLENGING THE ENFORCEABILITY OF ANY LIENS OR SECURITY INTERESTS IN ASSETS SECURING THE SENIOR DEBT, (III) ASSERTING ANY CLAIMS WHICH BORROWER MAY HOLD WITH RESPECT TO A SENIOR LENDER, OR (IV) OBJECTING TO ANY SALE OR OTHER DISPOSITION OF BORROWER’S ASSETS CONSENTED TO BY SENIOR LENDERS IN ANY BANKRUPTCY OR OTHER PROCEEDING OR ANY BORROWING OR GRANT OF ANY LIEN BY BORROWER CONSENTED TO BY SENIOR LENDERS IN ANY SUCH PROCEEDING.

6.                     GENERAL PROVISIONS.

Section 6.01    Successors and Assigns.  This Agreement is entered into for the benefit of the parties hereto and their successors and permitted assigns.  It shall be binding upon and shall inure to the benefit of the parties, their successors and assigns.  Current Lender shall not assign this Agreement, or its rights and obligations hereunder, without the prior written consent of Senior Lenders.  Any Senior Lender may only assign this Agreement to any assignee of its Senior Note from Borrower.

Section 6.02    Subrogation.  No payment or distribution to a Senior Lender pursuant to the provisions of this Agreement shall entitle Current Lender to exercise any rights of subrogation in respect thereof prior to the Termination Date.  After the Termination Date, and provided that no payments are voidable, Current Lender shall be subrogated to the rights of Senior Lenders to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to Current Lender have been applied to the payment of Senior Debt.  A distribution made under this Agreement to Senior Lenders, which otherwise would have been made to Current Lender, is not, as between Current Lender and Borrower, a payment by Borrower on the Subordinated Debt.

Section 6.03    Reinstatement.  The obligations of Current Lender under this Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Debt is rescinded or must otherwise be restored or returned by Senior Lenders by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of Borrower’s property, or otherwise, all as though such payment had not been made.

Section 6.04    Notice.  Wherever this Agreement provides for notice to any party (except as expressly provided to the contrary), it shall be given by messenger, facsimile, certified U.S. mail with return receipt requested, or nationally recognized overnight courier with receipt requested, effective when received or receipt rejected by the party to whom addressed, and shall be addressed as follows, or to such other address as the party affected may hereafter designate:

If to a Senior Lender:	As set on the signature page for such Senior Lender

If to any Investor or
Additional Investor:	As set on the signature page for such party

If to Trident
Capital, Inc.:	Trident Capital, Inc.
505 Hamilton Avenue, Suite 200
Palo Alto, CA 94301
	Attn:	Howard C. Zeprun, Chief Administrative Officer and General Counsel
	Fax:	(650) 289-4444

Section 6.05    Conflicts of Terms.  In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of the Subordinated Debt, or any document executed in connection therewith or the indebtedness evidenced thereby, the provisions of this Agreement shall control and govern.  In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of the Security Agreements, the provisions of this Agreement shall control and govern.

Section 6.06    Further Assurances. Current Lender and Borrower, at their own expense and at any time from time to time, upon the written request of Senior Lenders will promptly and duly execute and deliver such further instruments and documents and take such further actions as Senior Lenders reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.  Each Senior Lender agrees, at its own expense, to execute and deliver such further instruments and documents and take such further actions as may be reasonably necessary in order to effectuate the terms of this Agreement.

Section 6.07    Expenses.  Borrower will pay or reimburse a Senior Lender, upon demand, for all its costs and expenses in connection with the enforcement or preservation of any rights under this Agreement, including, without limitation, fees and disbursements of counsel to such Senior Lender.  Borrower will pay, indemnify, and hold each Senior Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to this Agreement or any action taken or omitted to be taken by any Senior Lender with respect to any of the foregoing.

Section 6.08    Legend.  Current Lender and Borrower will cause any promissory note evidencing the Subordinated Debt to bear upon its face a legend referring to this Agreement and indicating that such promissory note is subordinated as provided herein.

Section 6.09    Entire Agreement; Amendments.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.  This Agreement may not be amended or modified orally but may be amended or modified in writing if signed by Trident Capital, Inc., holders of at least sixty percent (60%) of the principal amount of the outstanding Notes under the Prior Purchase Agreement, and Senior Lenders holding at least 70% of the principal amount of the outstanding Senior Notes.  This Agreement amends and restates the Original Subordination Agreement, as assigned by Buff to Peninsula on the date hereof, but nothing herein shall discharge the obligations of, nor constitute a novation with respect to, the indebtedness of the Borrower to Buff pursuant to that certain Promissory Note issued by the Borrower in favor of Buff dated as of November 21, 2008, which such document was assigned by Buff to Peninsula on the date hereof. No amendment or waiver of provision of this Agreement shall in any event be effective unless it is in writing, making specific reference to this Agreement and signed by the party against whom such waiver is sought to be enforced.

Section 6.10    No Third-Party Beneficiaries.  Notwithstanding anything contained herein to the contrary, no provision of this Agreement is intended to benefit any party other than the signatories hereto, nor shall any such provision be enforceable by any other party.

Section 6.11    Termination.  This Agreement shall terminate upon the indefeasible payment in full of the Senior Debt and termination of the Senior Loan Documents (such date being referred to as the “Termination Date”).

Section 6.12    Counterparts; Facsimile.  This Agreement may be executed in any number of counterparts (each of which may be transmitted via facsimile or pdf), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

Section 6.13    Action by Senior Lenders.  Except as otherwise expressly set forth herein, any action or consent required or permitted hereunder on the part of the Senior Lenders (including, without limitation, the exercise of any remedies under the Senior Loan Documents on the part of the Senior Lenders) may only be taken on behalf of the Senior Lenders by (a) Peninsula, in the event that such party holds at least 30% of the principal amount of the outstanding Senior Notes, or (b) by Senior Lenders holding a majority in interest of the Senior Notes, in the event that Peninsula does not hold at least 30% of the principal amount of the outstanding Senior Notes; provided, however, that in either case, if any Senior Lender would be affected by any such action in a manner materially and adversely different than other Senior Lenders (solely in respect of each such party’s holdings of Senior Notes), regardless of whether such action was taken by a majority in interest of the Senior Notes, then the consent of such adversely affected Senior Lender shall also be required.  No Senior Lender shall owe any duty to the other Senior Lenders except as expressly set forth herein; provided, that the foregoing shall not abrograte any duties that Trident Capital, Inc. may have in its capacity as collateral agent.

7.                     GOVERNING LAW; CONSENT TO JURISDICTION.

  (A)           THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN CALIFORNIA, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF SENIOR LENDERS’ LIENS UPON SUCH COLLATERAL AND THE ENFORCEMENT OF SENIOR LENDERS’ OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF CALIFORNIA.

  (B)           EACH PARTY HEREBY CONSENTS AND AGREES THAT ANY FEDERAL OR STATE COURT LOCATED IN ANY COUNTY IN THE STATE OF CALIFORNIA, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT; PROVIDED, HOWEVER, THAT A SENIOR LENDER MAY, AT ITS OPTION, COMMENCE ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION TO OBTAIN POSSESSION OF OR FORECLOSE UPON ANY COLLATERAL, TO OBTAIN EQUITABLE RELIEF OR TO ENFORCE ANY JUDGMENT OR ORDER OBTAINED BY SUCH SENIOR LENDER AGAINST CURRENT LENDER OR WITH RESPECT TO ANY COLLATERAL, OR TO ENFORCE ANY OTHER RIGHT OR REMEDY OR OBTAIN ANY OTHER RELIEF DEEMED APPROPRIATE BY SUCH LENDER WITH RESPECT TO ANY COLLATERAL.  EACH PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.  EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS CONSENT TO JURISDICTION PROVISION WITH ITS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the day and year first above written.

Peninsula Packaging, LLC

By:
Alex Millar, Managing Director

c/o Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103
Attn: Todd C. Vanett, Esquire
Fax: (215) 564-8120

Trident Capital Fund-VI, L.P.
Trident Capital Fund-VI Principals Fund, L.L.C.

Executed by the undersigned as an authorized signatory of the General Partner of Trident Capital Fund-VI, L.P. and of the Managing Member of Trident Capital Fund-VI Principals Fund, L.L.C.

(signature)

(print name)

c/o Trident Capital, Inc.
505 Hamilton Avenue, Suite 200
Palo Alto, CA 94301
Attn: Howard C. Zeprun, Chief Administrative Officer and General Counsel
Fax: (650) 289-4444

Hutton Living Trust Dated 12/10/1996

By:
G. Thompson Hutton, Trustee

Two Santiago Avenue
Atherton, CA 94027
Fax: (650) 326-6273

ADDITIONAL SENIOR LENDERS:

If an entity:

(Company name)

By:
Name:
Title:

Address:

Fax:

If an individual:

(Signature of individual)

Printed Name:

Address:

Fax:

TRIDENT CAPITAL, INC., as collateral agent on behalf of the Investors

By:

Name:
Title:

TRIDENT CAPITAL, INC., as collateral agent on behalf of the December Investors

By:

Name:
Title:

INVESTORS:
Trident Capital Fund-VI, L.P.
Trident Capital Fund-VI Principals Fund, L.L.C.

Executed by the undersigned as an authorized signatory of the General Partner of Trident Capital Fund-VI, L.P. and of the Managing Member of Trident Capital Fund-VI Principals Fund, L.L.C.

John H. Moragne

c/o Trident Capital, Inc.
505 Hamilton Avenue, Suite 200
Palo Alto, CA 94301
Attn: Howard C. Zeprun, CAO and GC
Fax: (650) 289-4444

Hutton Living Trust Dated 12/10/1996

By:
G. Thompson Hutton, Trustee

Two Santiago Avenue
Atherton, CA 94027
Fax: (650) 326-6273

Buzby-Vasan 1997 Trust

By:
David S. Buzby, Trustee
1373 3rd Avenue
San Francisco, CA 94122

William and Michele Whittaker Trust UTD 6/25/03

By:

8070 La Jolla Shores Drive #508
La Jolla, CA 92037
Attn: William Whittaker

Rodney S. Rougelot

By:

542 46th Ave.
San Francisco, CA 94121
Fax: (415) 829-6001

Carol S. Rougelot Family Trust

By:
Rodney S. Rougelot, Trustee
542 46th Ave.
San Francisco, CA 94121
Fax: (415) 829-6001

Saratoga Capital Partner, L.L.C.

By:
David Otto

601 Union St Ste 4500
Seattle, WA 98101
Attn: Peter Cangany
Fax: (866) 288-2746
Email: peter.cangany@ey.com

BORROWER AGREEMENT

The undersigned, the Borrower mentioned in the foregoing Amended and Restated Subordination and Intercreditor Agreement, hereby acknowledges receipt of a copy thereof, acknowledges that the Subordinated Debt mentioned therein is payable as stated therein.  Borrower shall make no payment of principal of or interest on the Subordinated Debt, other than as expressly permitted under Section 2.2 of the Amended and Restated Subordination and Intercreditor Agreement.

Dated as of December 17, 2008

ECO2 PLASTICS, INC.

By:
Name:
Title: